WESTCORE TRUST

Westcore Growth Fund

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Westcore Select Fund

Westcore Small-Cap Growth Fund

Westcore Blue Chip Dividend Fund

Westcore Mid-Cap Value Dividend Fund

Westcore Small-Cap Value Dividend Fund

Westcore Micro-Cap Opportunity Fund

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Retail and Institutional Class

SUPPLEMENT DATED JANUARY 31, 2014

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2013

The following information supplements and should be read in conjunction with the information provided in the Funds’ Statement of Additional Information dated April 30, 2013.

Institutional Shareholder Services, (“ISS”) has made certain changes to its domestic and global policies for the year 2014, effective for meetings held on or after January 31, 2014. As such, Appendix B of the Statement of Additional Information should be deleted in its entirety and replaced with the following pages:

Appendix B

Summary of Denver Investments’ Proxy Voting Policy

Denver Investments, relies on a third-party vendor, Institutional Shareholder Services (“ISS”), to research, vote and record all proxy ballots for the security positions we maintain on clients’ behalf and for which we have voting authority.  Annually, we fully review ISS’ independence and its Proxy Voting Guidelines.  We follow ISS’ General Guidelines on most issues for shareholder vote. However, ISS does offer more customized proxy voting policies, such as Taft-Hartley and Public Fund Advisory which may be selected by clients for an additional fee. Major subcategories within ISS’ guidelines are:

  1)  Operational Items

  2)  Board of Directors

  3)  Proxy Contests

  4)  Anti-takeover Defenses and Voting Related Issues

  5)  Mergers and Corporate Restructurings

  6)  State of Incorporation

  7)  Capital Structure

  8)  Executive and Director Compensation

  9)  Corporate Social Responsibility (CSR) Issues

10)  Mutual Fund Proxies

11)  Global Proxy Voting Matters

ISS’ Proxy Voting Guidelines may be updated from time to time.

In the rare instance when a portfolio manager or analyst believes that an ISS recommendation would be to the detriment of the firm’s investment clients, we can and will override ISS’ recommendation through a manual vote. If more than one investment team or Wealth Management portfolio manager holds the security, the decision to override should be authorized by a member of each investment team or the Wealth Management portfolio manager. The final authorization to override an ISS recommendation must be approved by the CCO or a member of Denver Investments’ Management Committee other than the individual requesting the override. A written record supporting the decision to override the ISS recommendation will be maintained.

Generally, for stocks traded on foreign exchanges, Denver Investments will exercise its voting authority.  However, if we believe that by voting, a client will incur excessive expense or that a lack of liquidity of a stock may be an issue, Denver Investments may not exercise its voting authority after considering all relevant factors.

For any matters subject to proxy vote for mutual funds in which Denver Investments is an affiliated party, Denver Investments will vote on behalf of clients invested in such mutual funds in accordance with ISS recommendations, with no exceptions.

Client information is automatically recorded in ISS’ system for record keeping. ISS provides the necessary reports for the Westcore Funds to prepare its Form N-PX annually.

Below is a condensed version of ISS’s the proxy voting recommendations for 2014.

USConcise (2014)

Canada (2014)

European (2014)

Americas (2014)

Brazil (2014)

S Africa (2014)

EMEA (2014)

Hong Kong (2014)

Japan (2014)

S Korea (2014)

Singapore (2014)

Taiwan (2014)

China (2014)

RussianKazakhstan (2014)

Australia (2013)

New Zealand (2013)

Transparency. Inclusiveness. Global Expertise.

2014 U.S. Proxy Voting Concise Guidelines

December 19, 2013

Institutional Shareholder Services Inc.

Copyright © 2013 by ISS

www.issgovernance.com

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ISS' 2014 U.S. Proxy Voting Concise Guidelines

The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of ISS’ 2014 proxy voting guidelines can be found at: http://www.issgovernance.com/policy/2014/policy_information

Routine/Miscellaneous

Auditor Ratification

Vote for proposals to ratify auditors unless any of the following apply:

  An auditor has a financial interest in or association with the company, and is therefore not independent;

  There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP, or material weaknesses identified in Section 404 disclosures; or

  Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

  Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Board of Directors:

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

1.   Accountability

2.   Responsiveness

3.   Composition

4.   Independence

Generally vote for director nominees, except under the following circumstances:

1.  Accountability

Vote against1 or withhold from the entire board of directors (except new nominees2, who should be considered case-by-case) for the following:

1  In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2  A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic

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Problematic Takeover Defenses

Classified Board Structure:

1.1.    The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.    The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

  A classified board structure;

  A supermajority vote requirement;

  Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

  The inability of shareholders to call special meetings;

  The inability of shareholders to act by written consent;

  A dual-class capital structure; and/or

  A non–shareholder-approved poison pill.

Poison Pills:

1.3.    The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;

1.4.    The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.    The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

1.6.    The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

  The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

  The issuer’s rationale;

  The issuer’s governance structure and practices; and

  The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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1.7.    The non-audit fees paid to the auditor are excessive (see discussion under “ Auditor Ratification”);

1.8.    The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.    There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee, and potentially the full board, if:

1.10.   Poor accounting practices are identified that rise to a level of serious concern, such as: fraud, misapplication of GAA; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee, and potentially the full board, if:

1.11.   There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12.   The company maintains significant problematic pay practices;

1.13.   The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14.   The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15.   The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.   The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

•    The company's response, including:

o    Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

o    Specific actions taken to address the issues that contributed to the low level of support;

o    Other recent compensation actions taken by the company;

•     Whether the issues raised are recurring or isolated;

•     The company's ownership structure; and

•     Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.17.   Material failures of governance, stewardship, risk oversight3, or fiduciary responsibilities at the company;

1.18.   Failure to replace management as appropriate; or

1.19.   Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

3  Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

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2.  Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors, as appropriate, if:

2.1.  The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

  Disclosed outreach efforts by the board to shareholders in the wake of the vote;

  Rationale provided in the proxy statement for the level of implementation;

  The subject matter of the proposal;

  The level of support for and opposition to the resolution in past meetings;

  Actions taken by the board in response to the majority vote and its engagement with shareholders;

  The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

  Other factors as appropriate.

2.2.   The board failed to act on takeover offers where the majority of shares are tendered;

2.3.   At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

2.4.   The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

2.5.   The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

  The board's rationale for selecting a frequency that is different from the frequency that received a plurality;

  The company's ownership structure and vote results;

  ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and

  The previous year's support level on the company's say-on-pay proposal.

3.      Composition

Attendance at Board and Committee Meetings:

3.1.     Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

  Medical issues/illness;

  Family emergencies; and

  Missing only one meeting (when the total of all meetings is three or fewer).

3.2.       If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors:

4 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

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Vote against or withhold from individual directors who:

3.3.    Sit on more than six public company boards; or

3.4.    Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards5.

4.      Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors when:

4.1.    The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

4.2.    The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

4.3.    The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

4.4.    Independent directors make up less than a majority of the directors.

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote case-by-case on proposals to enact proxy access, taking into account, among other factors:

  Company-specific factors; and

  Proposal-specific factors, including:

  The ownership thresholds proposed in the resolution (i.e., percentage and duration);

  The maximum proportion of directors that shareholders may nominate each year; and

  The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Proxy Contests—Voting for Director Nominees in Contested Elections

Vote case-by-case on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;

  Management’s track record;

  Background to the proxy contest;

  Qualifications of director nominees (both slates);

  Strategic plan of dissident slate and quality of critique against management;

5  Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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  Likelihood that the proposed goals and objectives can be achieved (both slates);

  Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote case-by-case considering the same factors listed above.

Shareholder Rights & Defenses

Poison Pills- Management Proposals to Ratify Poison Pill

Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20% trigger, flip-in or flip-over;

  A term of no more than three years;

  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote against proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

  The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

  The value of the NOLs;

  Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

  The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

  Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

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Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

  Shareholders' current right to act by written consent;

  The consent threshold;

  The inclusion of exclusionary or prohibitive language;

  Investor ownership structure; and

  Shareholder support of, and management's response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

  An unfettered6 right for shareholders to call special meetings at a 10 percent threshold;

  A majority vote standard in uncontested director elections;

  No non-shareholder-approved pill; and

  An annually elected board.

CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•      Past Board Performance:

o  The company's use of authorized shares during the last three years

•       The Current Request:

o   Disclosure in the proxy statement of the specific purposes of the proposed increase;

o   Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

o   The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

6 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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Dual Class Structure

Generally vote against proposals to create a new class of common stock, unless:

  The company discloses a compelling rationale for the dual-class capital structure, such as:

  The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or

  The new class of shares will be transitory;

  The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

  The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preferred Stock Authorization

Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•      Past Board Performance:

o  The company's use of authorized preferred shares during the last three years;

•      The Current Request:

o  Disclosure in the proxy statement of the specific purposes for the proposed increase;

o  Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

o  In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

o  Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

  Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

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  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

  Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

  Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

  Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

  Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

  Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

  There is a significant misalignment between CEO pay and company performance ( pay for performance);

  The company maintains significant  problematic pay practices;

  The board exhibits a significant level of  poor communication and responsiveness to shareholders.

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Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

  There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to a pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

  The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

  The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

  The situation is egregious.

Vote against an equity plan on the ballot if:

•    A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

o    Magnitude of pay misalignment;

o    Contribution of non-performance-based equity grants to overall pay; and

o    The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

  Peer Group7 Alignment:

  The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.

  The multiple of the CEO's total pay relative to the peer group median.

  Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

  The ratio of performance- to time-based equity awards;

  The overall ratio of performance-based compensation;

  The completeness of disclosure and rigor of performance goals;

  The company's peer group benchmarking practices;

7  The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

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  Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

  Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

  Realizable pay8 compared to grant pay; and

  Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

  Problematic practices related to non-performance-based compensation elements;

  Incentives that may motivate excessive risk-taking; and

  Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

  Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

  Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

  New or extended agreements that provide for:

o    CIC payments exceeding 3 times base salary and average/target/most recent bonus;

o    CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);

o    CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

  Multi-year guaranteed bonuses;

  A single or common performance metric used for short- and long-term plans;

  Lucrative severance packages;

  High pay opportunities relative to industry peers;

  Disproportionate supplemental pensions; or

  Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

8 ISS research reports will include realizable pay for S&P1500 companies.

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  Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

  Duration of options backdating;

  Size of restatement due to options backdating;

  Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

  Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

  Failure to respond to majority-supported shareholder proposals on executive pay topics; or

  Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

o    The company's response, including:

▪    Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

▪    Specific actions taken to address the issues that contributed to the low level of support;

▪    Other recent compensation actions taken by the company;

o    Whether the issues raised are recurring or isolated;

o    The company's ownership structure; and

o    Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an against recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

  Single- or modified-single-trigger cash severance;

  Single-trigger acceleration of unvested equity awards;

  Excessive cash severance (>3x base salary and bonus);

  Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

  Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

  Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

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  The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote case-by-case on equity-based compensation plans. Vote against the equity plan if any of the following factors apply:

  The total cost of the company’s equity plans is unreasonable;

  The plan expressly permits repricing;

  A pay-for-performance misalignment is found;

  The company’s three year burn rate exceeds the burn rate cap of its industry group;

  The plan has a liberal change-of-control definition; or

  The plan is a vehicle for problematic pay practices.

Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and, in addition, the following will also be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

  Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;

  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

  If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

  If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Political Activities

Lobbying

Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

  The company’s current disclosure of relevant lobbying policies, and management and board oversight;

  The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

  Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

  The company's current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

  Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Ties

Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

  There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and

  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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8. Foreign Private Issuers Listed on U.S. Exchanges

Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. Otherwise, they, and all other voting items, will be evaluated using the relevant ISS regional or market proxy voting guidelines.

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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2014 Canadian Proxy Voting Guidelines

TSX-Listed Companies

December 19, 2013

Institutional Shareholder Services Inc.

Copyright © 2013 by ISS

www.issgovernance.com

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ISS' 2014 Canadian Proxy Voting Guidelines- TSX Companies

Effective for Meetings on or after Feb. 1, 2014

Published December 19, 2013

1. ROUTINE/MISCELLANEOUS	4
Audit-Related	4
Financial Statements/Director and Auditor Reports	4
Ratification of Auditors	4
Other Business	4

2. BOARD OF DIRECTORS	5
Slate Ballots (Bundled director elections)	5
Voting on Director Nominees in Uncontested Elections	5
2014 ISS Canadian Definition of Independence	7
Board Structure and Independence	8
Insiders on Key Committees	9
Audit Fee Disclosure	10
Excessive Non-Audit Fees	11
Persistent Problematic Audit Related Practices	11
Director Attendance	11
Overboarded Directors	12
Former CEO/CFO on Audit/Compensation Committee	12
Voting on Directors for Egregious Actions	13
Board Responsiveness	13
Other Board-Related Proposals	14
Classification/Declassification of the Board	14
Independent Chairman (Separate Chairman/CEO)	14
Majority of Independent Directors/Establishment of Committees	15
Majority Vote Standard for the Election of Directors	15
Proxy Contests - Voting for Director Nominees in Contested Elections	15

3. SHAREHOLDER RIGHTS & DEFENSES	17
Advance Notice Requiremen	17
Enhanced Shareholder Meeting Quorum for Contested Director Elections	18
Appointment of Additional Directors Between Annual Meetings	18
Article/Bylaw Amendments	18
Cumulative Voting	19
Confidential Voting	19
Poison Pills (Shareholder Rights Plans)	20
Reincorporation Proposals	22
Supermajority Vote Requirements	22

4. CAPITAL/RESTRUCTURING	23
Mergers and Corporate Restructurings	23

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Income Trust Conversions	23
Increases in Authorized Capital	25
Private Placement Issuances	25
Blank Cheque Preferred Stock	26
Dual-class Stock	26
Escrow Agreements	27

5. COMPENSATION	28
Executive Pay Evaluation	28
Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals	28
Pay for Performance Evaluation	29
Problematic Pay Practices	31
Board Communications and Responsiveness	32
Equity Compensation Plans	32
Cost of Equity Plans	33
Dilution and Burn Rate Assessment	33
Plan Amendment Provisions	34
Non-Employee Director Participation	36
Director Limit Considerations	36
Repricing Options	37
Repricing Proposals	37
Other Compensation Plans	37
Employee Stock Purchase Plans (ESPPs, ESOPs)	37
Deferred Share Unit Plans	38
Shareholder Proposals on Compensation	39
Shareholder Advisory Vote Proposals	39
Supplemental Executive Retirement Plans (SERPS) Proposals	39

6. SOCIAL/ENVIRONMENTAL ISSUES	41

DISCLOSURE/DISCLAIMER	42

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1. Routine/Miscellaneous

Audit-Related

Financial Statements/Director and Auditor Reports

Companies are required under their respective Business Corporations Acts (BCAs) to submit their financial statements and the auditor report, which is included in the company’s annual report, to shareholders at every Annual General Meeting (AGM). This routine item is almost always non-voting.

Ratification of Auditors

Vote for proposals to ratify auditors, unless the following applies:

•    Non-audit related fees paid to the auditor exceed audit-related fees.

RATIONALE: Multilateral Instrument 52-110 relating to Audit Committees defines “audit services” to include the professional services rendered by the issuer’s external auditor for the audit and review of the issuer’s financial statements or services that are normally provided by the external auditor in connection with statutory and regulatory filings or engagements.

The Instrument also sets out disclosure requirements related to fees charged by external auditors. Every issuer is required to disclose in its Annual Information Form with a cross-reference in the related Proxy Circular, fees billed by the external audit firm in each of the last two fiscal years, broken down into four categories: Audit Fees, Audit-Related Fees, Tax Fees, and All Other Fees.

In circumstances where "Other" fees include fees related to significant one-time capital restructure events: initial public offerings, emergence from bankruptcy, and spinoffs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining whether non-audit fees are excessive.

Other Business

Vote against all proposals on proxy ballots seeking approval for unspecified “other business” that may be conducted at the shareholder meeting.

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2. Board of Directors

Slate Ballots (Bundled director elections)

Generally withhold votes from all directors nominated by slate ballot at the annual/general or annual/special shareholders’ meetings. This policy will not apply to contested director elections.

RATIONALE: The Toronto Stock Exchange released  amendments to Part IV of the Company Manual, on Oct. 4, 2012. The new rules focus on how a listed issuer elects its board of directors and became effective Dec. 31, 2012.

Highlights of the new rules include requirements for the:

  Annual election of directors;

  Election of directors by way of individual resolution rather than single slate ballots;

  Public disclosure of the votes received for the election of each director;

  Adoption of a majority voting director resignation policy or explanation of why such policy has not been adopted; and

  Notice to the TSX if a director receives a majority of 'withhold' votes and the issuer has not adopted a majority voting policy.

Voting on Director Nominees in Uncontested Elections

The following fundamental principles apply when determining votes on director nominees:

Board Accountability: Practices that promote accountability and enhance shareholder trust begin with transparency into a company's governance practices including risk management practices. These practices include the annual election of all directors by a majority of votes cast by all shareholders, provide shareholders with the ability to remove directors, and include the detailed timely disclosure of voting results. Board accountability is facilitated through clearly defined board roles and responsibilities, regular peer performance review, and shareholder engagement.

Board Responsiveness: In addition to facilitating constructive shareholder engagement, boards of directors should be responsive to the wishes of shareholders as indicated by majority supported shareholder proposals or lack of majority support for management proposals including election of directors. In the case of a company controlled through a dual-class share structure, the support of a majority of the minority shareholders should equate to majority support.

Board Independence: Independent oversight of management is a primary responsibility of the board and while true independence of thought and deed is difficult to assess, there are corporate governance practices with regard to board structure and management of conflicts of interest that are meant to promote independent oversight. Such practices include the selection of an independent chair to lead the board; structuring board pay practices to eliminate the potential for self-dealing, reducing risky decision-making, and ensuring the alignment of director interests with those of shareholders rather than the interests of management; and structuring separate independent key committees with defined mandates. Complete disclosure of all conflicts of interest and how they are managed is a critical indicator of independent oversight.

Board Capability: The skills, experience and competencies of board members should be a priority in director selection, but consideration should also be given to a board candidate's ability to devote sufficient time and commitment to the increasing responsibilities of a public company director. Directors who are unable to attend board and committee meetings

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and/or who are overextended (i.e., serving on too many boards) raise concern regarding the director's ability to effectively serve in shareholders' best interests.

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2014 ISS Canadian Definition of Independence

1.  Inside Director (I)

1.1  Employees of the Company or its affiliates[i];

1.2  Non-employee officer of the Company if he/she is among the five most highly compensated;

1.3  Current interim CEO or any other current interim executives;

1.4  Beneficial owner of Company shares with more than 50 percent of the outstanding voting rights (this may be aggregated if voting power is distributed among more than one member of a group)ii.

2.  Affiliated Outside Director (AO)

Former/Interim CEO

2.1  Former CEO of the company or its affiliates, (no cooling off period) or of an acquired company within the past three years.

2.2  Former interim CEO if the service was longer than 18 months or if the service was between 12 and 18 months and the compensation was high relative to that of the other directors or in line with a CEO’s compensationiii at that time.

2.3  CEO of a former parent or predecessor firm at the time the Company was sold or split off from the parent/predecessor (no cooling off period).

Non-CEO Executives

2.4  Former executive of the Company, an affiliate, or a firm acquired within the past three years;

2.5  Former interim executive if the service was longer than 18 months or if the service was between 12 and 18 months, an assessment of the interim executive's terms of employment including compensation relative to other directors or in line with the top five NEOs at that time.

2.6 Executive of a former parent or predecessor firm at the time the Company was sold or split off from parent/predecessor (subject to three year cooling off);

2.7 Executive, former executive within the last three years, general or limited partner of a joint venture or partnership with the Company;

Relatives

2.8 Relativeiv of current executive officer[v] of the Company;

2.9 Relative of a person who has served as an executive officer of the Company within the last three years; Transactional, Professional, Financial, and Charitable Relationships

2.10 Currently provides (or a relative provides) professional services to the Company or to its officers;

2.11 Is (or a relative is) a partner, controlling shareholder or an employee of, an organization that provides professional services to the Company, to an affiliate of the Company, or to an individual officer of the Company or one of its affiliates.

2.12  Currently employed by (or a relative is employed by) a significant customer or suppliervi;

2.13   Is (or a relative is) a trustee, director or employee of a charitable or non-profit organization that receives materialvii grants or endowments from the Company;

2.14  Has (or a relative has) a transactional relationship with the Company excluding investments in the Company through a private placement;

Other Relationships

2.15Has a contractual/guaranteed board seat and is party to a voting agreement to vote in line with management on proposals being brought to shareholders;

2.16 Founderviii of the Company but not currently an employee; Board Attestation

2.17 Board attestation that an outside director is not independent.

3.  Independent Directors (IO)

3.1 No material ties to the corporation other than board seat.

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[i] "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

ii Under this definition, officers of an entity and/or its affiliates holding more than 50% of the outstanding voting rights will be considered insiders.

iii ISS will look at the terms of the interim CEO's compensation or employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO.

ivRelative refers to immediate family members including spouse, parents, children, siblings, in-laws and anyone sharing the director's home.

[v] Executive Officer will include: the CEO or CFO of the entity; the president of the entity; a vice-president of the entity in charge of a principal business unit, division or function; an officer of the entity or any of its subsidiary entities who performs a policy making function in respect of the entity; any other individual who performs a policy-making function in respect of the entity; or any executive named in the Summary Compensation Table.

viIf the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of recipient's gross revenues (the recipient is the party receiving proceeds from the transaction).

vii"Material" is defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

viii The operating involvement of the Founder with the company will be considered. Little or no operating involvement may cause ISS to deem the Founder as an independent outsider.

Vote case-by-case on director nominees, examining the following factors when disclosed:

  Independence of the board and key board committees;

  Attendance at board and committee meetings;

  Corporate governance provisions and takeover activity;

  Long-term company performance;

  Directors’ ownership stake in the company;

  Compensation practices;

  Responsiveness to shareholder proposals;

  Board accountability; and

  Adoption of a Majority Voting (director resignation) policy.

Board Structure and Independence

Generally vote withhold from any insider or affiliated outside director where:

  The board is less than majority independent, OR

  The board lacks a separate compensation or nominating committee.

RATIONALE: The balance of board influence should reside with independent directors free of any pressures or conflicts which might prevent them from objectively overseeing strategic direction, evaluating management effectiveness, setting appropriate executive compensation, maintaining internal control processes, and ultimately driving long-term shareholder value creation. Best practice corporate governance standards do not advocate that no inside directors sit on boards. Company insiders have extensive company knowledge and experience that provides a significant contribution to business decisions at the board level. In order to maintain the independent balance of power necessary for independent directors to fulfill their oversight mandate and make difficult decisions that may run counter to management’s self-interests, insiders, former insiders, and other related directors should not dominate the board or continue to be involved on key board committees charged with the audit, compensation, and nomination responsibilities.

Best practice as set out in National Policy 58-201 Corporate Governance Guidelines recommends that the board should have:

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  A majority of independent directors.

  A nominating committee and a compensation committee composed entirely of independent directors (Nomination of Directors 3.10; Compensation 3.15).

Guideline Six of the CCGG publication "2010 Building High Performance Boards" indicates that boards "Establish mandates for board committees and ensure committee independence." It is further recommended that key board committees "review committee charters every year and amend or confirm the mandate and procedures based on information received from the board and committee evaluation process."

Insiders on Key Committees

Vote withhold from individual directors who:

  Are insiders on the audit, compensation, or nominating committee.

Include cautionary language for all affiliated outside directors who sit on the audit, compensation, or nominating committee, to the effect that corporate governance best practices dictate that such committees should be comprised entirely of independent directors.

RATIONALE: In order to promote independent oversight of management, the board as a whole and its key board committees should meet minimum best practice expectations of no less than majority independence. Director elections are seen to be the single most important use of the shareholder franchise.

Multilateral Instrument 52-110 Audit Committees sets out best practice with regard to the composition of the audit committee. The Instrument requires that every reporting issuer, other than an investment fund, issuer of asset-backed securities, designated foreign issuer, SEC issuer, or issuers that are subsidiary entities as long as the subsidiary does not issue securities and the parent is subject to compliance with this instrument, must have an audit committee and that the committee must comprise a minimum of three members and that every audit committee member must be independent.

Policy Considerations for Majority Owned Companies1

ISS policies support a one-share, one-vote principle. In recognition of the substantial equity stake held by certain shareholders, on a case-by-case basis, director nominees who are or who represent a controlling shareholder of a majority owned company, who will be designated as controlling insiders, may generally be supported under ISS' board and committee independence policies, if the company meets all of the following independence and governance criteria:

  Individually elected directors;

  The number of Related Directors should not exceed the proportion of the common shares controlled by the Controlling Shareholder, to a maximum of two-thirds, however if the CEO is related to the Controlling Shareholder, then at least two-thirds of the directors should be independent of management;

  If the CEO and chair roles are combined or the CEO is or is related to the Controlling Shareholder, then there should be an independent lead director and the board should have an effective and transparent process to deal with any conflicts of interest between the company, minority shareholders, and the Controlling Shareholder;

1  A majority owned company is defined for the purpose of this policy as a company controlled by a shareholder or group of shareholders who together have an economic ownership interest under a single class common share capital structure that is commensurate with their voting entitlement of 50% or more of the outstanding common shares.

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  A majority of the Audit and Nominating committees should be either Independent Directors or Related Directors who are independent of management. All members of the compensation committee should be independent of management and if the CEO is related to the Controlling Shareholder, no more than one member of the compensation committee should be a Related Director;

  Prompt disclosure of detailed vote results following each shareholder meeting; and

  Adoption of a majority vote standard with director resignation policy for uncontested elections OR public commitment to adopt a majority voting standard with director resignation policy for uncontested elections if the controlling shareholder ceases to control 50 percent or more of the common shares2.

ISS will also consider the following:

  The nominating committee's process to receive and discuss suggestions from shareholders for potential director nominees;

  If the CEO is related to the Controlling Shareholder, the board's process to evaluate the performance, leadership, compensation, and succession of management should be led by independent directors;

ISS will also take into consideration any other concerns related to the conduct of the subject director and any controversy or questionable actions on the part of the subject director that are deemed not to be in the best interests of all shareholders.

RATIONALE: Canadian corporate law provides significant shareholder protections, for example a shareholder or group of shareholders having a 5 percent ownership stake in a company may requisition a special meeting for the purposes of replacing or removing directors. Directors may be removed by a simple majority vote. Shareholders also benefit from the ability to bring an oppression action against the board or individual directors of Canadian incorporated public companies.

Against this legal backdrop, Canadian institutions have taken steps to acknowledge and support the premise that a shareholder who has an equity stake in the common shares of a reporting issuer under a single class common share structure has a significant interest in protecting the value of that equity stake in the company and is therefore deemed to have significant alignment of interests with minority shareholders. This policy firmly supports the one-share, one-vote principle and is intended to recognize the commonality of interests between certain shareholders having a majority equity stake under a single class share structure and minority shareholders in protecting the value of their investment.

This policy will not be considered at dual class companies having common shares with unequal voting or board representation rights.

Audit Fee Disclosure

Generally vote withhold from the members of the audit committee as reported in the most recently filed public documents if:

  No audit fee information is disclosed by the company within a reasonable period of time prior to a shareholders’ meeting at which ratification of auditors is a voting item.

RATIONALE: In addition to audit fee disclosure by category now being a regulatory requirement, such information is of great importance because of the concern that audit firms could compromise the independence of a company audit in order to secure lucrative consulting services from the company.

2 On October 4, 2012, the TSX announced a further amendment to proposed listing requirements for TSX listed companies mandating majority voting which may take the form of a policy with a director resignation requirement, and disclosure of detailed vote results for director elections, which are intended to take effect as of December 31, 2013.

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Excessive Non-Audit Fees

Generally vote withhold from individual directors who are members of the audit committee as constituted in the most recently completed fiscal year if:

  Non-audit fees (Other Fees) paid to the external audit firm exceed audit and audit-related fees.

RATIONALE: Part 2 of Multilateral Instrument 52-110 Audit Committees states that the audit committee must be directly responsible for overseeing the work of the external auditor and the audit committee must pre-approve all non-audit services provided to the issuer or its subsidiary entities by the issuer’s external auditor. It is therefore appropriate to hold the audit committee accountable for payment of excessive non-audit fees.

Persistent Problematic Audit Related Practices

Vote case-by-case on members of the Audit Committee and potentially the full board if adverse accounting practices are identified that rise to a level of serious concern, such as: accounting fraud; misapplication of applicable accounting standards; or material weaknesses identified in the internal control process.

Severity, breadth, chronological sequence and duration, as well as the company's efforts at remediation or corrective actions, should be examined in determining whether withhold votes are warranted.

RATIONALE: The policy addresses those cases that would be determined to raise serious concern with respect to the Audit Committee's oversight of the implementation by management of effective internal controls over the accounting process and financial reporting. As well, the Audit Committee has primary responsibility for selecting and overseeing the external audit firm that would be expected to raise concerns related to problematic accounting practices, misapplication of applicable accounting practices, or any material weakness it may identify in the company's internal controls, as well as whether fraudulent activity is uncovered during the course of the audit assignment.

Director Attendance

Generally withhold from individual director nominees if:

  The company has not adopted a majority voting policy AND the individual director has attended less than 75 percent of the board and committee meetings3 held within the past year without a valid reason for these absences;

  The company has adopted a majority voting policy AND the individual director has attended less than 75 percent of the board and committee meetings held within the past year without a valid reason for the absences AND a pattern of low attendance exists based on prior years' meeting attendance.

The following should be taken into account:

  Valid reasons for absence at meetings include illness or absence due to company business;

  Participation via telephone is acceptable;

  If the director missed one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent;

  Board and committee meetings include all regular and special meetings of the board duly called for the purpose of conducting board business;

  Out of country location or residence is not a sufficient excuse not to attend board meetings, especially given technological advances in communications equipment.

3 If a withhold is based on meeting attendance for board meetings only due to lack of disclosure on committee meeting attendance, then this will be specified in ISS' report.

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RATIONALE: Corporate governance best practice supports board structures and processes that promote independent oversight and accountability. Nominating competent, committed, and engaged directors to the board also necessitates full participation in the conduct of board business in order to fulfill the many responsibilities and duties now required to meet requisite standards of care. A director who commits to serve on a public company board should be prepared and able to make attendance at and contribution to the board’s meetings a priority. A pattern of absenteeism may be an indicator of a more serious concern with a director’s ability to serve, warranting a board review and potentially the director’s resignation.

Overboarded Directors

Generally withhold from individual director nominees if:

  Irrespective of whether the company has adopted a majority voting policy, the director is overboarded4 AND the individual director has attended less than 75 percent of his/her respective board and committee meetings held within the past year without a valid reason for these absences.

Cautionary language will be included in ISS reports where directors are overboarded regardless of attendance.

RATIONALE: Directors must be able to devote sufficient time and energy to a board in order to be effective representatives of shareholders' interests. While experience gained by directors on multiple public company boards is highly valued, as director responsibilities continue to become increasingly complex, time commitments required for board and key committee memberships are also rising. As such, a balance between insight gained by a director's participation on different boards and a reasonable number of commitments that provides the director with sufficient time for the preparation for, attendance at, and effective participation in board and committee meetings is warranted.

Within the Canadian market, which is based on a “comply-or-explain” regulatory regime of suggested best practices, there are mixed investor views on the appropriateness of evaluating directors’ ability to contribute based solely on the number of boards on which they serve. Feedback has indicated that overboarding in conjunction with other governance concerns, such as unacceptably low board and committee meeting attendance, may be a better indicator of a director’s inability to commit the necessary time and attention to the increasing demands of a board seat and may also provide an opportunity for board renewal. There are also mixed views on the need to include service on venture company boards as these start-up companies are, for several reasons, seen to require less time and effort of board directors when compared to TSX reporting issuers. Given this feedback, a double-triggered overboarding policy is deemed appropriate for the Canadian market.

Former CEO/CFO on Audit/Compensation Committee

Generally vote withhold from any director on the audit or compensation committee if:

  The director has served as the CEO of the company at any time;

  The director has served as the CFO of the company within the past three years.

RATIONALE: Although such directors are designated as affiliated outsiders under ISS policy, a withhold vote will be recommended as if they were insiders on these key committees due to concerns of independent oversight of financials for which they were previously responsible or compensation arrangements that they may have orchestrated and over which

4 "Overboarded" is defined as: a CEO of a public company who sits on more than 2 outside public company boards in addition to the company of which he/she is CEO (withholds would only apply on outside boards these directors sit on), OR the director is not a CEO of a public company and sits on more than 6 public company boards in total.

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they may still wield considerable influence thus potentially compromising the Audit or Compensation Committee’s independence.

Voting on Directors for Egregious Actions

Under extraordinary circumstances, withhold from directors individually, one or more committee members, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight5 or fiduciary responsibilities at the company;

  Failure to replace management as appropriate; or

  Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

RATIONALE: Director accountability and competence have become issues of prime importance given the failings in oversight exposed by the global financial crisis and subsequent events. There is also concern over the environment in the boardrooms of certain markets, where past failures appear to be no impediment to continued or new appointments at major companies and may not be part of the evaluation process at companies in considering whether an individual is, or continues to be, fit for the role and best able to serve shareholders’ interests.

Under exceptional circumstances that raise substantial doubt on a director’s ability to serve as an effective monitor of management and in the best interests of shareholders including past performance on other boards, we may consider a negative recommendation on directors.

Board Responsiveness

In keeping with Canadian market expectations and improvements to provide shareholders with the ability to affect board change, a lack of board response to shareholder majority votes or majority withhold votes on directors is unacceptable and would result in one of the following:

Generally withhold from continuing individual directors, committee members, or the continuing members of the entire board of directors if:

  At the previous board election, any director received more than 50 percent withhold votes of the votes cast under a majority voting/director resignation policy and the Nominating Committee6 has not required that the director leave the board after 90 days, or has not provided another form of acceptable response to the shareholder vote, which will be reviewed on a case-by-case basis;

  At the previous board election, any director received more than 50 percent withhold votes of the votes cast under a plurality voting standard and the company has failed to address the issue(s) that caused the majority withheld vote; or

  The board failed to act7 on a shareholder proposal that received the support of a majority of the votes cast For and Against at the previous shareholder meeting.

5 Examples of failure of risk oversight include, but are not limited to: bribery, large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; or hedging of company stock.

6 Or other board committee charged with the duties of a nominating committee as specified in the company's majority voting director resignation policy.

7 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis.

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As indicated at the beginning of the guidelines for Voting on Director Nominees in Uncontested Elections, board responsiveness is a fundamental principle that should apply when determining votes on director nominees.

RATIONALE: Follow-up action or response by the board is warranted in the instance where a director is not supported by a majority of the votes cast by shareholders but remains on the board at the next election. A reasonable period of time within which the board or nominating committee is expected to deal with a director resignation under these circumstances is indicated in the widely accepted version of Canadian majority-voting, director-resignation policies endorsed by the Canadian Coalition for Good Governance.

Disclosed board response and rationale will be taken into consideration in limited extraordinary circumstances in the event that a director's resignation is not accepted by the board or the concern that caused majority shareholder opposition has not been addressed. The vote recommendation will be determined on a case-by-case basis that is deemed to be in the best interests of shareholders.

Other Board-Related Proposals

Classification/Declassification of the Board

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals seeking separation of the offices of CEO and chair if the company has a single executive occupying both positions.

RATIONALE: The separation of the positions of chairman and CEO in favour of an independent chairman of the board is superior to the lead director concept. The positions of chairman and CEO are two distinct jobs with different job responsibilities. The chairman is the leader of the board of directors, which is responsible for selecting and replacing the CEO, setting executive pay, evaluating managerial and company performance, and representing shareholder interests. The CEO, by contrast, is responsible for maintaining the day-to-day operations of the company and being the company’s spokesperson. It therefore follows that one person cannot fulfill both roles without conflict. An independent lead director may be an acceptable alternative as long as the lead director has clearly delineated and comprehensive duties including the full authority to call board meetings and approve meeting materials and engage with shareholders. A counterbalancing lead director alternative must be accompanied by majority independence on the board and key committees, and the absence of any problematic governance practices.

Best practice as set out in National Policy 58-201 Corporate Governance Guidelines recommends that: The chair of the board should be an independent director or where this is not appropriate, an independent director should be appointed as “lead director.”

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Majority of Independent Directors/Establishment of Committees

Vote for shareholder proposals asking that a majority or up to two-thirds of directors be independent unless:

  The board composition already meets the proposed threshold based on the ISS definition of independence.

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless:

  The board’s committees already meet that standard.

Majority Vote Standard for the Election of Directors

Vote for resolutions requesting that: (i) the board adopt a majority vote standard and director resignation policy for director elections or (ii) the company amend its bylaws to provide for majority voting, whereby director nominees are elected by the affirmative vote of the majority of votes cast, unless:

  A majority voting policy is codified in the company’s bylaws, corporate governance guidelines, or other governing documents prior to an election to be considered; and

  The company has adopted formal corporate governance principles that provide an adequate response to both new nominees as well as “holdover” nominees (i.e. incumbent nominees who fail to receive 50 percent of votes cast).

Proxy Contests - Voting for Director Nominees in Contested Elections

Vote case-by-case in contested elections taking into account:

  Long-term financial performance;

  Board performance;

  Management’s track record and compensation;

  Qualifications of director nominees (both slates); and

  Evaluation of what each side is offering shareholders.

Overall Approach

When analyzing proxy contests, ISS focuses on two central questions:

  Have the dissidents met the burden of proving that board change is warranted? And, if so;

  Will the dissident nominees be more likely to affect positive change (i.e., increase shareholder value) versus the incumbent nominees?

When a dissident seeks a majority of board seats, ISS will require from the dissident a well-reasoned and detailed business plan, including the dissident’s strategic initiatives, a transition plan and the identification of a qualified and credible new

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management team. ISS will then compare the detailed dissident plan against the incumbent plan and the dissident director nominees and management team against the incumbent team in order to arrive at our vote recommendation.

When a dissident seeks a minority of board seats, the burden of proof imposed on the dissident is lower. In such cases, ISS will not require from the dissident a detailed plan of action, nor is the dissident required to prove that its plan is preferable to the incumbent plan. Instead, the dissident will be required to prove that board change is preferable to the status quo and that the dissident director slate will add value to board deliberations including by, among other factors, considering issues from a different viewpoint than the current board members.

Reimbursing Proxy Solicitation Expenses

Vote case-by-case taking into account:

  Whether ISS recommends in favour of the dissidents, in which case we may recommend approving the dissident’s out of pocket expenses if they are successfully elected and the expenses are reasonable.

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3. Shareholder Rights & Defenses

Advance Notice Requirement

Vote case-by-case on proposals to adopt an Advance Notice Board Policy or to adopt or amend bylaws containing or adding an advance notice requirement, giving support to those proposals which provide a reasonable framework for shareholders to nominate directors by allowing shareholders to submit director nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review, and to allow the board to waive any provision of the advance notice requirement.

To be reasonable, the company's deadline for notice of shareholders' director nominations must not be more than 65 days and not fewer than 30 days prior to the meeting date. If notice of annual meeting is given fewer than 50 days prior to the meeting date, a provision to require shareholder notice by close of business on the 10th day following first public announcement of the annual meeting is supportable. In the case of a special meeting, a requirement that a nominating shareholder must provide notice by close of business on the 15th day following first public announcement of the special shareholders' meeting is also acceptable.

In general, support additional efforts by companies to ensure full disclosure of a dissident shareholder's economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review any proposed director nominees within a timely manner.

Generally, vote against if:

  The board may only waive a portion of the advance notice provisions under the policy or by-law, in its sole discretion; or

  The company requires any proposed nominee to deliver a written agreement wherein the proposed nominee acknowledges and agrees that he or she will comply with all policies and guidelines of the company that are applicable to directors.

RATIONALE: All shareholders should be provided with sufficient disclosure and time to make appropriate decisions on the election of their board representatives. Advance Notice Requirement Policies typically provide a transparent, structured and fair director nomination process, whereby all shareholders, irrespective of whether they are voting by proxy or attending the meeting, are made aware of potential proxy contests in advance of the meeting. Shareholders are also provided with important information pertaining to proposed dissident director nominees within a specified time frame, allowing shareholders to fully participate in the director election process in an informed and effective manner.

Overall, advance notice requirements that limit the board's ability to waive all provisions of the policy are viewed as unacceptable and may potentially be used by the board to deny shareholder nominees access to the board and prevent the possibility of shareholder recourse through the courts.

The added condition stipulating that in order to be eligible for nomination to the board, a shareholder nominee is required to agree in advance and in writing to comply with all current and future board policies and guidelines, may raise concerns in situations where these board policies or guidelines are considered unacceptable from a corporate governance perspective, or may prevent new board candidates from affecting change if supported by shareholders under such a mandate. Limiting the board's ability to waive provisions in the policy and/or requiring advance written agreement by any shareholder nominee to comply with all board policies and guidelines goes beyond the legitimate and acceptable stated purpose of advance notice requirements from a corporate governance perspective. This stated purpose in all cases has been to provide shareholders with timely and complete information regarding director nominees so they may cast informed votes, and so

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that the board may properly consider said nominees for board service. Any further requirements for potential nominees or limitations on the board are outside of this purview and therefore are unacceptable within the provisions of advance notice requirements.

Enhanced Shareholder Meeting Quorum for Contested Director Elections

Generally vote against new By-Laws or amended By-Laws that would establish two different quorum levels which would result in implementing a higher quorum solely for those shareholder meetings where common share investors seek to replace the majority of current board members ("Enhanced Quorum").

RATIONALE: With Enhanced Quorum, the ability to hold a shareholders’ meeting is subject to management’s pre-determination that a contested election to replace a majority of directors is the singularly most important corporate issue, thus justifying a significantly higher shareholder (or proxy) presence before the meeting can commence. From a corporate governance perspective, this higher threshold appears to be inconsistent with the view that shareholder votes on any voting item should carry equal importance and should therefore be approved under the same quorum requirement for all items.

Companies have indicated in examples to date that Enhanced Quorum is not designed to block the potential consequence of a majority change in board memberships. In the absence of Enhanced Quorum being met, the affected shareholder meeting will be adjourned for up to 65 days. Notwithstanding the equality of all voting issues, shareholders may question the benefits of a delayed shareholder meeting resulting from a requirement of a 50 percent quorum for the initial meeting.

Appointment of Additional Directors Between Annual Meetings

Generally vote for these resolutions where:

  The company is incorporated under a statute (such as the CBCA) that permits removal of directors by simple majority vote;

  The number of directors to be appointed between meetings does not exceed one-third of the number of directors appointed at the previous annual meeting; and

  Such appointments must be ratified by shareholders at the annual meeting immediately following the date of their appointment.

Article/Bylaw Amendments

Generally vote for proposals to adopt or amend Articles/Bylaws unless the resulting document contains any of the following:

  The quorum for a meeting of shareholders is set below two persons holding 25 percent of the eligible vote (this may be reduced to no less than 10 percent in the case of a small company that can demonstrate, based on publicly disclosed voting results, that it is unable to achieve a higher quorum and where there is no controlling shareholder);

  The quorum for a meeting of directors is less than 50 percent of the number of directors;

  The chair of the board has a casting vote in the event of a deadlock at a meeting of directors;

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  An alternate director provision that permits a director to appoint another person to serve as an alternate director to attend board or committee meetings in place of the duly elected director;

  Other corporate governance concerns, such as granting blanket authority to the board with regard to future capital authorizations or alteration of capital structure without further shareholder approval.

RATIONALE: Alternate directors have neither been elected nor has their appointment been ratified by shareholders. As such, the use of a director substitute or replacement to fill in for a duly elected board representative raises serious concerns, including whether an alternate may be bound to serve in the best interests of shareholders. Also, regular directors must be willing to earmark sufficient time and effort to serving on the board, once they have accepted the responsibility entrusted to them by shareholders.

Article or bylaw provisions permitting alternate directors generally indicate that the alternate director will be counted for quorum purposes, may attend and vote on matters raised at board meetings and act on behalf of the regular elected director in all respects, and may act as alternate for more than one director in some cases. As well, this provision may also provide that there is no limit to the number of alternates that may be appointed for any meeting.

Allowing shareholders the opportunity to elect directors is a fundamental shareholder right. As shareholders continue to push for increased rights such as majority voting with a director resignation policy to ensure that they have a meaningful voice in the election of their board representatives, the inclusion of an alternate director provision in a reporting issuer's articles or bylaws runs counter to the higher director accountability being sought by these shareholder rights improvements. Furthermore, based on discussions with several institutional investors, the majority of them raised concerns with alternate director provisions.

Cumulative Voting

In general, support cumulative voting. However there may be situations where such a structure may be detrimental to shareholder interests.

Generally vote against proposals to eliminate cumulative voting.

Generally vote for proposals to restore or permit cumulative voting but exceptions may be made depending on the company’s other governance provisions such as the adoption of a majority vote standard for the election of directors.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as:

  The proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived for that particular vote.

Generally vote for management proposals to adopt confidential voting.

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Poison Pills (Shareholder Rights Plans)

As required by the Toronto Stock Exchange, the adoption of a shareholder rights plan must be ratified by shareholders within six months of adoption.

Vote case-by-case on management proposals to ratify a shareholder rights plan (poison pill) taking into account whether it conforms to ‘new generation’ rights plans and its scope is limited to the following two specific purposes:

  To give the board more time to find an alternative value enhancing transaction; and

  To ensure the equal treatment of all shareholders.

Vote against plans that go beyond these purposes if:

(a)  The plan gives discretion to the board to either:

o    Determine whether actions by shareholders constitute a change in control;

o    Amend material provisions without shareholder approval;

o    Interpret other provisions;

o    Redeem the rights or waive the plan’s application without a shareholder vote; or

o    Prevent a bid from going to shareholders.

(b)     The plan has any of the following characteristics:

o    Unacceptable key definitions;

o    Reference to Derivatives Contracts within the definition of Beneficial Owner;

o    Flip over provision;

o    Permitted bid period greater than 60 days;

o    Maximum triggering threshold set at less than 20 percent of outstanding shares;

o    Does not permit partial bids;

o    Includes a Shareholder Endorsed Insider Bid (SEIB) provision;

o    Bidder must frequently update holdings;

o    Requirement for a shareholder meeting to approve a bid; and

o    Requirement that the bidder provide evidence of financing.

(c)     The plan does not:

o    Include an exemption for a “permitted lock up agreement”;

o    Include clear exemptions for money managers, pension funds, mutual funds, trustees, and custodians who are not making a takeover bid; and

o    Exclude reference to voting agreements among shareholders.

RATIONALE: The evolution of “new generation” shareholder rights plans in Canada has been the result of reshaping the early antitakeover provision known as a “poison pill” into a shareholder protection rights plan that serves only two legitimate purposes: (i) to increase the time period during which a Permitted Bid may remain outstanding to a maximum of 60 days in order to the give the board of directors of a target company sufficient time over and above the current statutory 35 day limit, to find an alternative to a takeover bid that would increase shareholder value; and (ii) to ensure that all shareholders are treated equally in the event of a bid for their company.

Elimination of board discretion to interpret the key elements of the plan was critical to this evolution. Definitions of Acquiring Person, Beneficial Ownership, Affiliates, Associates and Acting Jointly or in Concert are the terms that set out the who, how, and when of a triggering event. These definitions in early poison pills contained repetitive, circular, and duplicative layering of similar terms which created confusion and made interpretation difficult. Directors were given broad discretion to interpret the terms of a rights plan to determine when it was triggered, in other words, whether a takeover bid could proceed. This in turn, created enough uncertainty for bidders or potential purchasers, to effectively discourage non-board negotiated transactions. It can be seen how the early poison pill became synonymous with board and management entrenchment.

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“New generation” rights plans have therefore been drafted to remove repetitive and duplicative elements along with language that gives the board discretion to interpret the terms of the plan. Also absent from “new generation” plans are references to similar definitions in regulation. Definitions found in various regulations often contain repetitive elements, but more importantly they cross-reference other definitions in regulation that are unacceptable to and not intended to serve the same purpose as those found in a "new generation" rights plan.

A number of other definitions are relevant to the key definitions mentioned above and are therefore equally scrutinized. Exemptions under the definition of Acquiring Person, for example, such as Exempt Acquisitions and Pro Rata Acquisitions, are sometimes inappropriately drafted to permit acquisitions that should trigger a rights plan. In order for an acquisition to be pro rata, the definition must ensure that a person may not, by any means, acquire a greater percentage of the shares outstanding that the percentage owned immediately prior to the acquisition. It should also be noted that "new generation" rights plans are premised on the acquisition of common shares and ownership at law or in equity. Therefore references to the voting of securities or the extension of beneficial ownership to encompass derivative securities that may result in deemed beneficial ownership of securities that a person has no right to acquire goes beyond the acceptable purpose of a rights plan.

Equally important to the acceptability of a shareholder rights plan is the treatment of institutional investors who have a fiduciary duty to carry out corporate governance activities in the best interests of the beneficial owners of the investments that they oversee. These institutional investors should not trigger a rights plan through their investment and corporate governance activities for the accounts of others. The definition of Independent Shareholders should make absolutely clear these institutional investors acting in a fiduciary capacity for the accounts of others are independent for purposes of approving a takeover bid or other similar transaction, as well as approving future amendments to the rights plan.

Probably one of the most important and most contentious definitions in a shareholder rights plan is that of a Permitted Bid. ISS guidelines provide that an acceptable Permitted Bid definition must permit partial bids. Canadian takeover bid legislation is premised on the ability of shareholders to make the determination of the acceptability of any bid for their shares, partial or otherwise, provided that it complies with regulatory requirements. In the event that a partial bid is accepted by shareholders, regulation requires that their shares be taken up on a pro rata basis. Shareholders of a company may welcome the addition of a significant new shareholder for a number of reasons.

Also unacceptable to the purpose of a rights plan is the inclusion of a "Shareholder Endorsed Insider Bid" (SEIB) provision which would allow an "Insider" and parties acting jointly or in concert with an Insider an additional less rigorous avenue to proceed with a take-over bid without triggering the rights plan, in addition to making a Permitted Bid or proceeding with board approval. The SEIB provision allows Insiders the ability to take advantage of a less stringent bid provision that is not offered to other bidders who must make a Permitted Bid or negotiate with the board for support.

Finally, a "new generation” rights plan must contain an exemption for lockup agreements and the definition of a permitted lockup agreement must strike the proper balance so as not to discourage either (i) the potential for a bidder to lock up a significant shareholder and thus give some comfort of a certain degree of success, or (ii) the potential for competitive bids offering a greater consideration and which would also necessitate a locked up person be able to withdraw the locked up shares from the first bid in order to support the higher competing bid.

New generation rights plans are limited to achieving the two purposes identified here. They ensure that shareholders are treated equally in a control transaction by precluding creeping acquisitions or the acquisition of a control block through private agreements between a few large shareholders; and they provide a reasonable time period to allow a corporation’s directors and management to develop an alternative to maximize shareholder value.

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Reincorporation Proposals

Vote case-by-case on proposals to change a company's jurisdiction of incorporation taking into account:

  Financial and corporate governance concerns, including: the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Generally vote for reincorporation when:

  Positive financial factors outweigh negative governance implications; or

  Governance implications are positive.

Generally vote against reincorporation if business implications are secondary to negative governance implications.

Supermajority Vote Requirements

Vote against proposals to require a supermajority shareholder vote at a level above that required by statute.

Vote for proposals to lower supermajority vote requirements.

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4. Capital/Restructuring

Mergers and Corporate Restructurings

Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing the various and sometimes countervailing factors including:

  Valuation – Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

  Market Reaction – How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

  Strategic rationale – Does the deal make sense strategically? From where is value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favourable track record of successful integration of historical acquisitions.

  Negotiations and process – Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

  Conflicts of interest – Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

  Governance – Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Income Trust Conversions

For an income trust, or in a broader sense, a Specified Investment Flow-Through Trust (SIFT), including REITs, ISS will recommend votes as follows:

  Generally against a trust conversion if the conversion itself will trigger any change-in-control payments or acceleration of options vesting;

  Generally against a trust conversion if bundled with an equity compensation plan resolution and the equity compensation plan itself does not warrant shareholder support;

  Generally against an equity compensation plan proposal on the same agenda if the vesting of options is accelerated under the plan in connection with a trust conversion.

In addition, the authorization of newly created blank cheque preferred shares, particularly on an unlimited basis, as part of the new capital structure of the resulting corporate entity is unacceptable from a corporate governance perspective and will generally result in a vote against the proposed conversion.

Otherwise, recommendations will be on a case-by-case basis taking into account the following factors:

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  Method of Conversion – Exchange Method by way of a statutory plan of arrangement; Distribution Method;

  Rationale of Conversion Ahead of Expiry of Tax Benefit – Pursuing growth rate higher than the rate limited by the “normal growth guideline”; enhancing access to capital; overcoming the foreign ownership restriction; timing of the conversion versus availability of unused pool of tax credits (certain tax credits may offset the unused pool); superiority to other strategic alternatives;

  Change of Annualized Payout Level – Comparison of one-year and three-year annualized distribution yield prior to the conversion and the proposed annualized dividend yield;

  Equity Based Compensation Plan – Effect on the old plan (Vote against if the vesting of options is accelerated), features of the new plan; whether or not bundled with the conversion as a single agenda item (a bundled agenda might trigger a vote against its approval);

  Change-in-Control – Whether or not the conversion will be treated as a change-in-control event (vote against if the conversion by itself will trigger change-in-control payment); note both 4) and 5) are related to conflicts of interest;

  Cost of Implementing the Conversion – Legal fees, investment bank fees, etc., if disclosed;

  Market Reaction – Historical market performance dating back to Oct. 30, 2006, the day before the announcement of changing tax rules; market response to the conversion announcement;

  Corporate Governance – Examine the relative strength of the company's corporate governance going forward (from two-tier board structure to one-tier board; equity capital from unit plus exchangeable shares to common shares); and

  Dissent Rights – Whether or not unit holders are specifically granted dissent rights for the conversion.

RATIONALE: The criteria as set out here were developed based on the principle that early Trust conversion to a corporate structure results in a loss of the tax benefit for SIFTs, and therefore must be justified on the basis of the trade-off between cost and benefit of the conversion. In addition, it is unacceptable from a corporate governance perspective for a Trust conversion to be treated as a change in control and trigger change in control payments. The successive equity compensation plan for the corporation should be considered and voted on its own merits and should not be bundled with a trust conversion resolution.

The authorization of blank cheque preferred shares, particularly on an unlimited basis, that may subordinate the rights and value of outstanding common shares is unsupportable from a corporate governance perspective. Board discretion to issue one or more classes of preferred shares for which the terms and rights have not been defined and disclosed in order to afford shareholders the ability to give fully informed approval is anathema to the preservation of the full integrity and value of the ownership characteristics of issued and outstanding common shares. Furthermore, issuances of blank cheque preferreds may be used as an antitakeover mechanism at the discretion of the board by placing these shares in management friendly hands in the event of a takeover bid not supported by management, the result of which may be to deny shareholders of the ability to consider a bid for their shares.

1. Income Trust Overview

An income trust (including a REIT), or in a broader sense, a Specified Investment Flow-Through Trust (SIFT), is an exchange traded equity-type investment that is similar to common stock. By owning securities or assets of an underlying business (or businesses), an income trust is structured to distribute cash flows from those businesses to unit holders in a tax efficient manner. That is, by maintaining a certain distribution ratio, a trust will pay little to no corporate income tax. Because of the focus on distributions, income trusts are usually based on mature businesses with steady cash flows.

2. SIFT Rules

On Oct. 31, 2006, the Canadian federal government announced a new tax regime for specified investment flow-through trusts (SIFTs) under which certain amounts distributed by SIFTs will be subject to tax at corporate income tax rates. SIFT trusts will not be able to deduct distributions for tax purposes, and distributions will be treated as dividends to unit holders. The new tax was deferred until 2011 for SIFTs that were publicly traded on Oct. 31, 2006, subject to "normal growth guidelines" which permit SIFTs to grow their equity capital through new equity issuances by the greater of $50 million and a "safe harbour" amount of up to 100 percent of the SIFT's market cap as of Oct. 31, 2006, over the four-year transition period, without triggering the new tax treatment.

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As a result of the new tax treatment it was expected that SIFTs would want to convert into corporations prior to 2011. On July 14, 2008, the government released the long-awaited draft amendments (the “Conversion Amendments”) to the Income Tax Act (Canada), allowing the conversion of certain income trusts into corporations on a tax-deferred basis. The Conversion Amendments apply to conversions which occur after July 14, 2008, and before 2013, and are applicable to SIFT trusts, SIFT partnerships, or REITs that were in existence at any time between the period of Oct. 31, 2006, and July 14, 2008 (a “Qualifying SIFT”). The Conversion Amendments were necessary to facilitate conversions prior to 2011 without unit holders or SIFTs having adverse tax implications. The final tranche of tax-deferred REIT conversions were anticipated prior to the 2013 deadline.

Increases in Authorized Capital

Vote case-by-case on proposals to increase the number of shares of common stock authorized for issuance. Generally vote for proposals to approve increased authorized capital if:

  A company's shares are in danger of being de-listed;

  A company's ability to continue to operate as a going concern is uncertain.

Generally vote against proposals to approve unlimited capital authorization.

RATIONALE: Canadian jurisdictions generally, and most recently the British Columbia Corporations Act (BCCA), permit companies to have an unlimited authorized capital. ISS prefers to see companies with a fixed maximum limit on authorized capital, with at least 30 percent of the authorized stock issued and outstanding. Limited capital structures protect against excessive dilution and can be increased when needed with shareholder approval.

Private Placement Issuances

Vote case-by-case on private placement issuances taking into account:

  Whether other resolutions are bundled with the issuance;

  The financial consequences for the company if the issuance is not approved.

Generally vote for private placement proposals if:

  The issuance represents no more than 30 percent of the company’s outstanding shares;

  The use of the proceeds from the issuance is disclosed.

RATIONALE: The Toronto Stock Exchange (TSX) requires shareholder approval for private placements:

  For an aggregate number of listed securities issuable greater than 25 percent of the number of securities of the issuer which are listed and outstanding, on a non-diluted basis, prior to the date of closing of the transaction if the price per security is less than the market price; or

  That during any six month period are placed with insiders for listed securities or options, rights or other entitlements to listed securities greater than 10 percent of the number of the issuer’s listed and outstanding securities, on a non-diluted basis, prior to the date of closing of the first private placement to an insider during the six-month period.

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  Allowable discounts for private placements not requiring shareholder approval are as follows:

Market Price	Maximum Discount
$0.50 or less	25%

$0.51 to $2.00	20%

Above $2.00	15%

The TSX will allow the price per listed security for a particular transaction to be less than that specified above provided that the listed issuer has received the approval of non-interested shareholders.

Blank Cheque Preferred Stock

Generally vote against proposals to create unlimited blank cheque preferred shares or increase blank cheque preferred shares where:

  The shares carry unspecified rights, restrictions, and terms;

  The company does not specify any specific purpose for the increase in such shares.

Generally vote for proposals to create a reasonably limited8 number of preferred shares where both of the following apply:

  The company has stated in writing and publicly disclosed that the shares will not be used for antitakeover purposes;

  The voting, conversion, and other rights, restrictions, and terms of such stock are specified in the articles and are reasonable.

Dual-class Stock

Generally vote against proposals to create a new class of common stock that will create a class of common shareholders with diminished voting rights.

The following is an exceptional set of circumstances under which we would generally support a dual class capital structure. Such a structure must meet all of the following criteria:

  It is required due to foreign ownership restrictions and financing is required to be done out of country;

8   Institutional investors have indicated low tolerance for dilutive preferred share issuances, therefore if the authorized preferreds may be assigned conversion rights or voting rights when issued, the authorization should be limited to no more than 20% of the outstanding common shares as of record date. If the preferred share authorization proposal prohibits the assignment of conversion, voting or any other right attached to the that could dilute or negatively impact the common shares or the rights of common shareholders when such preferred shares are issued, a maximum authorization limit of 50% of the outstanding common shares as of record date may be supported taking into account the stated purpose for the authorization and other details of the proposal.

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  It is not designed to preserve the voting power of an insider or significant shareholder;

  The subordinate class may elect some board nominees;

  There is a sunset provision; and

  There is a coattail provision that places a prohibition on any change in control transaction without approval of the subordinate class shareholders.

Escrow Agreements

Generally vote against an amendment to an existing escrow agreement where the company is proposing to delete all performance-based release requirements in favour of time-driven release requirements.

RATIONALE: On going public, certain insiders of smaller issuers must place a portion of their shares in escrow. The primary objective of holding shares in escrow is to ensure that the key principals of a company continue their interest and involvement in the company for a reasonable period after public listing.

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5. Compensation

Executive Pay Evaluation

Evaluate executive pay and practices, as well as certain aspects of outside director compensation on a case-by-case basis.

Vote against management say-on-pay (MSOP) proposals, withhold from compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO), and/or against an equity-based incentive plan proposal if:

  There is a misalignment between CEO pay and company performance (pay for performance);

  The company maintains problematic pay practices;

  The board exhibits poor communication and responsiveness to shareholders.

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Vote case-by-case on management proposals for an advisory shareholder vote on executive compensation. Vote against these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

The following five global principles apply to all markets:

  Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

  Avoid arrangements that risk “pay for failure”: This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

  Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

  Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

  Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Voting Alternatives

In general, the management say-on-pay (MSOP) ballot item is the primary focus of voting on executive pay practices-- dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. If, however, there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases or if the board fails to respond to concerns raised by a prior MSOP proposal, vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote against an equity-based plan proposal presented for shareholder approval.

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Pay for Performance:

  Rationale for determining compensation (e.g., why certain elements and pay targets are used, how they are used in relation to the company’s business strategy, and specific incentive plan goals, especially retrospective goals) and linkage of compensation to long-term performance;

  Evaluation of peer group benchmarking used to set target pay or award opportunities;

  Analysis of company performance and executive pay trends over time, taking into account ISS' Pay for Performance policy;

  Mix of fixed versus variable and performance versus non-performance-based pay.

Pay Practices:

  Assessment of compensation components included in the Problematic Pay Practices policy such as: perks, severance packages, employee loans, supplemental executive pension plans, internal pay disparity, and equity plan practices (including option backdating, repricing, option exchanges, or cancellations/surrenders and re-grants, etc.);

  Existence of measures that discourage excessive risk taking which include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred compensation practices, etc.

Board Communications and Responsiveness:

  Clarity of disclosure (e.g., whether the company’s Form 51-102F6 disclosure provides timely, accurate, clear information about compensation practices in both tabular format and narrative discussion);

  Assessment of board’s responsiveness to investor concerns on compensation issues (e.g., whether the company engaged with shareholders and / or responded to majority-supported shareholder proposals relating to executive pay).

Pay for Performance Evaluation

This policy will be applied at all S&P/TSX Composite Index Companies and for all Management Say-On-Pay Resolutions.

On a case-by-case basis, ISS will evaluate the alignment of the CEO's total compensation with company performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholder's perspective, performance is predominantly gauged by the company's share price performance over time. Even when financial or operational measures are used as the basis for incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long term.

Generally vote against management say-on-pay (MSOP) proposals, and/or against/withhold on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or against an equity-based incentive plan proposal if:

  There is significant long-term misalignment between CEO pay and company performance.

The determination of long-term pay for performance alignment is a two-step process: step one is a quantitative screen, which includes a relative and absolute analysis on pay for performance, and step two is a qualitative assessment of the CEO's pay and company performance. A pay for performance disconnect will be determined as follows:

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Step I: Quantitative Screen

Relative:

1.    The Relative Degree of Alignment (RDA) is the difference between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group9, each measured over a three-year period or less if pay or performance data is unavailable for the full three years;

2.    Multiple of Median (MOM) is the total compensation in the last reported fiscal year relative to the median compensation of the peer group; and

Absolute:

3.    The CEO pay-to-TSR Alignment (PTA) over the prior five fiscal years, i.e., the difference between absolute pay changes and absolute TSR changes during the prior five-year period (or less as company disclosure permits);

STEP II: Qualitative Analysis

Companies identified by the methodology as having potential P4P misalignment will receive a qualitative assessment to determine the ultimate recommendation, considering a range of case-by-case factors which may include:

  The ratio of performance- to time-based equity grants and the overall mix of performance-based compensation relative to total compensation (considering whether the ratio is more than 50 percent); standard time-vested stock options and restricted shares are not considered to be performance-based for this consideration;

  The quality of disclosure and appropriateness of the performance measure(s) and goal(s) utilized, so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage;

  The trend in other financial metrics, such as growth in revenue, earnings, return measures such as ROE, ROA, ROIC, etc.;

  The trend considering prior years' P4P concern;

  Extraordinary situation due to a new CEO in the last reported FY;10

  Any other factors deemed relevant.

RATIONALE: The two part methodology is a combination of quantitative and qualitative factors that more effectively drive a Case-by-case evaluation and will improve the analysis of: longer term compensation versus company performance and weight the longer term factors accordingly; absolute CEO pay levels; and, circumstances under which there is a change in CEO during the most recent year. Please refer to Canadian Pay for Performance Evaluation FAQ for a more detailed discussion of ISS' quantitative pay-for-performance screen and peer group construction methodology.

9  The peer group is generally comprised of 11-24 companies that meet the following criteria:

  Revenue/assets between 0.25X and 4X the subject company's size;

  In the closest GICS industry group (8-digit, 6-digit, 4-digit, or 2-digit) to the subject company's GICS category; and

  Market Cap between 0.25X and 4X of the company's market cap expanded out to four market cap buckets (micro, small, mid, and large) as needed.

In exceptional cases, peer groups may be determined on a customized basis.

10 Note that the longer-term emphasis of the new methodology alleviates concern about impact of CEO turnover. Thus, except in extenuating circumstances, a "new" CEO will not exempt the company from consideration under the methodology since the compensation committee is also accountable when a company is compelled to significantly "overpay" for new leadership due to prior poor performance.

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Problematic Pay Practices

Generally, vote against management advisory vote proposals, and/or withhold from compensation committee members if the company has problematic compensation practices. In general, withhold on the entire slate if individual director elections are not permitted and the company has demonstrated problematic compensation practices. Also, generally vote against equity plans if the plan is a vehicle for problematic compensation practices.

Generally vote based on the preponderance of problematic elements; however, certain adverse practices may warrant withhold or against votes on a stand-alone basis in particularly egregious cases. The following practices, while not an exhaustive list, are examples of problematic compensation practices that may warrant a vote against or withholding votes:

•    Poor disclosure practices:

o    General omission of timely information necessary to understand the rationale for compensation setting process and outcomes, or omission of material contracts, agreements or shareholder disclosure documents;

•    New CEO with overly generous new hire package:

o    Excessive “make whole” provisions;

o    Any of the problematic pay practices listed in this policy;

•    Egregious employment contracts:

o    Contracts containing multiyear guarantees for salary increases, bonuses and equity compensation;

•    Employee Loans:

o    Interest free or low interest loans extended by the company to employees for the purpose of exercising options or acquiring equity to meet holding requirements or as compensation;

•    Excessive severance and/or change-in-control provisions:

o    Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 2X cash pay (salary + bonus);

o    Severance paid for a “performance termination” (i.e., due to the executive’s failure to perform job functions at the appropriate level);

o    Employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave following a change of control for any reason and still receive the change-in-control severance package;

o    Perquisites for former executives such as car allowance, personal use of corporate aircraft, or other inappropriate arrangements;

o    Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

•    Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:

o    Performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;

•    Egregious pension/SERP (supplemental executive retirement plan) payouts:

o    Inclusion of performance-based equity awards in the pension calculation;

o    Inclusion of target (unearned) or excessive bonus amounts in the pension calculation;

o    Addition of extra years of service credited without compelling rationale;

o    No absolute limit on SERP annual pension benefits (any limit should ideally be expressed in $ terms);

o    No reduction in benefits on a pro-rata basis in the case of early retirement;

•    Excessive perks:

o    Overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;

•    Payment of dividends on performance awards:

o    Performance award grants for which dividends are paid during the period before the performance criteria or goals have been achieved, and therefore not yet earned;

•    Problematic option granting practices:

o    Backdating options, or retroactively setting a stock option’s exercise price lower than the prevailing market value at the grant date;

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o    Springloading options, or timing the grant of options;

o    Cancellation and subsequent re-grant of options;

•    Internal Pay Disparity:

o    Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);

•    Absence of pay practices that discourage excessive risk taking:

o    These provisions include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred bonus and equity award compensation practices, etc.;

o    Financial institutions will be expected to have adopted or at least addressed the provisions listed above in accordance with the Financial Stability Board’s (FSB) Compensation Practices and standards for financial companies;

•    Other excessive compensation payouts or problematic pay practices at the company.

RATIONALE: Shareholders are not generally permitted to vote on provisions such as change-in-control provisions or the ability of an issuer to extend loans to employees to exercise stock options, for example, when reviewing equity based compensation plan proposals. Nor do shareholders in Canada have the ability to approve employment agreements, severance agreements, or pensions; however, these types of provisions, agreements, and contractual obligations continue to raise shareholder concerns. Therefore, ISS will review disclosure related to the various components of executive compensation and may recommend withholding from the compensation committee or against an equity plan proposal if compensation practices are unacceptable from a corporate governance perspective.

Board Communications and Responsiveness

Consider the following on a case-by-case basis when evaluating ballot items related to executive pay:

•       Poor disclosure practices, including: insufficient disclosure to explain the pay setting process for the CEO and how CEO pay is linked to company performance and shareholder return; lack of disclosure of performance metrics and their impact on incentive payouts; no disclosure of rationale related to the use of board discretion when compensation is increased or performance criteria or metrics are changed resulting in greater amounts paid than that supported by previously established goals.

•       Board's responsiveness to investor input and engagement on compensation issues, including:

o    Failure to respond to majority-supported shareholder proposals on executive pay topics;

o    Failure to respond to concerns raised in connection with significant opposition to MSOP proposals;

o    Failure to respond to the company's previous say-on-pay proposal that received support of less than 70 percent of the votes cast taking into account the ownership structure of the company.

Examples of board response include, but are not limited to: disclosure of engagement efforts regarding the issues that contributed to the low level of support, specific actions taken to address the issues that contributed to the low level of support, and more rationale on pay practices.

Equity Compensation Plans

Vote case-by-case on equity-based compensation plans. Vote against the plan if any of the following factors applies:

  Cost of Equity Plans: The total cost of the company’s equity plans is unreasonable;

  Dilution and Burn Rate: Dilution and burn rate are unreasonable, where the cost of the plan cannot be calculated due to lack of relevant historical data.

  Plan Amendment Provisions: The provisions do not meet ISS guidelines as set out in this section.

  Non-Employee Director Participation: Participation of directors is discretionary or unreasonable.

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  Pay for performance: There is a disconnect between CEO pay and the company’s performance.

  Repricing Stock Options: The plan expressly permits the repricing of stock options without shareholder approval and the company has repriced options within the past three years.

  Problematic Pay Practices: The plan is a vehicle for problematic pay practices.

Each of these factors is examined below.

Cost of Equity Plans

Generally vote against equity plans if the cost is unreasonable.

RATIONALE: Section 613 of the TSX Company Manual, requires shareholder approval for equity-based compensation arrangements under which securities listed on the TSX may be issued from treasury. Such approval is also required for equity-based plans that provide that awards issued may be settled either in treasury shares or cash. Cash only settled arrangements or those which are only funded by securities purchased on the secondary market are not subject to shareholder approval.

In addition, certain equity awards made outside of an equity plan, stock purchase plans using treasury shares where financial assistance or share matching is provided, and security purchases from treasury where financial assistance is provided, are also subject to shareholder approval.

Our methodology for reviewing share-based compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of share plans to shareholders) instead of simply focusing on dilution. Using information disclosed by the company and assuming the broadest definition of plan terms, ISS will value equity-based awards using a binomial option pricing model. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This total cost will be expressed as a percentage of market value (i.e. 200-day average share price times common shares outstanding). This result is tested for reasonableness by comparing the figure to an allowable cap derived from compensation plan costs of the top performing quartile of peer companies in each industry group (using Global Industry Classification Standard or "GICS" codes). Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on 44 different variables including company size, market-based performance metrics, and accounting-based performance metrics in order to identify the variables most strongly correlated to SVT within each industry group. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by incorporating company-specific performance measures, size, and cash compensation into the industry cap equations to arrive at the company’s allowable cap.

Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap.

Volatility and Stock Price Assumptions in Equity Plan Proposals (SVT)

The 200-day volatility and 200-day average stock price will be calculated and used for the shareholder value transfer policy.

Dilution and Burn Rate Assessment

In cases where the cost of the plan cannot be calculated using the binomial model due to lack of historic data for a newly created or merged corporate entity, ISS will apply a dilution and burn rate analysis.

Generally vote against the proposed equity plan if:

  Dilution under all company plans would be more than 10 percent of the outstanding shares on a non-diluted basis; or

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  The historic burn rate for all company plans has been more than 2 percent per year (generally averaged over most recent three-year period). If equity has been granted as part of the resolution subject to shareholder approval and the grants made exceed 2 percent of the outstanding shares a vote against is warranted.

Plan Amendment Provisions

Generally vote against the approval of proposed Amendment Procedures that do not require shareholder approval for the following types of amendments under any security based compensation arrangement, whether or not such approval is required under current regulatory rules:

  Any increase in the number of shares reserved for issuance under a plan or plan maximum;

  Any reduction in exercise price or cancellation and reissue of options or other entitlements;

  Any amendment that extends the term of options beyond the original expiry;

  Amendments to eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis or amendments that increase limits previously imposed on non-employee director participation;

  Any amendment which would permit options granted under the Plan to be transferable or assignable other than for normal estate settlement purposes;

  Amendments to the plan amendment provisions.

To clarify application of the above criteria, all items will apply to all equity-based compensation arrangements under which treasury shares are reserved for grants of, for example: restricted stock, restricted share units, or deferred share units, except those items that specifically refer to option grants.

RATIONALE: In response to the rule changes affected by the Toronto Stock Exchange (TSX) related to Part IV, Subsection 613 of the TSX Company Manual and Staff Notices #2004-0002, and #2006-0001 which came into effect in 2007, ISS has revised its policy with regard to Equity Compensation Plan Amendment Procedures. This policy addresses the removal by the TSX of previously established requirements for shareholder approval of certain types of amendments to Security-Based Compensation Arrangements of its listed issuers. For the purposes of the rule change, security-based compensation arrangements include: stock option plans for the benefit of employees, insiders and service providers; individual stock options granted to any of these specified parties outside of a plan; stock purchase plans where the issuer provides financial assistance or where the employee contribution is matched in whole or in part by an issuer funded contribution; stock appreciation rights involving the issuance of treasury shares; any other compensation or incentive mechanism involving the issuance or potential issuance of securities of the listed issuer; security purchases from treasury by an employee, insider or service provider which is financially assisted by the issuer in any manner. Issuers had until June 30, 2007, to adopt the proper Amendment Procedure in their Plans. After such date, issuers who have “general amendment” provisions in their

Plans are no longer able to make any amendments to their Plans without security holder approval, including amendments considered to be of a “housekeeping” nature until they have put a shareholder approved detailed Plan Amendment

Provision in place.

According to the TSX Guide to Security-Based Compensation Arrangements, the following amendments will continue to be subject to security holder approval according to TSX rules notwithstanding the amendment provisions included in the plan:

  Any increase in the number of shares reserved for issuance under a plan or plan maximum;

  Any reduction in exercise price of options or other entitlements which benefits an insider11;

11 Security holder approval, excluding the votes of securities held by insiders benefiting from the amendment, is required for a reduction in the exercise price, purchase price, or an extension of the term of options or similar securities held by insiders. If an issuer cancels

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  Any amendment that extends the term of options beyond the original expiry and that benefits an insider of the issuer;

  Changes to insider participation limits which result in the security holder approval to be required on a disinterested basis;

  Amendment provisions granting additional powers to the board of directors to amend the plan or entitlements without security holder approval.

The TSX has further clarified that shareholder approval is required for any amendment to the Plan Amendment Provision.

In addition, the TSX requires that the exercise price for any stock option granted under a security based compensation arrangement or otherwise, must not be lower than the market price of the securities at the time the option is granted.

Any proposal to increase the maximum number of shares reserved under a plan requires specific shareholder approval for the increase even if the plan includes a shareholder-approved general amendment procedure permitting increases to such maximum numbers.

Sections 613(d) and (g) set out a list of disclosure requirements in respect of materials that must be provided to security holders in meeting materials issued prior to a meeting at which the approval of any security based compensation arrangement is requested. The disclosure requirements include annual disclosure by listed issuers in their information circular or other annual disclosure document distributed to all security holders, the terms of any security based compensation arrangement as well as any amendments that were adopted in the most recently completed fiscal year, including whether or not security holder approval was obtained for the amendment. Staff Notice #2005-0001 goes on to clarify that such disclosure must be as of the date of the information circular containing the relevant disclosure and that issuers must update disclosure for the most recently completed fiscal year end to include grants, exercises, amendments, etc. which may occur after the fiscal year-end is completed, but prior to the filing of the information circular.

ISS has reiterated the need for shareholder approval for the amendments that currently still require shareholder approval by the TSX due to the ability of the TSX to change or eliminate these requirements at any time in future which we believe would not be in the best interests of shareholders or consistent with institutional investor proxy voting guidelines. Note however that from a corporate governance viewpoint, ISS does not support re-pricing of any outstanding options and does not limit this policy to only those options held by insiders. ISS has for many years recommended against any re-pricing of outstanding options. Our reasons are based on the original purpose of stock options as at-risk, incentive compensation that is meant to align the interests of option-holders with those of shareholders. The incentive value of stock options is diminished when the exercise price of out-of-the-money options can be adjusted downwards, and is not supportable when shareholders must suffer the consequences of a downturn in share price.

Discretionary participation by non-employee directors in equity compensation plans is unacceptable from a corporate governance and accountability viewpoint because administrators of the plan should not have the unrestricted ability to issue awards to themselves. Directors who are able to grant themselves equity awards without limit could find their independence compromised. Therefore, the inclusion of non-employee directors in management equity based compensation plans, while not preferable, must at a minimum be subject to shareholder-approved limits. Issuer discretion to change eligible participants may result in discretionary director participation. For clarification purposes, in keeping with ISS' policy regarding acceptable limits on non-employee director participation, if directors are included in an employee options or similar securities held by insiders and then reissues those securities under different terms, the TSX will consider this an amendment to those securities and will require security holder approval, unless the re-grant occurs at least 3 months after the related cancellation. Staff Notice #2005-0001, Section 613 Security Based Compensation Arrangements, S.613(h)(iii) Amendments to Insider Securities.

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equity compensation plan according to a shareholder approved limit, then any amendment that would remove or increase such limit should be approved by shareholders.

The ability of plan participants to assign options by means of Option Transfer Programs or any other similar program which results in option holders receiving value for underwater options when shareholders must suffer the consequences of declining share prices does not align the interests of option holders with those of shareholders and removes the intended incentive to increase share price which was originally approved by shareholders.

Non-Employee Director Participation

Vote against a management equity compensation plan that permits discretionary non-employee director participation.

RATIONALE: Due to the continuing use of options in compensation plans in Canada, we have not opposed the use of options for outside directors per se, but have tried to address potential governance concerns by ensuring a reasonable limit on grants to independent non-employee directors who are charged with overseeing not only a company’s compensation scheme but also corporate governance and long-term sustainability.

Director Limit Considerations

Generally vote against an equity compensation plan proposal where:

  The non-employee director aggregate share reserve under the plan exceeds the ISS established maximum limit of 1 percent of the outstanding common shares; or

  The equity plan document does not specify an annual individual non-employee director grant limit with a maximum value of (i) $100,000 worth of stock options in the case of a stock option or omnibus plan, or (ii) $150,000 worth of shares in the case of an equity plan that does not grant stock options.

Individual Non-Employee Director Grants

Generally vote against individual equity grants to non-employee directors in the following circumstances:

  In conjunction with an equity compensation plan that is on the agenda at the shareholder meeting if voting against the underlying equity compensation plan; and

  Outside of an equity compensation plan if the director’s annual grant would exceed the above individual director limit.

Shares taken in lieu of cash fees and a one-time initial equity grant upon a director joining the board will not be included in the maximum award limit.

RATIONALE:

To address investor concerns related to discretionary or unreasonable non-employee director participation in management equity compensation plans, ISS established an acceptable limit on grants to such directors who are not only charged with the administration of a company's compensation program but are also responsible and accountable for the company's overall corporate governance and long term sustainability. The established acceptable range for aggregate non-employee director option grants is 0.25 percent to 1 percent of the outstanding shares. Within that range an individual annual director limit was established based on market practice.

Canadian institutional investors do not generally support stock options as an appropriate form of equity compensation for non-employee directors, and, at a minimum, require that option grants to NEDs be substantially restricted. ISS has maintained the previously established maximum limit on stock option grants to NEDs of $100,000 per director per year.

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However, based on current market practice, an updated annual individual non-employee director share-based (non-option) award limit of $150,000 may be reasonable taking into consideration the increased demands on directors.

Please refer to the ISS Canada FAQ Canadian Equity Plan Methodology for further details and discussion related to the NED limit policy.

Repricing Options

Generally vote against an equity-based compensation plan proposal if the plan expressly permits the repricing of options without shareholder approval and the company has repriced options within the past three years.

Repricing Proposals

Generally vote against proposals to reprice outstanding options. The following and any other adjustments that can be reasonably considered repricing will generally not be supported: reduction in exercise price or purchase price, extension of term for outstanding options, cancellation and reissuance of options, substitution of options with other awards.

RATIONALE: Security Based Compensation Arrangements Section 613(h)(iii) of the TSX Company Manual requires security holder approval (excluding the votes of securities held directly or indirectly by insiders benefiting from the amendment) for a reduction in the exercise price or purchase price or an extension of the term of an award under a security based compensation arrangement benefiting an insider of the issuer notwithstanding that the compensation plan may have been approved by security holders.

ISS has long opposed option repricing. Market deterioration is not an acceptable reason for companies to reprice stock options.

Although not required by TSX rules, ISS believes that any proposal to reduce the price of outstanding options, including those held by non-insiders, should be approved by shareholders before being implemented (see discussion under Plan Amendment Provisions).

The extension of option terms is also unacceptable. Options are not meant to be a no-risk proposition and may lose their incentive value if the term can be extended when the share price dips below the exercise price. Shareholders approve option grants on the basis that recipients have a finite period during which to increase shareholder value, typically five to ten years. As a company would not shorten the term of an option to rein in compensation during, for example, a commodities bull market run, it is not expected to extend the term during a market downturn when shareholders suffer a decrease in share value.

Other Compensation Plans

Employee Stock Purchase Plans (ESPPs, ESOPs)

Generally vote for broadly based (preferably all employees of the company with the exclusion of individuals with 5 percent or more beneficial ownership of the company) employee stock purchase plans where the following apply:

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  Reasonable limit on employee contribution (may be expressed as a fixed dollar amount or as a percentage of base salary excluding bonus, commissions and special compensation);

  Employer contribution of up to 25 percent of employee contribution and no purchase price discount or employer contribution of more than 25 percent of employee contribution and SVT cost of the company's equity plans is within the allowable cap for the company;

  Purchase price is at least 80 percent of fair market value with no employer contribution;

  Potential dilution together with all other equity-based plans is 10 percent of outstanding common shares or less; and

  The Plan Amendment Provision requires shareholder approval for amendments to:

o The number of shares reserved for the plan;

o The allowable purchase price discount;

o The employer matching contribution amount.

Treasury funded ESPPs, as well as market purchase funded ESPPs requesting shareholder approval, will be considered to be incentive based compensation if the employer match is greater than 25 percent of the employee contribution. In this case, the plan will be run through the ISS compensation model to assess the Shareholder Value Transfer (SVT) cost of the plan together with the company's other equity-based compensation plans.

Eligibility and administration are also key factors in determining the acceptability of an ESPP/ESOP plan.

ISS will also take into account other compensation and benefit programs, in particular pensions.

Deferred Share Unit Plans

Generally vote for Deferred Compensation Plans if:

  Potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less.

Other elements of director compensation to evaluate in conjunction with deferred share units include:

  Director stock ownership guidelines of a minimum of three times annual cash retainer

  Vesting schedule or mandatory deferral period which requires that shares in payment of deferred units may not be paid out until the end of three years

  The mix of remuneration between cash and equity

  Other forms of equity-based compensation, i.e. stock options, restricted stock.

RATIONALE: Deferred compensation plans generally encourage a sense of ownership in the company. These types of deferred compensation arrangements are usually designed to compensate outside directors by allowing them the opportunity to take all or a portion of their annual retainer in the form of deferred units, the payment of which is postponed to some future time, typically retirement or termination of directorship and may be in cash and/or stock.

A DSU plan only requires shareholder approval if it reserves treasury shares. However, a number of companies continue to request shareholder approval for DSU plans funded by shares purchased in the open market. This type of plan will be evaluated on a qualitative basis in the same manner that ESPPs (see above) are evaluated. Eligibility and administration are key factors in determining the acceptability of such plans.

Treasury Funded Plans

Deferred share units awarded under any equity compensation plan where: i) the authorization of treasury shares for issuance is in payment of the DSUs; and ii) the DSU grants are not in-lieu of cash, would be evaluated by running the compensation model.

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Shareholder Proposals on Compensation

Vote on a case-by-case basis for shareholder proposals targeting executive and director pay, taking into account:

  The target company’s performance, absolute and relative pay levels as well as the wording of the proposal itself.

Generally vote for shareholder proposals requesting that the exercise of some, but not all stock options be tied to the achievement of performance hurdles.

Shareholder Advisory Vote Proposals

Generally vote for shareholder proposals requesting the adoption of a non-binding advisory shareholder vote to ratify the report of the compensation committee.

Generally vote against shareholder proposals requesting a binding vote on executive or director compensation as being overly prescriptive and which may lead to shareholder micro-management of compensation issues that are more appropriately within the purview of the compensation committee of the board of directors.

RATIONALE: Based on the experience of other global markets where advisory votes are permitted, the consensus view is that advisory votes serve as a catalyst for dialogue between investors and public issuers on questionable or contentious compensation practices and can lead to a higher level of board accountability, a stronger link between pay and performance, significantly improved disclosure, and in some cases a noticed deceleration in the rate of increase in executive compensation overall.

Supplemental Executive Retirement Plans (SERPS) Proposals

Generally vote against shareholder proposals requesting the exclusion of bonus amounts and extra service credits to determine SERP payouts, unless the company’s SERP disclosure includes the following problematic pay practices:

  Inclusion of equity-based compensation in the pension calculation;

  Inclusion of target (unearned) or excessive bonus amounts in the pension calculation;

  Addition of extra years’ service credited in other than exceptional circumstances and without compelling rationale;

  No absolute limit on SERP annual pension benefits (ideally expressed in money terms);

  No reduction in benefits on a pro-rata basis in the case of early retirement.

In addition, consideration will also be given to the extent to which executive compensation is performance driven and “at risk,” as well as whether bonus payouts can exceed 100 percent of base salary.

RATIONALE: The inclusion of bonus and incentive compensation amounts along with base salary as the basis for calculating supplemental pension benefits is generally viewed as an unacceptable market practice. Proposals that aim to limit excessive pension payments for executives are laudable. The inclusion of variable compensation or other enhancements under SERP provisions can significantly drive up the cost of such plans, a cost that is ultimately absorbed by the company and its shareholders.

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Investor pressure to structure executive compensation so that the majority is “at risk” has driven down base salary and therefore it may be reasonable in certain cases to include short-term cash bonus amounts in the bonus calculation. Therefore, ISS will assess limits imposed on extra service credits and the overall mix of guaranteed (salary) and at risk (performance driven incentive compensation) executive compensation, as well as the size of potential cash bonus amounts, when determining vote recommendations on SERP shareholder proposals asking for elimination of these elements in SERP calculations. Given the conservative general market practice in this regard, support for such proposals should be limited to those companies that exceed standard market practice thus qualifying as problematic pay practices as outlined above.

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6. Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

  Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

  If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

  If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

RATIONALE: This policy update codifies the overarching principles that are applied to all markets, globally, and clarifies the factors that ISS considers in its case-by-case evaluation of environmental and social shareholder proposals. In markets where shareholder proposals on specific environment and social issues are routinely or frequently observed on company ballots, ISS has more nuanced policies that stem from these principles to address those issues.

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Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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2014 European Proxy Voting Summary Guidelines

December 19, 2013

Institutional Shareholder Services Inc.

Copyright © 2013 by ISS

www.issgovernance.com

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ISS' 2014 European Proxy Voting Summary Guidelines

Effective for Meetings on or after Feb. 1, 2014

Published Dec. 19, 2013

The following is a condensed version of the proxy voting recommendations contained in ISS’ European Proxy Voting Manual.

COVERAGE UNIVERSE	4

DEFINITIONS AND EXPLANATIONS	5

1. OPERATIONAL ITEMS	6
Financial Results/Director and Auditor Reports	6
Appointment of Auditors and Auditor Fees	6
Appointment of Internal Statutory Auditors	6
Allocation of Income	6
Amendments to Articles of Association	7
Change in Company Fiscal Term	7
Lower Disclosure Threshold for Stock Ownership	7
Amend Quorum Requirements	7
Transact Other Business	7

2. BOARD OF DIRECTORS	8

Non-Contested Director Elections	8
Director Terms	8
Bundling of Proposal to Elect Directors	9
Board Independence	9
Exception for Companies with a Majority Shareholder (Excludes Italy and Portugal)	10
Disclosure of Names of Nominees	10
Combined Chairman/CEO	10
Election of a Former CEO as Chairman of the Board	10
Overboarded Directors	11
Voto di Lista (Italy)	11
One Board Seat per Director	12
Composition of Committees	12
Composition Nomination Committee (Sweden, Norway, and Finland)	12
Election of Censors (France)	13
ISS Classification of Directors - European Policy 2014	14
Contested Director Elections	15
Voting on Directors for Egregious Actions	16
Committee of Representatives and Corporate Assembly Elections (Denmark and Norway)	16
Discharge of Directors	16
Director, Officer, and Auditor Indemnification and Liability Provisions	16
Board Structure	16

3. CAPITAL STRUCTURE	17
Share Issuance Requests	17
General Issuances	17
Specific Issuances	17

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Increases in Authorized Capital	17
Reduction of Capital	17
Capital Structures	18
Preferred Stock	18
Debt Issuance Requests	18
Pledging of Assets for Debt	18
Increase in Borrowing Powers	18
Share Repurchase Plans	19
Reissuance of Repurchased Shares	19
Capitalization of Reserves for Bonus Issues/Increase in Par Value	20

4. COMPENSATION	21
Compensation Guidelines	21
Preamble	21
Executive compensation-related proposals	21
Non-Executive Director Compensation	22
Equity-based compensation Guidelines	23
Compensation-Related Voting Sanctions	23
Stock Option Plans – Adjustment for Dividend (Nordic Region)	24
Share Matching Plans (Sweden and Norway)	24

5. ENVIRONMENTAL AND SOCIAL ISSUES	25
Voting on Social and Environmental Proposals	25

6. OTHER ITEMS	26
Reorganizations/Restructurings	26
Mergers and Acquisitions	26
Mandatory Takeover Bid Waivers	26
Reincorporation Proposals	26
Expansion of Business Activities	27
Related-Party Transactions	27
Antitakeover Mechanisms	27
Shareholder Proposals	27
Authority to Reduce Minimum Notice Period for Calling a Meeting	28
Auditor Report Including Related Party Transactions (France)	28

DISCLOSURE/DISCLAIMER	30

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COVERAGE UNIVERSE

ISS' European Policy applies to Member States of the European Union (EU) or the European Free Trade Association (EFTA), with the exception of the United Kingdom and Ireland, which are subject to the separate National Association of Pension Funds (NAPF) policy. In both cases, European territories that are politically associated with a given Member State are subject to the same policy as that Member State. Other European territories are subject to either ISS’ separate, market-specific policies, or ISS' EMEA Regional Policy.

Specifically, ISS' European Policy applies to companies incorporated in the following territories: Austria, Belgium, Bulgaria, Croatia, the Czech Republic, Cyprus, Denmark, Estonia, the Faroe Islands, Finland, France, Germany, Greece, Greenland, Hungary, Iceland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, the Netherlands, Norway, Poland, Portugal, Romania, Spain, Slovakia, Slovenia, Sweden, and Switzerland.

ISS’ approach is not “one-size-fits-all” and takes relevant market-specific factors into account in our research and recommendations. Therefore this document distinguishes in various places between different markets and on the basis of other differentiating factors. These distinctions are based on different market practices and best practice recommendations throughout Europe.

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DEFINITIONS AND EXPLANATIONS

The term "widely held" refers to companies that ISS designates as such based on their membership in a major index and/or the number of ISS clients holding the securities.

For stylistic purposes, this document may use the adjectival form of country names to refer to companies incorporated or listed in a given market.

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1 . OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

Vote for approval of financial statements and director and auditor reports, unless:

  There are concerns about the accounts presented or audit procedures used; or

  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote for proposals to ratify auditors and/or proposals authorizing the board to fix auditor fees, unless:

  There are serious concerns about the procedures used by the auditor;

  There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

  External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

  Name of the proposed auditors has not been published;

  The auditors are being changed without explanation; or

  Fees for non-audit services exceed standard annual audit-related fees (only applies to companies on the MSCI-EAFE index and/or listed on any country main index).

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns relating to the audit procedures, independence of auditors, and/or name of auditors, ISS will target the auditor election. For concerns relating to fees paid to the auditors, ISS will target remuneration of auditors if this is a separate voting item, otherwise ISS would target the auditor election.

Appointment of Internal Statutory Auditors

Vote for the appointment or reelection of statutory auditors, unless:

  There are serious concerns about the statutory reports presented or the audit procedures used; or

  Questions exist concerning any of the statutory auditors being appointed; or

  The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote for approval of the allocation of income, unless:

  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

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  The payout is excessive given the company's financial position.

Amendments to Articles of Association

Vote amendments to the articles of association on a case-by-case basis.

Change in Company Fiscal Term

Vote for resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

Transact Other Business

Vote against other business when it appears as a voting item.

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2. BOARD OF DIRECTORS

Non-Contested Director Elections

Vote for management nominees in the election of directors, unless:

  Adequate disclosure has not been provided in a timely manner;

  There are clear concerns over questionable finances or restatements;

  There have been questionable transactions with conflicts of interest;

  There are any records of abuses against minority shareholder interests;

  The board fails to meet minimum corporate governance standards;

  There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities; and

  Repeated absences at board meetings have not been explained (in countries where this information is disclosed).

In addition to these general factors, ISS may recommend against due to concerns related to at least one of the following specific factors, which are presented below as separate subsections:

I.	Director Terms
II.	Bundling of Proposals to Elect Directors
III.	Board independence
IV.	Disclosure of Names of Nominees
V.	Combined Chairman/CEO
VI.	Election of a Former CEO as Chairman of the Board
VII.	Overboarded Directors
VIII.	Voto di Lista (Italy)
IX.	One Board Seat per Director
X.	Composition of Committees
XI.	Composition Nominating Committee (Sweden and Norway)
XII.	Election of Censors (France)

Note that this policy is distinct from ISS' policy on contested director elections, which is presented as a separate policy item.

Note also that this policy is complemented by three additional policies: "Compensation-Related Voting Sanctions" and "Voting on Directors for Egregious Actions," which both address a comparatively rare set of additional circumstances, and "Corporate Assembly and Committee of Representatives Elections," which states how ISS applies its director election policy in Norway and Denmark in cases where the board is not directly elected by shareholders.

Director Terms

For Belgium, France, Italy, Netherlands, Spain, and Switzerland, vote against the election or re-election of any director when his/her term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided. In these markets, the maximum board terms are either recommended best practice or required by legislation. Under best practice recommendations, companies should shorten the terms for directors when the terms exceed the limits suggested by best practices. The policy will be applied to all companies in these markets, for bundled as well as unbundled items.

Clients will also be advised to vote against article amendment proposals to extend board terms. In cases where a company's articles provide for a shorter limit and where the company wishes to extend director terms from three or fewer years to four years, for example, ISS will recommend a vote against, based on the general principle that director accountability is maximized by elections with a short period of renewal.

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Bundling of Proposal to Elect Directors

For the markets of Bulgaria, Croatia, Czech Republic, Estonia, France, Germany, Hungary, Latvia, Lithuania, Poland,

Romania, Slovakia, Slovenia, and Spain vote against the election or reelection of any directors if the company proposes a single slate of directors.

In France, unbundled director elections are market practice, in Germany it has been recommended best practice since July 20, 2005, and in Spain it has been recommended best practice since Jan. 1, 2007. The policy will be applied to all companies in these markets.

Bundling together proposals that could be presented as separate voting items is not considered good market practice, because bundled resolutions leave shareholders with an all-or-nothing choice, skewing power disproportionately towards the board and away from shareholders. As director elections are one of the most important voting decisions that shareholders make, directors should be elected individually.

Board Independence

Please see ISS' European Classification of Directors, presented separately in this document (page Error! Bookmark not defined.), regarding ISS' classification of the independence status of individual directors.

Note that this section is subject to an exception for companies with a majority shareholder. This exception is presented at the end of this subsection.

For Austria, Belgium, France, Germany, Hungary, the Netherlands, Spain, and Switzerland, vote against the election or reelection of any non-independent directors (excluding the CEO) if the proposed board is not at least 50 percent independent. If a nominee cannot be categorized, ISS will consider that person non-independent and include that nominee in the calculation. The policy will apply to widely held companies in these markets.

For Denmark, Norway, Finland, Sweden, and Luxembourg, ISS will apply the same policy only for those companies that are part of a local main index market index and/or the MSCI-EAFE index.

For widely held companies in Austria and Germany that must by law include labor representatives who are by definition not independent, ISS will require that a minimum of one-third of the total board be independent. For Swedish, Norwegian, and Danish local main index and/or MSCI-EAFE companies, as well as widely-held Hungarian companies, with labor representatives, the above policy will apply to shareholder-elected board members. In addition, ISS will require that one-third of the total board (shareholder-elected members and labor representatives) be independent non-executive directors.

In Portugal, companies that belong to the PSI-20 and/or MSCI-EAFE index will be required to have at least 25 percent of the board independent, as recommended by the Code of Corporate Governance issued by the Portuguese Securities Exchange. ISS will recommend a vote against the entire slate of candidates (bundled elections) or a vote against the election of any non-independent directors (unbundled elections) if board independence level does not meet the recommended 25-percent threshold.

In Italy, for companies that are part of a local main index market index and/or MSCI-EAFE index with a controlling shareholder, companies will be required to have a board consisting of at least one-third independent members (33 percent), and, for all other companies, at least half of the board should be independent (50 percent).

For Greece, vote against the election or reelection of any non-independent directors if the proposed board is not at least one-third independent (as defined by ISS' director classification guidelines). If elections are bundled and the proposed board is not at least one-third independent, vote against the entire slate. If a nominee cannot be categorized, ISS will assume that person is non-independent and include that nominee in the calculation. This policy will be applied to widely held companies incorporated in Greece.

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Exception for Companies with a Majority Shareholder (Excludes Italy and Portugal)

For companies with a majority shareholder, generally vote against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board will be lower than minority shareholders' percentage of equity ownership, or if the board will be less than one-third independent (whichever is higher). Minority shareholders' ownership percentage is calculated by subtracting the majority shareholder's equity ownership percentage from 100 percent. Majority control is defined in terms of economic interest and not voting rights, and is considered to be any shareholder or group of shareholders acting collectively that control at least 50 percent + 1 share of the company's equity capital.

This independence threshold is applied to controlled widely held companies or main index-listed/MSCI-EAFE member companies which would otherwise fall under a 50-percent independence guideline as described in the Board Independence Policy.

Carve Out: In markets where the local corporate governance code addresses board independence at controlled companies, ISS will generally recommend against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board is lower than the local code recommendation, but in any case if the level of board independence is below one-third.

Disclosure of Names of Nominees

Vote against the election or reelection of any and all director nominees when the names of the nominees are not available at the time the ISS analysis is being written. This policy will be applied to all companies in these markets, for bundled and unbundled items.

Combined Chairman/CEO

Generally, vote against (re)election of combined chair/CEOs at widely held European companies.

However, when the company provides assurance that the chair/CEO would only serve in the combined role on an interim basis (no more than two years), with the intent of separating the roles within a given time frame, considerations should be given to these exceptional circumstances. In this respect, the vote recommendation would be made on a case-by-case basis. In order for ISS to consider a favorable vote recommendation for a combined chair/CEO to serve on an interim basis, the company would need to provide adequate control mechanisms on the board (such as a lead independent director, a high overall level of board independence, and a high level of independence on the board’s key committees).

This policy will be applied to all widely held European companies that propose the (re)election of a combined chair/CEO to the board, including cases where the chair/CEO is included in an election by slate.

Election of a Former CEO as Chairman of the Board

Generally vote against the election or reelection of a former CEO as chairman to the supervisory board or board of directors at widely held companies in Germany, Austria, and the Netherlands. In markets such as Germany, where the general meeting only elects the nominees and, subsequently, the new board’s chairman, ISS will generally recommend a vote against the election or election of a former CEO, unless the company has publicly confirmed prior to the general meeting that he will not proceed to become chairman of the board.

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Considerations should be given to any of the following exceptional circumstances on a case-by-case basis if:

  There are compelling reasons that justify the election or reelection of a former CEO as chairman; or

  The former CEO is proposed to become the board’s chairman only on an interim or temporary basis; or

  The former CEO is proposed to be elected as the board’s chairman for the first time after a reasonable cooling-off period; or

  The board chairman will not receive a level of compensation comparable to the company’s executives nor assume executive functions in markets where this is applicable.

Overboarded Directors

In Austria, Belgium, France, Germany, Italy, Luxembourg, the Netherlands, Spain, and Switzerland, at widely held companies, ISS will generally recommend a vote against a candidate when s/he holds an excessive number of board appointments, as referenced by the more stringent of the provisions prescribed in local law or best practice governance codes, or the following guidelines:

  Executive directors are expected not to hold other executive or chairmanship positions. They may, however, hold up to two other non-executive directorships.

  Non-executive chairmen are expected not to hold executive positions elsewhere or more than one other chairmanship position. They may, however, hold up to three other non-executive directorships.

  Non-executive directors who do not hold executive or chairmanship positions may hold up to four other non-executive directorships.

An adverse vote recommendation will not be applied to a director within a company where he/she serves as CEO or chair; instead, any adverse vote recommendations will be applied to his/her additional seats on other company boards.

ISS will take into account board positions held in global publicly listed companies.

For directors standing for (re)election at French companies, ISS will take into account board appointments as censors in French publicly listed companies.

Voto di Lista (Italy)

In Italy, director elections generally take place through the voto di lista mechanism (similar to slate elections). Since the Italian implementation of the European Shareholder Rights Directive (effective since Nov. 1, 2010), issuers must publish the various lists 21 days in advance of the meeting.

Since shareholders only have the option to support one such list, where lists are published in sufficient time, ISS will recommend a vote on a case-by-case basis, determining which list of nominees it considers is best suited to add value for shareholders based, as applicable, on ISS European policies for Director Elections and for Contested Director Elections.

Those companies that are excluded from the provisions of the European Shareholder Rights Directive publish lists of nominees 10 days before the meeting. In the case where nominees are not published in sufficient time, ISS will recommend a vote against the director elections before the lists of director nominees are disclosed. Once the various lists of nominees are disclosed, ISS will issue an alert to its clients and, if appropriate, change its vote recommendation to support one particular list.

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One Board Seat per Director

In cases where a director holds more than one board seat on a single board and the corresponding votes, manifested as one seat as a physical person plus an additional seat(s) as a representative of a legal entity, vote against the election/reelection of such legal entities and in favor of the physical person.

However, an exception is made if the representative of the legal entity holds the position of CEO. In such circumstances, ISS will typically recommend a vote in favor of the legal entity and against the election/reelection of the physical person.

While such occurrences are rare, there have been cases where a board member may have multiple board seats and corresponding votes. Holding several board seats concurrently within one board increases this person’s direct influence on board decisions and creates an inequality among board members.

This situation has manifested in Belgium, Luxembourg, and France. This is not a good corporate governance practice, as it places disproportionate influence and control in one person.

Composition of Committees

In Belgium, Denmark, Finland, France, Luxembourg, the Netherlands, Norway, Spain, Sweden, and Switzerland, vote against the (re)election of executives who serve on the company’s audit or remuneration committee. ISS may recommend against if the disclosure is too poor to determine whether an executive serves or will serve on a committee. If a company does not have an audit or a remuneration committee, ISS may consider that the entire board fulfills the role of a committee. In such case, ISS may recommend against the executives, including the CEO, up for election to the board.

For Belgium, the Netherlands, and Switzerland, vote against the (re)election of non-independent members of the audit committee and/or the remuneration committee if their (re)election would lead to a non-independent majority on the respective committee.

These policies apply only to companies for which ISS includes overall board independence as a factor in its analysis of board elections.

Markets where local corporate governance codes prescribe specific composition requirements are assessed in accordance with compliance with their local codes. More stringent requirements are applied to those markets where local corporate governance codes prescribe more robust composition requirements.

Separation of power is one of the fundamental tenets of good corporate governance. The primary objective of the board is to provide independent oversight of executive management, and because board committees are entrusted with carrying out crucial functions for this purpose, such as assessing the veracity of the independent audit and carrying out board succession planning, it is important that committees be sufficiently independent of management. The presence of executive directors on audit and compensation committees represents clear and widely recognized conflicts of interest. Executive audit committee members may compromise the integrity of the independent audit, and the presence of executives on the compensation committee means that executives are allowed to select the directors who determine their pay. Corporate governance codes in a number of European markets have already introduced amendments in recent years which recommend majority independence on key committees such as the audit and remuneration committees, and even the outright ban of executive members on these committees, and this policy is intended to reflect these code recommendations as well as market practice.

Composition Nomination Committee (Sweden, Norway, and Finland)

Vote for proposals in Sweden, Norway, and Finland to elect or appoint a nominating committee consisting mainly of non-board members.

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Vote for shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

The above policy notwithstanding, vote against proposals in Sweden to elect or appoint such a committee if the company is on the MSCI-EAFE or local main index and the following conditions exist:

1.  A member of the executive management would be a member of the committee;

2.  More than one board member who is dependent on a major shareholder would be on the committee; or

3.  The chair of the board would also be the chair of the committee.

In cases where the principles for the establishment of the nominating committee, rather than the election of the committee itself, are being voted on, vote against the adoption of the principles if any of the above conditions are met for the current committee, and there is no publicly available information indicating that this would no longer be the case for the new nominating committee.

Election of Censors (France)

For widely held companies, ISS will generally recommend a vote against proposals seeking shareholder approval to elect a censor, to amend bylaws to authorize the appointment of censors, or to extend the maximum number of censors to the board.

However, ISS will recommend a vote on a case-by-case basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director. In this case, consideration shall also be given to the nominee's situation (notably overboarding or other factors of concern).

In consideration of the principle that censors should be appointed on a short-term basis, vote against any proposal to renew the term of a censor or to extend the statutory term of censors.

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ISS Classification of Directors - European Policy 2014

Executive Director

  Employee or executive of the company;

  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

  Any director who is attested by the board to be a non-independent NED;

  Any director specifically designated as a representative of a significant shareholder of the company;

  Any director who is also an employee or executive of a significant shareholder of the company;

  Any director who is nominated by a dissenting significant shareholder unless there is a clear lack of material4 connection with the dissident, either currently or historically;

  Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

  Government representative;

  Currently provides (or a relative¹ provides) professional services2 to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

  Represents customer, supplier, creditor, banker, or other entity with which the company maintains a transactional/commercial relationship (unless the company discloses information to apply a materiality test3);

  Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

  Relative¹ of a current or former executive of the company or its affiliates;

  A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);

  Founder/co-founder/member of founding family but not currently an employee;

  Former executive (five-year cooling off period);

  Excessive years of service from date of first appointment, as determined by the EC Recommendation 2005/162/EC, local corporate governance codes, or local best practice, is generally a determining factor in evaluating director independence.4 ;

  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

  Not classified as non-independent by ISS (see above);

  No material5 connection, either direct or indirect, to the company (other than a board seat) or to a significant shareholder.

Employee Representative

  Represents employees or employee shareholders of the company (classified as "employee representative" and considered a non-independent NED).

Footnotes

1 “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

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2Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

3  A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated; or

A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value (of all outstanding financing operations) compared to the company’s total assets is more than 5 percent.

4  For example, the EC recommendation 2005/162/EC's definition of independence provides that in order to remain independent, a non-executive director shall have served on the [supervisory] board for no more than 12 years. For countries governed by ISS' European policy, ISS will follow the EC recommendation and apply stricter tenure limits where recommended by local corporate governance codes or established by local best practice.

5For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are considered best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

  Company performance relative to its peers;

  Strategy of the incumbents versus the dissidents;

  Independence of directors/nominees;

  Experience and skills of board candidates;

  Governance profile of the company;

  Evidence of management entrenchment;

  Responsiveness to shareholders;

  Whether a takeover offer has been rebuffed;

  Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the proponents proved that board change is warranted? And if so, (2) Are the proponent board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

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Voting on Directors for Egregious Actions

Under extraordinary circumstances, vote against or withhold from directors individually, on a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

  Failure to replace management as appropriate; or

  Egregious actions related to the director(s)’service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Committee of Representatives and Corporate Assembly Elections (Denmark and Norway)

For Norwegian and Danish companies where shareholders vote on elections for members of the corporate assembly or committee of representatives, but not directly on the board of directors, vote case-by-case on corporate assembly and committee of representative elections based on the board of directors’ compliance with ISS’ director election policy.

Discharge of Directors

Vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties, warranted on a case-by-case basis, by:

  A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest;

  Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only in the fiscal year in question) such as price fixing, insider trading, bribery, fraud, and other illegal actions;

  Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

Board Structure

Vote for routine proposals to fix board size.

Vote against the introduction of classified boards and/or mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

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3. CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

Vote for issuance authorities with pre-emptive rights to a maximum of 100 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

Vote for issuance authorities without pre-emptive rights to a maximum of 20 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

For French companies, vote for general issuance requests with pre-emptive rights, or without pre-emptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital.

For French companies, generally vote for general authorities to issue shares without preemptive rights up to a maximum of 10 percent of share capital.

Specific Issuances

Vote on a case-by-case basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

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Capital Structures

Vote for resolutions that seek to maintain, or convert to, a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a case-by-case basis, with or without pre-emptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a case-by-case basis.

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Share Repurchase Plans

ISS will generally recommend for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

  A repurchase limit of up to 10 percent of outstanding issued share capital;

  A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

  Duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

  A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”);, and

  Duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company’s historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

  A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

  Duration of no more than 18 months.

In addition, ISS will recommend against any proposal where:

  The repurchase can be used for takeover defenses;

  There is clear evidence of abuse;

  There is no safeguard against selective buybacks;

  Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Market-Specific Exceptions

For Italy and Germany, vote for share-repurchase plans and share reissuance plans that would use call and put options if the following criteria are met:

  The duration of the authorization is limited in time to no more than 18 months;

  The total number of shares covered by the authorization is disclosed;

  The number of shares that would be purchased with call options and/or sold with put options is limited to a maximum of 5 percent of currently outstanding capital (or half of the total amounts allowed by law in Italy and Germany);

  A financial institution, with experience conducting sophisticated transactions, is indicated as the party responsible for the trading; and

  The company has a clean track record regarding repurchases.

Reissuance of Repurchased Shares

Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

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Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

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4. COMPENSATION

Compensation Guidelines

Preamble

The assessment of compensation follows the ISS Global Principles on Executive and Director Compensation which are detailed below. These principles take into account global corporate governance best practice.

The ISS Global Principles on Compensation underlie market-specific policies in all markets:

1.       Provide shareholders with clear, comprehensive compensation disclosures;

2.       Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value;

3.       Avoid arrangements that risk “pay for failure;”

4.       Maintain an independent and effective compensation committee;

5.       Avoid inappropriate pay to non-executive directors.

In line with European Commission Recommendation 2004/913/EC, ISS believes that seeking annual shareholder approval for a company's compensation policy is a positive corporate governance provision.

In applying the Five Global Principles, ISS has formulated European Compensation Guidelines which take into account local codes of governance, market best practice, and the Recommendations published by the European Commission. ISS analyzes compensation-related proposals based on the role of the beneficiaries and has therefore divided its executive and director compensation policy into two domains:

I.      Executive compensation-related proposals; and

II.      Non-executive director compensation-related proposals

Executive compensation-related proposals

ISS will evaluate management proposals seeking ratification of a company's executive compensation-related items on a case-by-case basis, and will generally recommend a vote against a company's compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

1.     Provide shareholders with clear and comprehensive compensation disclosures:

1.1.   Information on compensation-related proposals shall be made available to shareholders in a timely manner;

1.2.   The level of disclosure of the proposed compensation policy shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;

1.3.   Companies shall adequately disclose all elements of the compensation, including:

1.3.1.  Any short- or long-term compensation component must include a maximum award limit.

1.3.2.  Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price (options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.

1.3.3.  Discretionary payments, if applicable.

2.     Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value:

2.1.   The structure of the company's short-term incentive plan shall be appropriate.

2.1.1. The compensation policy must notably avoid guaranteed or discretionary compensation.

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2.2.   The structure of the company's long-term incentives shall be appropriate, including, but not limited to, dilution, vesting period, and, if applicable, performance conditions.

2.2.1. Equity-based plans or awards that are linked to long-term company performance will be evaluated using ISS' general policy for equity-based plans; and

2.2.2. For awards granted to executives, ISS will generally require a clear link between shareholder value and awards, and stringent performance-based elements.

2.3.   The balance between short- and long-term variable compensation shall be appropriate

2.3.1. The company's executive compensation policy must notably avoid disproportionate focus on short-term variable element(s)

3.     Avoid arrangements that risk “pay for failure”:

3.1.   The board shall demonstrate good stewardship of investor's interests regarding executive compensation practices.

3.1.1. There shall be a clear link between the company's performance and variable awards.

3.1.2. There shall not be significant discrepancies between the company's performance and real executive payouts.

3.1.3. The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.

3.1.4. Significant pay increases shall be explained by a detailed and compelling disclosure.

3.2.   Severance pay agreements must not be in excess of (i) 24 months' pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.

3.3.   Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders' interests or be misaligned with good market practices.

4.     Maintain an independent and effective compensation committee:

4.1.   No executives may serve on the compensation committee.

4.2.   In certain markets the compensation committee shall be composed of a majority of independent members, as per ISS policies on director election and board or committee composition.

In addition to the above, ISS will generally recommend a vote against a compensation-related proposal if such proposal is in breach of any other supplemental market-specific ISS voting policies.

Non-Executive Director Compensation

5.   Avoid inappropriate pay to non-executive directors.

ISS will generally recommend a vote for proposals to award cash fees to non-executive directors, and will otherwise:

Recommend a vote against where:

  Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.

  Proposed amounts are excessive relative to other companies in the country or industry.

  The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.

  Proposals provide for the granting of stock options, or similarly structured equity-based compensation, to non-executive directors.

  Proposals introduce retirement benefits for non-executive directors.

And recommend a vote on a case-by-case basis where:

  Proposals include both cash and share-based components to non-executive directors.

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  Proposals bundle compensation for both non-executive and executive directors into a single resolution.

Equity-based compensation Guidelines

ISS will generally recommend a vote for equity based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value. This assessment includes, but is not limited to, the following factors:

The volume of awards transferred to participants must not be excessive: the potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following ISS guidelines:

  The shares reserved for all share plans may not exceed 5 percent of a company's issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable under ISS criteria (challenging criteria);

  The plan(s) must be sufficiently long-term in nature/structure: the minimum vesting period must be no less than three years from date of grant;

  The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount.

  If applicable, performance standards must be fully disclosed, quantified, and long-term, with relative performance measures preferred.

Market-specific provisions for France:

  The potential volume from equity-based compensation plans must not exceed 10 percent of fully diluted issued share capital.

  In addition, for companies that refer to the AFEP-MEDEF Code, all awards (including stock options and warrants) to executives shall be conditional upon challenging performance criteria or premium pricing. For companies referring to the Middlenext Code (or not referring to any code) at least part of the awards to executives shall be conditional upon performance criteria or premium pricing. In both cases, free shares shall remain subject to performance criteria for all beneficiaries.

Finally, for large- and mid-cap companies, the company's average three year unadjusted burn rate (or, if lower, on the maximum volume per year implied by the proposal made at the general meeting) must not exceed the mean plus one standard deviation of its sector but no more than one percentage point from the prior year sector cap.

Compensation-Related Voting Sanctions

Should a company be deemed to have egregious remuneration practices (as a result of one or a combination of several factors highlighted above) and has not followed market practice by submitting a resolution on executive compensation, vote against other "appropriate" resolutions as a mark of discontent against such practices.

An adverse vote recommendation could be applied to any of the following on a case-by case basis:

1.  The (re)election of members of the remuneration committee;

2.  The discharge of directors; or

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3. The annual report and accounts.

Failure to propose a resolution on executive compensation to shareholders in a market where this is routine practice may, by itself, lead to one of the above adverse vote recommendations regardless of the companies remuneration practices.

Stock Option Plans – Adjustment for Dividend (Nordic Region)

Vote against stock option plans in Denmark, Finland, Norway, and Sweden if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive reward.

This includes one or a combination of the following:

  Adjusting the strike price for future ordinary dividends AND including expected dividend yield above 0 percent when determining the number of options awarded under the plan;

  Having significantly higher expected dividends than actual historical dividends;

  Favorably adjusting the terms of existing options plans without valid reason; and/or

  Any other provisions or performance measures that result in undue award.

This policy applies to both new plans and amendments to introduce the provisions into already existing stock option plans. ISS will make an exception if a company proposes to reduce the strike price by the amount of future special (extraordinary) dividends only.

Generally vote against if the potential increase of share capital amounts to more than 5 percent for mature companies or 10 percent for growth companies or if options may be exercised below the market price of the share at the date of grant, or that employee options do not lapse if employment is terminated.

Share Matching Plans (Sweden and Norway)

ISS considers the following factors when evaluating share matching plans:

  For every share matching plan, ISS requires a holding period.

  For plans without performance criteria, the shares must be purchased at market price.

  “For broad-based share matching plans directed at all employees, ISS accepts an arrangement up to a 1:1 ratio, i.e. no more than one free share is awarded for every share purchased at market value..

  In addition, for plans directed at executives, we require that sufficiently challenging performance criteria be attached to the plan. Higher discounts demand proportionally higher performance criteria.

The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock purchase/stock matching plans, must comply with ISS’ guidelines.

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5. ENVIRONMENTAL AND SOCIAL ISSUES

Voting on Social and Environmental Proposals

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short-term or long-term.

ISS will generally recommend a vote on a case-by-case basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

  Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

  If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

  If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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6. OTHER ITEMS

Reorganizations/Restructurings

Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information upon request to allow shareholders to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Reincorporation Proposals

Vote reincorporation proposals on a case-by-case basis.

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Expansion of Business Activities

Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

  The parties on either side of the transaction;

  The nature of the asset to be transferred/service to be provided;

  The pricing of the transaction (and any associated professional valuation);

  The views of independent directors (where provided);

  The views of an independent financial adviser (where appointed);

  Whether any entities party to the transaction (including advisers) is conflicted; and

  The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

For the Netherlands, vote recommendations regarding management proposals to approve protective preference shares will be determined on a case-by-case basis. In general, ISS will recommend voting for protective preference shares (PPS) only if:

  The supervisory board needs to approve an issuance of shares and the supervisory board is independent within the meaning of ISS’ categorization rules (ISS’ European Director Independence Guidelines) and the Dutch Corporate Governance Code (i.e. a maximum of one member can be non-independent);

  No call / put option agreement exists between the company and a foundation for the issuance of PPS;

  The issuance authority is for a maximum of 18 months;

  The board of the company-friendly foundation is fully independent;

  There are no priority shares or other egregious protective or entrenchment tools;

  The company states specifically that the issue of PPS is not meant to block a takeover, but will only be used to investigate alternative bids or to negotiate a better deal;

  The foundation buying the PPS does not have as a statutory goal to block a takeover; and

  The PPS will be outstanding for a period of maximum 6 months (an EGM must be called to determine the continued use of such shares after this period).

Shareholder Proposals

Vote all shareholder proposals on a case-by-case basis.

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Vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Note that policies dealing with environmental and social themes are covered by their own dedicated policy, presented separately in this document.

Authority to Reduce Minimum Notice Period for Calling a Meeting

A recommendation to approve the “enabling” authority proposal would be on the basis that ISS would generally expect companies to call EGMs/GMs using a notice period of less than 21 days only in limited circumstances where a shorter notice period will be to the advantage of shareholders as a whole, for example, to keep a period of uncertainty about the future of the company to a minimum. This is particularly true of capital raising proposals or other price sensitive transactions. By definition, AGMs, being regular meetings of the company, should not merit a notice period of less than 21 days.

In a market where local legislation permits an EGM/GM to be called at no less than 14-day's notice, ISS will generally recommend in favor of a resolution to approve the enabling authority if the company discloses that the shorter notice period of between 20 and 14 days would not be used as a matter of routine for such meetings, but only when the flexibility is merited by the business of the meeting. Where the proposal(s) at a given EGM/GM is (are) not time-sensitive, such as the approval of incentive plans, ISS would not expect a company to invoke the shorter notice notwithstanding any prior approval of the enabling authority proposal by shareholders.

In evaluating an enabling authority proposal, ISS would first require that the company make a clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law, such as the provision of an electronic voting facility for shareholders. In addition, with the exception of the first AGM at which approval of the enabling authority is sought following implementation of the European Shareholder Rights Directive, when evaluating an enabling authority proposal ISS will take into consideration the company's use (if any) of shorter notice periods in the preceding year to ensure that such shorter notice periods were invoked solely in connection with genuinely time-sensitive matters. Where the company has not limited its use of the shorter notice periods to such time sensitive-matters and fails to provide a clear explanation for this, ISS will consider a vote against the enabling authority for the coming year.

Auditor Report Including Related Party Transactions (France)

ISS will review all auditor reports on related-party transactions and screen for and evaluate agreements with respect to the following issues:

  Director Remuneration (including Severance Packages and Pension Benefits)

  Consulting Services

  Liability Coverage

  Certain Business Transactions

In general, ISS expects companies to provide the following regarding related-party transactions:

  Adequate disclosure of terms under listed transactions (including individual details of any severance, consulting, or other remuneration agreements with directors and for any asset sales and/or acquisitions);

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  Sufficient justification on transactions that appear to be unrelated to operations and/or not in shareholders’ best interests;

  Fairness opinion (if applicable in special business transactions); and

  Any other relevant information that may affect or impair shareholder value, rights, and/or judgment.

In the event that the company fails to provide an annual report in a timely manner, generally at least 21 days prior to the meeting, ISS will recommend votes against these proposals.

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DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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2014 Americas Regional Proxy Voting Summary Guidelines

December 19, 2013

Institutional Shareholder Services Inc.

Copyright © 2013 by ISS

www.issgovernance.com

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ISS' 2014 Americas Regional Proxy Voting Summary Guidelines

Effective for Meetings on or after Feb. 1, 2014

Published Dec. 19, 2013

This document applies to all Latin American markets (excluding Brazil which has a separate market policy) as well as certain companies incorporated in "Tax Haven" markets. Tax Haven markets covered under this policy may include the following: Anguilla, Antigua/Barbuda, Bahamas, Barbados, Bermuda, Cayman Islands, Curacao, Liberia, Marshall Islands, Mauritius, Panama, UK Virgin Islands, and the US Virgin Islands. (Note that companies incorporated in these markets that are listed in the U.S. are generally evaluated under U.S. guidelines, except those considered Foreign Private Issuers (FPIs) by the SEC, and thus exempt from most listing and disclosure requirements, and are subject to guidelines based on minimal governance standards under ISS' FPI Policy or, otherwise, guidelines for the relevant regional or market policy.)

1. OPERATIONAL ITEMS	4
Financial Results/Director and Auditor Reports	4
Appointment of Auditors and Auditor Fees	4
Appointment of Internal Statutory Auditors	4
Allocation of Income	4
Amendments to Articles of Association	5
Change in Company Fiscal Term	5
Lower Disclosure Threshold for Stock Ownership	5
Amend Quorum Requirements	5
Transact Other Business	5

2. BOARD OF DIRECTORS	6
Director Elections	6
ISS Classification of Directors - Americas Regional Policy 2014	7
Contested Director Elections	8
Discharge of Directors	8
Director, Officer, and Auditor Indemnification and Liability Provisions	9
Board Structure	9

3. CAPITAL STRUCTURE	10
Share Issuance Requests	10
General Issuances	10
Specific Issuances	10
Increases in Authorized Capital	10
Reduction of Capital	10
Capital Structures	10
Preferred Stock	11
Debt Issuance Requests	11
Pledging of Assets for Debt	11
Increase in Borrowing Powers	11
Share Repurchase Plans	11
Reissuance of Repurchased Shares	12
Capitalization of Reserves for Bonus Issues/Increase in Par Value	12

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4. COMPENSATION	13
Compensation Plans	13
Director Compensation	13

5. OTHER ITEMS	14
Reorganizations/Restructurings	14
Mergers and Acquisitions	14
Mandatory Takeover Bid Waivers	14
Reincorporation Proposals	14
Expansion of Business Activities	14
Related-Party Transactions	15
Antitakeover Mechanisms	15
Shareholder Proposals	15

6. FOREIGN PRIVATE ISSUERS LISTED ON U.S. EXCHANGES	16

DISCLOSURE/DISCLAIMER	17

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1. OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

Vote for the approval of financial statements and director and auditor reports, unless:

  There are concerns about the accounts presented or audit procedures used; or

  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote for the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

  There are serious concerns about the procedures used by the auditor;

  There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

  External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company; and

  Fees for non-audit services exceed standard annual audit-related fees.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend against the auditor's (re)election. For concerns related to fees paid to the auditors, ISS may recommend against remuneration of auditors if this is a separate voting item; otherwise ISS may recommend against the auditor election.

Appointment of Internal Statutory Auditors

Vote for the appointment or (re)election of statutory auditors, unless:

  There are serious concerns about the statutory reports presented or the audit procedures used;

  Questions exist concerning any of the statutory auditors being appointed; or

  The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote for approval of the allocation of income, unless:

  The dividend payout ratio has been consistently below 30 percent without adequate explanation or in the absence of positive shareholder returns; or

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  The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote for most stock (scrip) dividend proposals.

Vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a case-by-case basis.

Change in Company Fiscal Term

Vote for resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

Transact Other Business

Vote against other business when it appears as a voting item.

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2. BOARD OF DIRECTORS

Director Elections

Vote for management nominees in the election of directors, unless:

  Adequate disclosure has not been provided in a timely manner;

  There are clear concerns over questionable finances or restatements;

  There have been questionable transactions with conflicts of interest;

  There are any records of abuses against minority shareholder interests; or

  The board fails to meet minimum corporate governance standards.

Vote for individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote on a case-by-case basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote against the election of directors at all companies if the name(s) of the nominee(s) is not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

  Failure to replace management as appropriate; or

  Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

For Foreign Private Issuers (FPIs), vote against non-independent nominees if:

  The board is less than majority independent;

  Non-independent nominees sit on any key committee(s); or

  The company lacks any formal key committee(s).

For FPIs, generally vote against directors nominated by slate ballot.

[Please see the ISS Americas Regional Classification of Directors on the following page.]

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ISS Classification of Directors - Americas Regional Policy 2014

Executive Director

  Employee or executive of the company;

  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

  Any director who is attested by the board to be a non-independent NED;

  Any director specifically designated as a representative of a significant shareholder of the company;

  Any director who is also an employee or executive of a significant shareholder of the company;

  Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;

  Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

  Government representative;

  Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

  Represents customer, supplier, creditor, banker, or other entity with which the company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

  Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

  Relative[1] of a current employee of the company or its affiliates;

  Relative[1] of a former executive of the company or its affiliates;

  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

  Founder/co-founder/member of founding family, but not currently an employee;

  Former executive (five-year cooling off period);

  Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]

  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

  No material[5] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

  Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

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[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

[4] For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom, Ireland, Hong Kong and Singapore, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

  Company performance relative to its peers;

  Strategy of the incumbents versus the dissidents;

  Independence of directors/nominees;

  Experience and skills of board candidates;

  Governance profile of the company;

  Evidence of management entrenchment;

  Responsiveness to shareholders;

  Whether a takeover offer has been rebuffed;

  Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Discharge of Directors

Generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:

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  A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

  Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

  Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets that do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

Board Structure

Vote for proposals to fix board size.

Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

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3. CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

Vote for issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a case-by-case basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

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Preferred Stock

Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a case-by-case basis.

Share Repurchase Plans

Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

  A repurchase limit of up to 10 percent of outstanding issued share capital;

  A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and

  A duration that does not exceed market practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests.

In such cases, the authority must comply with the following criteria:

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  A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and

  A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company's historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

  A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and

  A duration of no more than 18 months.

In addition, ISS will recommend against any proposal where:

  The repurchase can be used for takeover defenses;

  There is clear evidence of abuse;

  There is no safeguard against selective buybacks; and/or

  Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

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4. COMPENSATION

Compensation Plans

Vote compensation plans on a case-by-case basis.

Vote against a stock option plan, or an amendment to the plan, if:

  The maximum number of shares to be issued under the proposed plan is not disclosed; and/or

  The company has not disclosed any information regarding the key terms of the proposed stock option plan.

For FPIs, vote against a stock option plan, or an amendment to the plan, if:

  The total cost of the company’s equity plans is unreasonable;

  The plan expressly permits repricing;

  A pay-for-performance misalignment is found;

  The company’s three year burn rate exceeds the burn rate cap of its industry group;

  The plan has a liberal change-of-control definition; or

  The plan is a vehicle for problematic pay practices.

Where the design and disclosure levels of equity compensation plans are not comparable to those seen at U.S. companies, the plans will be evaluated according to the Americas Regional Proxy Voting Guidelines.

Director Compensation

Vote for proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a case-by-case basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a case-by-case basis.

Vote against proposals to introduce retirement benefits for non-executive directors.

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5. OTHER ITEMS

Reorganizations/Restructurings

Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Reincorporation Proposals

Vote reincorporation proposals on a case-by-case basis.

Expansion of Business Activities

Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

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Related-Party Transactions

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

  The parties on either side of the transaction;

  The nature of the asset to be transferred/service to be provided;

  The pricing of the transaction (and any associated professional valuation);

  The views of independent directors (where provided);

  The views of an independent financial adviser (where appointed);

  Whether any entities party to the transaction (including advisers) is conflicted; and

  The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

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6. Foreign Private Issuers Listed on U.S. Exchanges

Foreign private issuers ("FPIs") are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as FPIs, will be subject to the following policy:

Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS' Americas Regional Proxy Voting Guidelines.

All other voting items will be evaluated using the relevant ISS regional or market proxy voting guidelines.

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DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

ISS' 2014 Americas Regional Proxy Voting Summary Guidelines	- 17 -

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2014 Brazil Proxy Voting Guidelines

December 19, 2013

Institutional Shareholder Services Inc.

Copyright © 2013 by ISS

www.issgovernance.com

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ISS' 2014 Brazil Proxy Voting Guidelines

Effective for Meetings on or after Feb. 1, 2014

Published Dec. 19, 2013

1. OPERATIONAL ITEMS	4
Financial Results/Director and Statutory Reports	4
Appointment of Internal Statutory Auditors (Fiscal Council)	4
Allocation of Income	4
Amendments to Articles of Association	5
Change in Company Fiscal Term	5
Lower Disclosure Threshold for Stock Ownership	5
Amend Quorum Requirements	5

2. BOARD OF DIRECTORS	6
Director Elections	6
ISS Classification of Directors – Brazil Policy 2014	8
Contested Director Elections	9
Discharge of Directors	9
Director, Officer, and Auditor Indemnification and Liability Provisions	10
Board Structure	10

3. CAPITAL STRUCTURE	11
Share Issuance Requests	11
General Issuances	11
Specific Issuances	11
Increases in Authorized Capital	11
Reduction of Capital	11
Capital Structures	11
Preferred Stock	12
Debt Issuance Requests	12
Pledging of Assets for Debt	12
Increase in Borrowing Powers	12
Share Repurchase Plans	12
Reissuance of Repurchased Shares	13
Capitalization of Reserves for Bonus Issues/Increase in Par Value	13

4. COMPENSATION	14
Management Compensation	14
Compensation Plans	14

5. OTHER ITEMS	15
Reorganizations/Restructurings	15
Mergers and Acquisitions	15
Appointment of Independent Auditors	15
Mandatory Takeover Bid Waivers	15
Reincorporation Proposals	16
Expansion of Business Activities	16
Related-Party Transactions	16

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Antitakeover Mechanisms	16
Shareholder Proposals	17

DISCLOSURE/DISCLAIMER	18

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1. OPERATIONAL ITEMS

Financial Results/Director and Statutory Reports

Vote for approval of financial statements and statutory reports, unless:

  There are concerns about the accounts presented or audit procedures used;

  The external auditor expresses no opinion or qualified opinion over the financial statements; or

  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

ISS will note whenever fees for non-audit services exceed standard annual audit-related fees. However, Brazilian companies are not required to present the ratification of external auditors to a shareholder vote, and the establishment of an audit committee is not mandatory. (Brazilian regulations allow external auditors to serve for a five-year term, or a 10-year term if the company establishes an audit committee.) Consequently, excessive non-audit fees will generally not result in adverse vote recommendations.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

Appointment of Internal Statutory Auditors (Fiscal Council)

Vote for the appointment or (re)election of statutory auditors, unless:

  The name of the management nominee(s) is not disclosed in a timely manner prior to the meeting;

  There are serious concerns about the statutory reports presented or the audit procedures used;

  Questions exist concerning any of the statutory auditors being appointed; or

  The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Brazilian companies are generally required to distribute at least 25 percent of adjusted net income as dividends to shareholders. Brazilian law also considers interest-on-capital-stock payments as dividends.

Vote for approval of the allocation of income, unless:

  The dividend payout ratio has been consistently below 30 percent without adequate explanation or in the absence of adequate total shareholder returns; or

  The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

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Vote for most stock (scrip) dividend proposals.

Vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a case-by-case basis.

Note that Brazilian companies frequently seek shareholder approval to ratify even non-material changes in share capital.

Change in Company Fiscal Term

Vote for resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

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2. BOARD OF DIRECTORS

Director Elections

The best practice code of the Brazilian Institute of Corporate Governance (IBGC) recommends that boards be at least majority independent. This recommendation has become increasingly pertinent as the free float of Brazilian companies continues to grow. Nonetheless, majority-independent boards remain very rare in Brazil.

Companies that are part of the Novo Mercado and Nivel 2 listing segments of the Sao Paulo Stock Exchange (BM&FBovespa) are required to maintain a minimum of 20-percent board independence. BM&FBovespa regulations also allow companies to round down the required number of independent directors. Companies that are part of the Nivel 1 listing segment and non-differentiated ("traditional") companies are not subject to a minimum requirement.

Institutional investors largely believe that the aforementioned board independence requirements are presently inadequate, in light of the current free float and average board independence of companies in the differentiated listing segments. Moreover, the BM&FBovespa itself has sought to raise its minimum independence requirements, though issuers belonging to the voluntary listing segments voted down a proposal to do so in 2010.

ISS' benchmark board independence policy specifies that the boards of issuers belonging to the Novo Mercado and Nivel 2, the country's highest levels of corporate governance, must be at least 30-percent independent, consistent with proportional board representation best practices and the growing expectations of institutional investors.

Very few companies present unbundled director election proposals. While directors nominated by a controlling shareholder must be disclosed 15 days prior to the meeting date, minority shareholders may present the names of their nominees up to the time of the meeting. These rules were designed to minimize restrictions on minority shareholders, but end up having a negative impact on international investors, who must often submit voting instructions in the absence of complete nominee information.

Vote for the bundled election of directors, unless:

  Adequate disclosure of management nominees has not been provided in a timely manner;

  There are clear concerns over questionable finances or restatements;

  There have been questionable transactions with conflicts of interest;

  There are any records of abuses against minority shareholder interests; or

  The board fails to meet minimum corporate governance standards.

Vote against the bundled election of directors if the post-election board at Novo Mercado and Nivel 2 companies is not at least 30-percent independent.

Vote against the bundled election of directors if the names of the management nominees are not disclosed in a timely manner prior to the meeting.

Vote against the election of directors nominated by non-controlling shareholders presented as a separate voting item if the nominee names are not disclosed in a timely manner prior to the meeting.

Vote for individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote on a case-by-case basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

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Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

  Failure to replace management as appropriate; or

  Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

[Please see the ISS Classification of Directors-Brazil Policy on the following page.]

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ISS Classification of Directors – Brazil Policy 2014

Executive Director

  Employee or executive of the company;

  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

  Any director who is attested by the board to be a non-independent NED;

  Any director specifically designated as a representative of a significant shareholder of the company;

  Any director who is also an employee or executive of a significant shareholder of the company;

  Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;

  Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

  Government representative;

  Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

  Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

  Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

  Relative[1] of a current employee of the company or its affiliates;

  Relative[1] of a former executive of the company or its affiliates;

  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

  Founder/co-founder/member of founding family but not currently an employee;

  Former executive (five-year cooling off period);

  Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]

  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

  No material[5] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

  Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

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[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

[4] For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom, Ireland, Hong Kong and Singapore, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

  Company performance relative to its peers;

  Strategy of the incumbents versus the dissidents;

  Independence of directors/nominees;

  Experience and skills of board candidates;

  Governance profile of the company;

  Evidence of management entrenchment;

  Responsiveness to shareholders;

  Whether a takeover offer has been rebuffed;

  Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Discharge of Directors

Generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:

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  A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

  Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

  Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets that do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

Board Structure

Vote for proposals to fix board size.

Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

Vote against proposals to increase board terms.

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3. CAPITAL STRUCTURE

Brazilian companies frequently seek shareholder approval to ratify even non-material changes in share capital through the approval of article amendments. However, Brazilian regulations also allow the board to issue shares up to the authorized capital limit, without additional shareholder approval, as long as such a provision is included in the company's bylaws.

Share Issuance Requests

General Issuances

Vote for issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a case-by-case basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

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Preferred Stock

Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a case-by-case basis.

Share Repurchase Plans

Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

  A repurchase limit of up to 10 percent of outstanding issued share capital; and

  A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”).

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests.

In addition, ISS will recommend against any proposal where:

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  The repurchase can be used for takeover defenses;

  There is clear evidence of abuse;

  There is no safeguard against selective buybacks; and/or

  Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

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4. COMPENSATION

Shareholders are asked to approve the aggregate remuneration of directors and executive officers at Brazilian annual general meetings in a binding vote. The company's board of directors then decides how to allocate this aggregate remuneration figure among different individuals. The aggregate remuneration figure approved by shareholders should be inclusive of the variable remuneration that directors and executive officers may receive.

The Brazilian Securities Regulator (CVM) requires companies to disclose the average and maximum total compensation of their highest paid director and executive officer. However, a number of issuers have opted not to comply with the CVM's requirement based on a federal injunction filed in 2010 by the Brazilian Institute of Finance Executives (IBEF).

Management Compensation

Generally vote for management compensation proposals that are presented in a timely manner and include all disclosure elements required by the Brazilian Securities Regulator (CVM).

Vote against management compensation proposals when:

  The company fails to present a detailed remuneration proposal or the proposal lacks clarity; or

  The company does not disclose the total remuneration of its highest-paid executive; or

  The figure provided by the company for the total compensation of its highest-paid administrator is not inclusive of all elements of the executive's pay.

Compensation Plans

In Brazil, equity-based compensation plans were rarely submitted to shareholder approval prior to 2006. Since the publication of Instruction 481 by the Brazilian Securities Regulator (CVM) in 2010, companies are required to publish all facts relevant to such plans at least 15 days prior to the meeting date. According to this regulation, Brazilian companies should, at a minimum, disclose detailed information regarding potential dilution, exercise prices, vesting features, and performance criteria.

ISS will generally support reasonable equity pay plans that encourage long-term commitment and ownership by its recipients without posing significant risks to shareholder value. Practically all of the plans presented since the implementation of the 2010 CVM guidelines have included reasonable dilution limits and adequate vesting conditions. Performance criteria, meanwhile, are rarely disclosed. ISS' assessments of these plans have generally hinged on the presence of discounted exercise prices (which are common in Brazil), particularly in the absence of specific performance criteria.

Vote against a stock option plan, or an amendment to the plan, if:

  The plan lacks a minimum vesting cycle of three years; and/or

  The plan permits options to be issued with an exercise price at a discount to the current market price, in the absence of explicitly stated, challenging performance hurdles related to the company's historical financial performance or the industry benchmarks; and/or

  The maximum dilution exceeds ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods, as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value; and/or

  Directors eligible to receive options under the scheme are involved in the administration of the plan.

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5. OTHER ITEMS

Reorganizations/Restructurings

Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information upon request to make an informed voting decision.

Appointment of Independent Auditors

Vote for the election of auditors to conduct valuation of proposed transactions, unless:

  Name of the proposed auditors has not been published;

  There are serious concerns about the procedures used by the auditor;

  There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position; or

  External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

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Reincorporation Proposals

Vote reincorporation proposals on a case-by-case basis.

Expansion of Business Activities

Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

  The parties on either side of the transaction;

  The nature of the asset to be transferred/service to be provided;

  The pricing of the transaction (and any associated professional valuation);

  The views of independent directors (where provided);

  The views of an independent financial adviser (where appointed);

  Whether any entities party to the transaction (including advisers) is conflicted; and

  The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

Mandatory Bid Provisions (sometimes referred to as poison pills in Brazil), are the antitakeover provisions most commonly used by these companies.

The ownership triggers for these mandatory bids typically range between 15-35 percent, and some include onerous minimum price provisions. The BM&FBovespa attempted in late 2010 to require all issuers in the Novo Mercado to adopt a mandatory bid provision with a 30-percent trigger, though the measure was voted down by issuers (since the Novo Mercado is a voluntary listing segment).

A few companies also include voting caps in their bylaws, though issuers in the differentiated listing segments may not have a voting cap below 5 percent.

Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Vote for mandatory bid provisions that are structured in line with the recommendations of the Sao Paulo Stock Exchange's Novo Mercado listing segment:

  Ownership trigger of 30 percent or higher; and

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  Reasonable pricing provisions.

Shareholder Proposals

Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

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DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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2014 South Africa Proxy Voting Guidelines

December 19, 2013

Institutional Shareholder Services Inc.

Copyright © 2013 by ISS

www.issgovernance.com

ISS' 2014 South Africa Proxy Voting Guidelines

Effective for Meetings on or after Feb. 1, 2014

Published Dec. 19, 2013

Overview	3
Annual financial statements	4
Auditors' reappointment and remuneration	5
Director elections	6
Audit committee elections	8
Share issuance authorities	9
Share buyback authorities	10
Fees for non-executive directors	11
Financial assistance to related or inter-related companies	12
Authority to ratify and execute approved resolutions	13
Approval of remuneration policy	14
New equity incentive scheme or amendment to existing schemes	15
New memorandum of incorporation (MOI)/amendments to the MOI	16
Black Economic Empowerment (BEE) transactions	17
Social and ethics committee elections	18
Social and ethics committee report	19
Disclosure/Disclaimer	20

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Overview

South African company law and regulatory requirements determine the proposals which need to be presented to shareholders for approval. Of particular importance are the Companies Act 2008 (referred to as "CA" throughout this document), the Johannesburg Stock Exchange (JSE) Listings Requirements (referred to as "LR") and the King Code and Report on Governance for South Africa 2009 ("King III").

Legal and regulatory requirements are typically enshrined in a company's memorandum of incorporation ("MOI"), which is the constitutional document covering the governance of the company.

At the typical AGM, shareholders will be asked to approve the following:

  Receipt of annual financial statements

  Auditors' reappointment and remuneration

  Election of directors

  Election of audit committee members

  Share issuance authorities

  Share buyback authorities

  Approval of director fees

  Financial assistance to related or inter-related companies

  Authority to ratify and execute approved resolutions

  Approval of remuneration policy.

Non-routine items that are also often seen on South African agendas and require shareholder approval include:

  Approval of new equity incentive schemes or amendments to existing schemes

  Amendments to the MOI

  Black Economic Empowerment (BEE) transactions

  Social and ethics committee elections

  Social and ethics committee report

Policies in this document are presented in an order consistent with a typical South African AGM agenda.

This document outlines the ISS policy on the above resolutions. For proposals which typically appear on an infrequent basis at South African meetings, and which are not covered in this document, ISS will refer to the EMEA Regional Policy as a framework for analysis.

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Annual financial statements

Local requirements

Companies must submit their annual financial statements, including the reports of the auditors and the directors, to shareholders (CA s30). Although a large majority of South African companies submit their annual financial statements to a shareholder vote, this is not mandated by law. Some companies simply present the statements to the AGM without a formal vote. The JSE requires that annual financial statements and the AGM notice are sent to shareholders at least 15 business days before the AGM (LR s3.19).

ISS policy

Vote for approval of the financial statements and director and auditor reports, unless:

  There are concerns about the accounts presented or audit procedures used; or

  The company is not responsive to shareholder questions about specific items that should be disclosed publicly.

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Auditors' reappointment and remuneration

Local requirements

A public company must appoint an auditor at each AGM (CA s90). The retiring auditor can be automatically reappointed without any resolution being passed, but most companies include an appropriate agenda item. Some companies also seek separate shareholder approval for the remuneration paid to the auditors.

ISS policy

Vote for the re-election of auditors and/or proposals regarding auditor remuneration, unless:

  There are serious concerns about the accounts presented or the audit procedures used;

  The auditors are being changed without explanation; or

  Non-audit related fees are substantial or are routinely in excess of standard audit-related fees.

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Director elections

Local requirements

The appointment of a new director must be confirmed by shareholders at the next AGM (LR schedule 10, para 10.16(c)). Furthermore, at least one-third of non-executive directors (NEDs) must retire by rotation at each AGM (LR schedule 10, para 10.16(g)), although at some companies retirement by rotation provisions extend to executive directors. Each director must be categorised as either executive, non-executive or independent (LR s3.84(f)).

ISS policy

Vote for the re-election of directors, unless:

  Adequate disclosure has not been provided in a timely manner;

  There are clear concerns over questionable finances or restatements, questionable transactions with conflicts of interest or records of abuses against minority shareholder interests;

  The board fails to meet minimum governance standards;

  There are specific concerns about the individual nominee, such as criminal wrongdoing or breach of fiduciary responsibilities;

  Repeated absences (less than 75 percent attendance) at board meetings have not been explained;

  Elections are bundled;

  The director is an executive who serves on one of the key board committees (audit, remuneration, nominations);

  The director combines the roles of chairman and CEO and the company has not provided an adequate explanation;

  The director is a former CEO who has been appointed as chairman;

  The director is a non-independent NED who serves on the audit committee (unless there is a separate AGM proposal specifically covering his/her election as an audit committee member);

  The director is a non-independent NED who serves on the remuneration or nomination committee and there is no majority of independent NEDs on the committee. However, such a consideration should take into account the potential implications for the board's Black Economic Empowerment (BEE) credentials;

  The director is a non-independent NED and the majority of NEDs on the board are not independent. However, such a consideration should take into account the potential implications for the board's BEE credentials; or

  Under extraordinary circumstances, there is evidence of egregious actions related to the director’s service on other boards that raise substantial doubts about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Proposals to re-elect alternate directors will take into account the vote recommendation that applies for the director for whom they serve as an alternate. In addition, the specific nature of the alternate role will be considered, for example whether or not the individual serves as a genuine alternate (i.e. only attending board and committee meetings in the absence of a particular director) or appears to have a broader board position.

ISS policy: definition of a non-independent NED

  Any director who is attested by the board to be a non-independent NED;

  Any director specifically designated as a representative of a significant shareholder of the company;

  Any director who is also an employee or executive of a significant shareholder of the company;

  Beneficial owner (direct or indirect) of at least 5 percent of the company's shares, either in economic terms or in voting rights;

  Government representative;

  Currently provides (or a related person provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of ZAR 100,000 per year. In line with King III, there should be a three-year cooling-off period for individuals appointed as the designated auditor/partner in the external audit firm or as a senior legal adviser to the company;

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  Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test, which indicates materiality if the company makes or receives annual payments exceeding the greater of ZAR 2 million or 5 percent of the recipient's gross revenues);

  Any director who has cross-directorships with executive directors of the company;

  Relative (immediate family member) of current or former executive of the company or its affiliates. King III specifies a three-year cooling-off period;

  A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);

  Founder/co-founder/member of founding family but not currently an employee;

  Former executive (five-year cooling off period); or

  Any director who receives any form of performance-related remuneration.

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Audit committee elections

Local requirements

Companies (other than those covered by the Banks Act) must establish an audit committee of at least three members, which must be elected by shareholders at the AGM (CA s94).

ISS policy

Vote for the re-election of the audit committee and/or audit committee members, unless:

  The committee includes one or more non-independent NEDs;

  The audit committee member is a non-independent NED; or

  There are serious concerns about the accounts presented, the audit procedures used, or some other feature for which the audit committee has responsibility.

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Share issuance authorities

Local requirements

In line with the provisions of its MOI, a company will typically seek a general authority to issue shares (sometimes referred to as "placing shares under the control of the directors"). This authority can be used to issue shares on a non-preemptive basis. The JSE has separate rules governing the issue of shares for cash. The Listings Requirements allow companies to request a general authority to issue shares for cash up to a maximum of 15 percent of the issued share capital on a non-pre emptive basis, subject to approval by shareholders (LR s3.32, s5.52). The JSE specifies that a general authority to issue shares for cash requires 75 percent support.

Preference shares are reasonably common in South Africa, and some companies routinely seek separate authorities to issue new preference shares.

ISS policy

Vote for a general authority to place authorised but unissued ordinary shares under the control of the directors, unless:

  The authority is over a number of shares equivalent to more than 10 percent of the current issued share capital;

  The authority would allow shares to be used for share incentive scheme purposes and the underlying scheme(s) raises concern; or

  The company used the authority during the previous year in a manner deemed not be in shareholders' best interests.

Vote for a general authority to issue ordinary shares for cash, unless:

  The authority is over a number of shares equivalent to more than 10 percent of the current issued share capital; or

  The company used the authority during the previous year in a manner deemed not to be in shareholders' interests.

Vote for a general authority to issue preference shares, unless:

  Following the issue, preference shares would comprise greater than 50 percent of the company's issued share capital; or

  The terms of the preference shares would adversely affect the rights of existing shareholders.

The issue of shares pursuant to a specific transaction will be considered on a case-by-case basis, depending on the merits of the underlying deal.

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Share buyback authorities

Local requirements

Companies are allowed to acquire their own shares (CA s48). The JSE specifies a number of conditions in relation to share buybacks, one of which is that general authorities are permitted up to 20 percent of the issued share capital in any one financial year (LR s5.68). Further, general authorities require the approval of shareholders by way of a special resolution (LR s5.72).

ISS policy

Vote for a general share buyback authority, unless:

  The company wishes to repurchase more than 20 percent of its issued share capital over the year;

  The repurchase can be used for takeover defenses; or

  There is clear evidence of abuse.

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Fees for non-executive directors

Local requirements

The remuneration paid to directors for their services as directors can only be paid in accordance with a special resolution approved by shareholders within the previous two years (CA s66). (This relates to the fees payable to directors, not the remuneration which an executive director will receive as an employee of the company, and therefore in practice concerns the fees paid to non-executives.) Companies either seek approval for these fees under one resolution, or provide separate resolutions for each different type of fee.

ISS policy

Vote for the fees payable to non-executive directors, unless:

  The proposed fees are excessive, relative to similarly-sized companies in the same sector.

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Financial assistance to related or inter-related companies

Local requirements

Under the Companies Act, companies are required to seek shareholder approval in advance of providing certain forms of financial assistance (e.g. loans or loan guarantees) (CA s44, s45). Approval is required for assistance provided to (a) related or inter-related companies (e.g. a subsidiary), (b) directors or prescribed officers (i.e. senior executives who are not directors), (c) for the purpose of subscribing for any options or securities issued by the company or by a related or inter-related company, or (d) for the purpose of purchasing any securities of the company or a related or inter-related company.

ISS policy

Vote for a general authority to provide financial assistance, unless:

  As part of the authority, the company requests a general authority to provide financial assistance to directors, and this is not limited to participation in share incentive schemes; and/or

  As part of the authority, the company seeks approval to provide financial assistance "to any person."

Evidence that the company has used a previous authority in a manner deemed not to be in shareholders' interests would warrant further review and analysis.

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Authority to ratify and execute approved resolutions

Local requirements

Many companies seek the approval of shareholders for a formal authority allowing the directors (and/or the company secretary) to sign all the necessary documents and do everything required to put into effect the resolutions approved at the general meeting.

ISS policy

Vote for the authority to ratify and execute approved resolutions, unless:

  Opposition is recommended to all other items on the agenda.

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Approval of remuneration policy

Local requirements

The King III report recommends that companies provide shareholders with an annual non-binding vote on the remuneration policy (principle 2.27). The vote has advisory status in respect of the remuneration policy and specific pay packages.

ISS policy

ISS evaluates management proposals seeking ratification of a company's remuneration policy on a case-by-case basis. When judging remuneration policies, ISS generally recommends a vote against if the level of disclosure of the policy and/or its application is below what is required for shareholders to make an informed judgment on the policy. In the event of satisfactory disclosure, ISS recommends a vote for the approval of the executive remuneration policy unless TWO or more of the following issues apply (NB it may be appropriate to vote against on ONE issue if it has been identified as particularly serious):

  Large increases in fixed remuneration have been implemented which have not been adequately explained.

  The company has made bonus payments but these have not been clearly linked to performance (including guaranteed bonuses or transaction bonuses).

  The company operates long-term incentive schemes (including matching shares) which do not have performance conditions attached for all or a substantial proportion of awards.

  The vesting period for long-term incentive schemes is set at less than three years.

  Long-term schemes include an element of retesting.

  Options can be granted at a discount to market value.

  The potential dilution under share incentive schemes is deemed excessive, and there are no mitigating circumstances (e.g. stringent performance measures)

  The company has made ex-gratia payments or one-off special awards to executives during the year which have not been adequately explained.

  Discretion has been used during the year in a manner not considered consistent with shareholder interests.

  The policy or the application of the policy is in any way not considered aligned with shareholder interests.

In circumstances where a company has demonstrated a significant shift in the right direction, it may be appropriate for ISS to support the remuneration policy resolution, notwithstanding the presence of some historical issues of concern.

Failure to propose a resolution on executive remuneration for shareholder approval may lead to an adverse vote recommendation on another AGM item, for example the re-election of the chairman of the remuneration committee.

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New equity incentive scheme or amendment to existing schemes

Local requirements

Share incentive schemes which involve the issue of new shares must be approved by shareholders via a resolution requiring 75 percent support (LR schedule 14). Certain provisions in existing schemes cannot be altered without shareholder approval.

ISS policy

ISS evaluates management proposals seeking approval for a share incentive scheme on a case-by-case basis. When judging such items, ISS will generally recommend a vote against if the level of disclosure on the proposal is below what is required for shareholders to make an informed judgment on the scheme. In the event of satisfactory disclosure, ISS will recommend a vote for the proposal unless ONE or more of the following apply:

  Performance conditions do not apply, have not been disclosed or are not considered sufficiently challenging or relevant.

  Performance conditions can be retested.

  Performance is measured over a period shorter than three years.

  The plan allows for option repricing or issue of options at a discount or backdating of options.

  The potential dilution is deemed excessive, and there are no mitigating circumstances (e.g. stringent performance measures).

  The scheme provides for potentially excessive individual reward or has no caps on individual participation.

  NEDs can participate in the scheme.

  The scheme is in any way not considered aligned with shareholder interests.

Proposals to amend a scheme will involve an assessment of the nature of the amendment.

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New memorandum of incorporation (MOI)/amendments to the MOI

Local requirements

Shareholder approval is required for a new MOI or amendments to the existing MOI (CA s16). The Listings Requirements include detailed guidance on what should be included within an MOI (schedule 10).

ISS policy

Vote on a new MOI or on amendments to the MOI on a case-by-case basis, depending on the impact on shareholder rights.

ISS will normally recommend a vote against an MOI which limits retirement by rotation to non-executive directors only.

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Black Economic Empowerment (BEE) transactions

Local requirements

BEE transactions often involve the issue of new shares to specific partners or the provision of financial assistance and, as such, require shareholder approval. The precise nature of the transaction can vary significantly from company to company.

ISS policy

Vote on BEE transactions on a case-by-case basis. Factors considered include the overall dilutive impact, the structure of the transaction and the identity of the company's chosen BEE partners. Proposals which are genuinely broad-based are more appealing than those which stand to benefit a narrow group of investors, as are those which have a long-term timeframe.

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Social and ethics committee elections

Local requirements

The Companies Act includes provisions envisaging that companies form a social and ethics committee (CA s72). Further legislation – in the form of the Companies Regulations 2011 – specifies that these committees must include at least three directors or prescribed officers, at least one of whom must be a director who is not involved in day-to-day management (s43). There is no requirement for shareholders to vote on the members of the committee, but a small minority of companies include these elections on the AGM agenda.

ISS policy

Vote for the re-election of the social and ethics committee and/or social and ethics committee members, unless:

  The committee does not satisfy the minimum guidelines for membership, as set out in South African company law; or

  Serious concerns have been raised with the work of the committee during the year.

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Social and ethics committee report

Local requirements

The Companies Regulations 2011 require the social and ethics committee to report, through one of its members, to the shareholders at the AGM on the matters within its mandate (s 43). There is no requirement for shareholders to vote on this report, but a small minority of companies include this as a voting item on the AGM agenda.

ISS policy

Vote for the report of the social and ethics committee, unless:

  The report does not include details of how the committee has undertaken the functions prescribed to it by South African company law; or

  Serious concerns have been raised with the work of the committee during the year.

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Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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2014 EMEA Regional Proxy Voting Summary Guidelines

December 19, 2013

Institutional Shareholder Services Inc.

Copyright © 2013 by ISS

www.issgovernance.com

ISS' 2014 EMEA Regional Proxy Voting Summary Guidelines

Effective for Meetings on or after Feb. 1, 2014

Published December 19, 2013

The following is a condensed version of the proxy voting recommendations contained in ISS’ EMEA Regional Proxy Voting Manual. Note that these guidelines cover all markets in Europe, the Middle East, and Africa (EMEA) that are not covered under a separate market-specific or region-specific ISS policy. Therefore, markets covered by this document exclude UK, Ireland, Russia, Kazakhstan, and South Africa, and all markets that are covered under ISS’ European Policy.

1. OPERATIONAL ITEMS	4
Financial Results/Director and Auditor Reports	4
Appointment of Auditors and Auditor Fees	4
Appointment of Internal Statutory Auditors	4
Allocation of Income	4
Stock (Scrip) Dividend Alternative	5
Amendments to Articles of Association	5
Change in Company Fiscal Term	5
Lower Disclosure Threshold for Stock Ownership	5
Amend Quorum Requirements	5
Transact Other Business	5

2. BOARD OF DIRECTORS	6
Director Elections	6
ISS Classification of Directors – EMEA Regional Policy 2014	7
Contested Director Elections	8
Discharge of Directors	8
Director, Officer, and Auditor Indemnification and Liability Provisions	9
Board Structure	9

3. CAPITAL STRUCTURE	10
Share Issuance Requests	10
General Issuances	10
Specific Issuances	10
Increases in Authorized Capital	10
Reduction of Capital	10
Capital Structures	10
Preferred Stock	11
Debt Issuance Requests	11
Pledging of Assets for Debt	11
Increase in Borrowing Powers	11
Share Repurchase Plans	11
Reissuance of Repurchased Shares	12
Capitalization of	12

4. COMPENSATION	13
Compensation Plans	13
Director Compensation	13

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5. OTHER ITEMS	14
Reorganizations/Restructurings	14
Mergers and Acquisitions	14
Mandatory Takeover Bid Waivers	14
Reincorporation Proposals	14
Expansion of Business Activities	14
Related-Party Transactions	15
Antitakeover Mechanisms	15
Shareholder Proposals	15

SOCIAL/ENVIRONMENTAL ISSUES	16
Global Approach	16

6. FOREIGN PRIVATE ISSUERS LISTED ON U.S. EXCHANGES	17

DISCLOSURE/DISCLAIMER	18

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1. OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

Vote for the approval of financial statements and director and auditor reports, unless:

  There are concerns about the accounts presented or audit procedures used; or

  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote for the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

  There are serious concerns about the procedures used by the auditor;

  There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

  External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

  The name(s) of the proposed auditors has not been published;

  The auditors are being changed without explanation; or

  Fees for non-audit services exceed standard annual audit-related fees (only applies to companies on the MSCI EAFE index and/or listed on any country main index).

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend against the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend against remuneration of auditors if this is a separate voting item; otherwise, ISS may recommend against the auditor election.

Appointment of Internal Statutory Auditors

Vote for the appointment or (re)election of statutory auditors, unless:

  There are serious concerns about the statutory reports presented or the audit procedures used;

  Questions exist concerning any of the statutory auditors being appointed; or

  The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote for approval of the allocation of income, unless:

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  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

  The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote for most stock (scrip) dividend proposals.

Vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a case-by-case basis.

Change in Company Fiscal Term

Vote for resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

Transact Other Business

Vote against other business when it appears as a voting item.

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2. BOARD OF DIRECTORS

Director Elections

Vote for management nominees in the election of directors, unless:

  Adequate disclosure has not been provided in a timely manner;

  There are clear concerns over questionable finances or restatements;

  There have been questionable transactions with conflicts of interest;

  There are any records of abuses against minority shareholder interests; or

  The board fails to meet minimum corporate governance standards.

Vote for individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote against individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a case-by-case basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote for employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote against employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote against the election of directors at all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

Grace period: Vote for the election of directors at all Polish companies and non-index Turkish companies in 2013 even if nominee names are not disclosed in a timely manner prior to the meeting, but include cautionary language. Beginning in 2014, vote against the election of directors at all Polish companies and non-index Turkish companies if nominee names are not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

  Failure to replace management as appropriate; or

  Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

[Please see the ISS EMEA Regional Classification of Directors on the following page.]

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ISS Classification of Directors – EMEA Regional Policy 2014

Executive Director

  Employee or executive of the company;

  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

  Any director who is attested by the board to be a non-independent NED;

  Any director specifically designated as a representative of a significant shareholder of the company;

  Any director who is also an employee or executive of a significant shareholder of the company;

  Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;

  Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

  Government representative;

  Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

  Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

  Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

  Relative[1] of a current or former executive of the company or its affiliates;

  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

  Founder/co-founder/member of founding family but not currently an employee;

  Former executive (five-year cooling off period);

  Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]

  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

  No material[5] connection, either directly or indirectly, to the company (other than a board seat) or a significant shareholder.

Employee Representative

  Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

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[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

[4] For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom, Ireland, Hong Kong, and Singapore, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his/her long tenure.

[5] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

  Company performance relative to its peers;

  Strategy of the incumbents versus the dissidents;

  Independence of directors/nominees;

  Experience and skills of board candidates;

  Governance profile of the company;

  Evidence of management entrenchment;

  Responsiveness to shareholders;

  Whether a takeover offer has been rebuffed;

  Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Discharge of Directors

Generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:

  A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

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  Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

  Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets that do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), investors may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

Board Structure

Vote for proposals to fix board size.

Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

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3. CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

Vote for issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a case-by-case basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super-voting shares.

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Preferred Stock

Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a case-by-case basis.

Share Repurchase Plans

Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

  A repurchase limit of up to 10 percent of outstanding issued share capital (15 percent in U.K./Ireland);

  A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and

  A duration of no more than five years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests. In such cases, the authority must comply with the following criteria:

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  A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and

  A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, evaluate the proposal based on the company's historical practice. However, companies should disclose such limits and, in the future, a vote against may be warranted at companies that fail to do so. In such cases, the authority must comply with the following criteria:

  A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and

  A duration of no more than 18 months.

In addition, vote against any proposal where:

  The repurchase can be used for takeover defenses;

  There is clear evidence of abuse;

  There is no safeguard against selective buybacks; and/or

  Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

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4. COMPENSATION

Compensation Plans

Vote compensation plans on a case-by-case basis.

Director Compensation

Vote for proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a case-by-case basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a case-by-case basis.

Vote against proposals to introduce retirement benefits for non-executive directors.

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5. OTHER ITEMS

Reorganizations/Restructurings

Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Reincorporation Proposals

Vote reincorporation proposals on a case-by-case basis.

Expansion of Business Activities

Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

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Related-Party Transactions

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

  The parties on either side of the transaction;

  The nature of the asset to be transferred/service to be provided;

  The pricing of the transaction (and any associated professional valuation);

  The views of independent directors (where provided);

  The views of an independent financial adviser (where appointed);

  Whether any entities party to the transaction (including advisers) is conflicted; and

  The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

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Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

  Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

  If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

  If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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6. Foreign Private Issuers Listed on U.S. Exchanges

Foreign private issuers ("FPIs") are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as FPIs, will be subject to the following policy:

Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS' EMEA Regional Proxy Voting Guidelines.

All other voting items will be evaluated using the relevant ISS regional or market proxy voting guidelines.

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DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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2014 Hong Kong Proxy Voting Guidelines

December 19, 2013

Institutional Shareholder Services Inc.

Copyright © 2013 by ISS

www.issgovernance.com

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ISS' 2014 Hong Kong Proxy Voting Guidelines

Effective for Meetings on or after Feb. 1, 2014

Published December 19, 2013

OVERVIEW	3

OPERATIONAL ITEMS	4
Approval of Financial Statements and Statutory Reports	4
Dividend Distribution	4

BOARD OF DIRECTORS	5
Election of Directors	5
Director Tenure	6
Voting for Director Nominees in Contested Elections	6

BOARD OF SUPERVISORS	7
Election of Supervisors	7

REMUNERATION	8
Director Fees	8
Compensation Plans	8

AUDIT	9

SHARE ISSUANCE REQUESTS	10
General Issuance Mandate	10
Share Repurchase Plans (Repurchase Mandate)	10
Reissuance of Shares Repurchased (Share Reissuance Mandate)	11

RELATED-PARTY TRANSACTIONS	12
Group Finance Companies	12

CAPITAL	13
Debt Issuance Requests	13
Pledging of Assets for Debt	14
Increase in Borrowing Powers	14
Loan Guarantee Requests	14

MERGERS & ACQUISITIONS	16

SOCIAL/ENVIRONMENTAL ISSUES	17

DISCLOSURE/DISCLAIMER	18

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Overview

Hong Kong companies are required to present the summary of their financial reports within four months after the end of the financial year. Public companies must hold their annual general meeting (AGM) within a period of 15 months from the last convened AGM. The following resolutions are commonly seen at a shareholder meeting:

  Approval of financial statements and statutory reports;

  Dividend distribution;

  Election of directors;

  Approval of remuneration of directors;

  Election of supervisors;

  Auditor appointment and approval of auditor remuneration;

  Capital raising request

  Compensation proposals.

Other items that may be submitted for shareholder approval include:

  Related-party transactions;

  Amendments to articles of associations;

  Debt issuance requests;

  Provision of guarantees;

  Mergers and acquisition.

Policies in this document are presented in the order that generally appears on the ballot.

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Operational Items

Approval of Financial Statements and Statutory Reports

Vote for approval of financial statements and director and auditor reports, unless:

  There are concerns about the accounts presented or audit procedures used; or

  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Dividend Distribution

Vote for approval of the allocation of income, unless:

  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

  The payout is excessive given the company's financial position

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Board of Directors

The SEHK listing rules now require that at least three independent non-executive directors be appointed to boards of listed companies or at least one-third of the board be independent, whichever is higher. Companies are likewise required to form audit committees composed entirely of non-executive directors, a majority of whom, including the chairman, must be independent. The committee must have at least one independent director with appropriate professional qualifications or accounting or related financial management expertise. The establishment of a remuneration committee is also required in Hong Kong, and the committee must be majority independent, including the chairman. Insiders are allowed to serve on the remuneration committee so long as the committee is majority independnet. Companies listed in Hong Kong must also establish a nomination committee, or explain the reasons of noncompliance. The nomination committee must comprise a majority of independent directors, and must be chaired by either an independent director or the chairman of the board.

Election of Directors

ISS typically recommends a vote for the re/election of directors, unless:

•     The nominee is classified by the company as independent, but fails to meet the ISS criteria for independence;

•     The nominee has been a partner of the company's auditor within the last three years, and serves on the audit committee;

•     The nominee has attended less than 75 percent of board and key committee meetings over the most recent fiscal year, without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:

o    Medical issues/illness;

o    Family emergencies;

o    The director has served on the board for less than a year; and

o    Missing only one meeting (when the total of all meetings is three or fewer).

•     The nominee is an executive director serving on the remuneration committee or nomination committee, and the committee is not majority independent;

•     The nominee is an executive director serving on the audit committee;

•     The nominee sits on a total of more than six public company boards (ISS will accept a commitment by an overboarded director to step down from one or more boards at the next annual meeting of the company or companies in question, if that will bring the total number of boards to no more than six); or

•     Any non-independent director nominees where the board is less than one-third independent under ISS classification of directors.

In making these recommendations, ISS generally will not recommend against the election of a CEO, managing director, executive chairman, or founder who is integral to the company.

Generally vote against all members of the audit committee up for reelection if:

  The non-audit fees paid to the auditor are excessive; or

  The company did not disclose the audit fees and/or non-audit fees in the latest fiscal year.

Under extraordinary circumstances, vote against or withhold from individual directors, members of a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

  Failure to replace management as appropriate; or

  Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

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Director Tenure

Under ISS' Classification of Directors, an independent non-executive director shall be considered non-independent if such director serves as a director for more than 9 years, and the company fails to disclose the reasons why such director should still be considered independent, or where such reasons raise concerns regarding the director's true level of independence.

Voting for Director Nominees in Contested Elections

Vote case-by-case on the election of directors in contested elections, including election of shareholder nominees or the dismissal of incumbent directors. For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:

  Company performance relative to its peers;

  Strategy of the incumbents versus the dissidents;

  Independence of directors/nominees;

  Experience and skills of board candidates;

  Governance profile of the company;

  Evidence of management entrenchment;

  Responsiveness to shareholders;

  Whether a takeover offer has been rebuffed.

When analyzing proxy contests/ shareholder nominees, ISS focuses on two central questions: (1) Have the dissidents proved that board change is warranted? and (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value)?

It is not, however, uncommon in China and Hong Kong for a major shareholder to propose shareholder nominees. While these candidates are technically shareholder nominees, they are usually presented with consent of and often at the request of management. ISS treats the election of these shareholder nominees as uncontested director elections unless there is an indication of director contest.

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Board of Supervisors

Company Law of PRC requires that companies incorporated in China establish a supervisory board, and that this board consists of at least three members, with no less than one-third representing mass employees. These employee representatives are elected by employees and are not subject to shareholder approval in general meetings. Directors and senior executives are prohibited from serving as supervisors.

These supervisory boards are charged with overseeing company finances and supervising the conduct of directors and senior executives, with supervisors typically nominated by major shareholders of the company.

Election of Supervisors

ISS generally recommends voting for such candidates unless:

  He or she is a senior executive or director of the company;

  He or she has been a partner of the company’s auditor within the last three years; or

  There are concerns about the performance or conduct of an individual candidate.

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Remuneration

Director Fees

ISS generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies of similar size.

Compensation Plans

ISS will recommend voting against an option scheme if:

  The maximum dilution level for the scheme exceeds ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value; or

  Directors eligible to receive options under the scheme are involved in the administration of the scheme and the administrator has the discretion over their awards1.

1 Equity awards granted or taken in lieu of cash fees generally would not be considered discretionary awards.

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Audit

An auditor who has been removed from office has the right to attend the AGM and to make statements to members at the AGM immediately following removal. Auditors can require subsidiaries of holding companies to provide detailed information regarding their operations – an important point in Hong Kong, because holding companies are becoming the favored corporate structure for Hong Kong conglomerates.

The right of auditors to attend AGMs following removal from office is an important safeguard for shareholders because it forces the company to justify its actions. Therefore, companies usually provide reasons for changes of auditors, and opposing the reappointment of auditors would only take place in extreme circumstances.

The practice of auditors providing non-audit services to companies is problematic. While large auditors may have effective internal barriers to ensure that there are no conflicts of interest, an auditor's ability to remain objective becomes questionable when fees paid to the auditor for non-audit services, such as management consulting, general bookkeeping, and special situation audits, exceed the standard annual audit fees. While some compensation for non-audit services is customary, the importance of maintaining the independence of the auditor is paramount. If fees from non-audit services become significant without any clear safeguards against conflicts of interest, ISS recommends opposing the auditor's reappointment.

With regard to the proposals to (re)appoint auditors, ISS will recommend supporting the appointment of auditors and authorizing the board to fix their remuneration, unless:

  There are serious concerns about the accounts presented or the audit procedures used;

  The auditor is being changed without explanation; or

  The non-audit fees exceed the total fees paid to the external auditor in the latest fiscal year without satisfactory explanation.

Whilst ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during the most recent fiscal year, ISS will ordinarily not recommend support for the reappointment of the audit firm. ISS will make an exception to this policy if the excessive non-audit fees are related to special projects or due to unusual circumstance, and are not recurring in nature and are unlikely to create conflicts of interest. An example of acceptable "non-audit" fees would be fees for a special audit in connection with an IPO.

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Share Issuance Requests

General Issuance Mandate

Hong Kong companies routinely seek shareholder approval to authorize their boards to:

  Issue shares up to 20 percent of existing capital without preemptive rights (General Issuance Mandate);

  Repurchase shares of up to 10 percent of issued capital (Repurchase Mandate); and

  Reissue repurchased shares by extending the General Issuance Mandate to include the number of shares repurchased (Share Reissuance Mandate).

This section deals with the General Issuance Mandate, while the other two mandates are discussed below. The interrelationship between the three items is, however, extremely important because the Share Reissuance Mandate extends the board's authority to issue shares without preemptive rights from 20 percent to 30 percent, assuming a 20 percent request has been made under the General Issuance Mandate.

Hong Kong companies routinely ask shareholders to grant the board of directors a "general mandate to issue shares" without preemptive rights, at least once every year. This mandate, pursuant to the Listing Rules, allows companies to issue shares of up to 20 percent of issued capital without preemptive rights at a discount to market prices of up to 20 percent (or more under special circumstances). This is a routine item on AGM agendas, but companies can also seek to renew (or

‘refresh’) the share issuance amount at an EGM later in the year. The authority is limited to one year or the next general meeting, as revoked or renewed by shareholders.

In recent years, many institutional investors have voted against all requests to issue shares without preemptive rights in Hong Kong as this mandate is subject to abuse by companies that could issue shares at steep discounts, potentially to related parties, and renew the share issuance amount several times within a period of one year. A small number of Hong Kong companies have, recently, made mandate requests smaller than the 20 percent maximum that the Listing Rules allow.

Taking account of the views of a wide range of institutional investors with investments in Hong Kong companies, ISS will now recommend a vote supporting the General Issuance Mandate for companies that:

  Limit the aggregate issuance request – that is, for the General Issuance Mandate and the Share Reissuance Mandate combined – to 10 percent or less of the existing issued share capital (rather than the maximum 20 percent + 10 percent that the Listing Rules permit companies to request);

  Limit the discount to 10 percent of the market price of shares (rather than the maximum 20 percent permitted by the Listing Rules); and

  Have no history of renewing the General Issuance Mandate several times within a period of one year.

Share Repurchase Plans (Repurchase Mandate)

The Hong Kong Code on Share Repurchases, enacted in 1991, made stock repurchases legal under specific guidelines. Companies usually request the authority under the title "General Mandate to Repurchase Shares," and the authority lasts for one year or until the next shareholder meeting. Repurchase programs are limited to 10 percent of the company's outstanding capital on the date the authority is granted. In addition, the funds to make the repurchases should be obtained from reserves established or authorized for this purpose. Companies are allowed to purchase ordinary shares or warrants on the open market through brokers, but purchases cannot knowingly be made from specific individuals or shareholders. Repurchased shares must be destroyed and removed from the company's issued capital. In some cases, however, the company seeks separate authority to reissue the shares repurchased over and above the General Issuance Mandate (see "Share Reissuance Mandate," below).

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There are several other aspects of the authority designed to protect shareholders' interests. As with the General Issuance Mandate, most companies use the exact wording from the official text of an amendment when making requests for such authorizations or when amending their articles to allow use of the authority and establishing reserves for that purpose.

Reissuance of Shares Repurchased (Share Reissuance Mandate)

Companies may request board authorization to reissue any shares repurchased during the year under the Repurchase Mandate without limiting the General Issuance Mandate. This is known as the Share Reissuance Mandate. This authority is limited to shares repurchased in a given year and is thus limited to the maximum 10 percent allowed under the Repurchase Mandate. It is valid for one year. The Share Reissuance Mandate extends the board's authority to issue shares without preemptive rights from 20 percent to 30 percent, assuming a 20 percent request has been made under the General Issuance Mandate.

The Share Reissuance Mandate gives the board power to issue shares on the same terms and conditions (for example, in relation to discount to market price) as exist under the General Issuance Mandate.

ISS will recommend a vote supporting the Share Reissuance Mandate only if:

  The aggregate issuance request – that is, for the General Issuance Mandate and the Share Reissuance Mandate combined – is limited to 10 percent or less of the existing issued share capital (rather than the maximum 20 percent + 10 percent that the Listing Rules permit companies to request);

  The General Issuance Mandate request limits the discount to 10 percent of the market price of shares (rather than the maximum 20 percent permitted by the Listing Rules); and

  The company has no history of renewing the General Issuance Mandate several times within a period of one year if it has recommended For the General Issuance Mandate.

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Related-Party Transactions

ISS assesses related-party transactions on a case-by-case basis. However, all analyses are conducted from the point of view of long-term shareholder value for the company's existing shareholders.

As with many Asian markets, two types of related-party transactions are commonly seen in Hong Kong – the non-recurring transaction and the recurring service provision agreement. Commonly seen related-party transactions include (but are not limited to):

  Transactions involving the sale or purchase of goods;

  Transactions involving the sale or purchase of property and/or assets;

  Transactions involving the lease of property and/or assets;

  Transactions involving the provision or receipt of services or leases;

  Transactions involving the transfer of intangible items (e.g., research and development, trademarks, license agreements);

  Transactions involving the provision, receipt, or guarantee of financial services (including loans and deposit services);

  Transactions involving the assumption of financial/operating obligations;

  Transactions that include the subscription for debt/equity issuances; and

  Transactions that involve the establishment of joint-venture entities.

Group Finance Companies

It is not uncommon for large Chinese companies listed in Hong Kong to establish group finance companies (GFC) as an internal agent to accept deposits from, and make loans to, group companies. Shareholder approval is typically required when the company makes deposits to, obtains loans from, and/or receives other forms of financial services from a GFC.

Given that these GFCs may engage in intragroup lending, and that any default in the payment of loans awarded by finance companies to other members of the group may expose the company’s deposited funds to further risks, ISS will recommend that shareholders vote against requests to deposit monies with a GFC.

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Capital

Debt Issuance Requests

Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity-issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

In evaluating debt-related proposals, the following factors will be considered:

  Rationale/use of proceeds: Why does the company need additional capital? How will that capital be used?

  Terms of the debts: Are the debt instruments convertible into equity? What are the interest rate and maturity dates? Any call or put options? Often these terms will not be determined until the time of issuance of debt instruments (or when the actual loan agreement is signed). The terms of the debts would generally be determined by the market conditions, and lack of disclosure concerning these terms should not be a cause for significant concern so long as the debt is not convertible into equity.

  Size: At a minimum, the size of the debt issuance/potential borrowing should be disclosed.

  The company's financial position: What is the company's current leverage and how does that compare to its peers?

  The risk of non-approval: What might happen if the proposal is not approved? Are there any alternative sources of funding? Could the company continue to fund its operations? Would it hinder the company's ability to realize opportunities?

A distinction will be made between a specific debt issuance or pledging of assets, and authority to issue or increase debt; as in the case of specific equity issuances and requests for authority to issue equity. For specific debt issuances or pledging of assets, while the above factors will be examined, in general a vote for these proposals will be warranted if:

  The size of the debt being requested is disclosed;

  A credible reason for the need for additional funding is provided;

  Details regarding the assets to be pledged are disclosed (for specific asset pledge proposals); and

  There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

So long as the proposal meets the above conditions, a vote for will be warranted even if the company has a high level of debt or the proposed issuance could result in a large increase in debt. A vote against will be warranted only in extremely egregious cases or where the company fails to provide sufficient information to enable a meaningful shareholder review.

Where a general authority to issue debt or pledge assets is requested, in addition to the above criteria, we will oppose such a proposal if it could result in a potentially excessive increase in debt. A potential increase in debt may be considered excessive when:

  The proposed maximum amount is more than twice the company's total debt;

  It could result in the company's debt-to-equity ratio exceeding 300 percent (for non-financial companies); and

  The maximum hypothetical debt-to-equity ratio is more than three times the industry and/or market norm.

When the above conditions are met, the proposed increase in debt may be considered excessive and thus the proposal may warrant an against vote. If we do not have data regarding the normal level of debt in that particular industry or market, only the company-specific information will be considered.

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Pledging of Assets for Debt

Vote for proposals to approve the specific pledging of assets for debt if:

  The size of the debt being requested is disclosed;

  A credible reason for the need for additional funding is provided;

  Details regarding the assets to be pledged are disclosed; and

  There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

For proposals seeking a general authority to pledge assets for debt, the specific assets to be pledged need not be disclosed. However, in such cases, the authority should be limited such that it would not result in an excessive increase in debt. If the proposal grants excessive authority to the board or management, a vote against will be recommended.

In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its assets. In many cases, this is a routine request and is a formality under the relevant law. When reviewing such proposals, ISS takes into account the terms of the proposed debt issuance, the company's overall debt level, and the company's justification for the pledging of assets.

ISS will issue vote recommendations against specific requests to pledge an asset in cases where no information regarding the size of the debt to be raised is disclosed, no credible explanation for the need of funding is provided, no details regarding the assets to be pledged are disclosed, or in extreme cases where shareholders' rights and economic interests could be negatively affected. When the board is requesting a general authority to pledge assets, the details regarding the assets to be pledged need not be disclosed; however, ISS will oppose such a proposal if it would grant the board excessive authority.

Increase in Borrowing Powers

Vote for proposals to approve increases in a company's borrowing powers if:

  The size of the debt being requested is disclosed;

  A credible reason for the need for additional funding is provided;

  The potential increase in debt is not excessive; and

  There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

In some countries, companies are required to seek shareholder approval for increases in their aggregate borrowing power authorities. The aggregate limit on the board's ability to borrow money is often fixed in a company's articles, and shareholder approval to change this limit is therefore legally required. ISS’ analysis of borrowing power increase requests takes into account management's stated need for the increase, the size of the increase, and the company's current gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If no information regarding the limit on the borrowing power is disclosed, no credible explanation for the need of funding is provided, or an increase is excessive considering the company's debt level as well as normal levels of debt in its industry or market, ISS recommends opposing the request.

Loan Guarantee Requests

Chinese companies listed in Hong Kong often provide loan guarantees for subsidiaries, affiliates, and related parties.

Such requests will be evaluated on a case-by-case basis. Generally vote against the provision of a guarantee where:

  The identity of the entity receiving the guarantee is not disclosed;

  The guarantee is being provided to a director, executive, parent company, or affiliated entities where the company has no direct or indirect equity ownership; or

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  The guarantee is provided to an entity in which the company's ownership stake is less than 75 percent; and such guarantee is not proportionate to the company's equity stake or other parties have not provided a counter guarantee.

When the proposed guarantee does not fall into the above criteria, vote for such request provided that there are no significant concerns regarding the entity receiving the guarantee, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, or the terms of the guarantee agreement. Examples of such concerns include a previous default by the entity receiving the guarantee or a sub-investment grade credit rating.

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Mergers & Acquisitions

ISS evaluates any merger or acquisition on case-by-case bases, taking into consideration of following factors:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? If a fairness opinion has been prepared, it provides an initial starting point for assessing valuation reasonableness, but ISS also places emphasis on the offer premium, market reaction, and strategic rationale.

  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

  Negotiations and process - Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.

  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. ISS will consider whether these interests may have influenced these directors and officers to support or recommend the merger.

  Governance - Will the combined company have a better or worse governance profile than the respective current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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Social/Environmental Issues

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

  Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

  If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

  If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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2014 Japan Proxy Voting Summary Guidelines

December 19, 2013

Institutional Shareholder Services Inc.

Copyright © 2013 by ISS

www.issgovernance.com

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ISS' 2014 Japan Proxy Voting Summary Guidelines

Effective for Meetings on or after Feb. 1, 2014

Published December 19, 2013

1. Approval of Financial Statements	4

2. Income Allocation	4

3. Election of Directors	4
Independence criteria for Japan	5

4. Election of Statutory Auditors	6

5. Article Amendments	6
Expansion of business activities	6
Adoption of a U.S.-style three committee board structure	6
Increase in authorized capital	6
Creation/modification of preferred shares/class shares	6
Repurchase of shares at board's discretion	6
Allow company to make rules governing the exercise of shareholders' rights	7
Limit rights of odd shareholders	7
Lower quorum requirement	7
Amendments related to takeover defenses	7
Decrease in maximum board size	7
Supermajority vote requirement to remove a director	7
Reduce directors' term in office from two years to one year	7
Remove language preventing classification of board	7
Limitations of liability for directors/statutory auditors	7
Limitations of liability for external auditors	7
Payment of dividends at the board's discretion	7
Management buyout related amendments	7

6. Annual Bonuses for Directors/Statutory Auditors	7

7. Retirement Bonuses/Special Payments in Connection with Abolition of Retirement Bonus System	8
Retirement Bonuses	8
Special Payments in Connection with Abolition of Retirement Bonus System	8

8. Stock Option Plans/Deep-Discounted Stock Option Plans	8

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Stock Option Plans	8
Deep-Discounted Stock Option Plans	8

9. Director Compensation Ceiling	9

10. Statutory Auditor Compensation Ceiling	9

11. Audit Firm Appointments	9

12. Share Repurchase Plans	9

13. Takeover Defense Plans (Poison Pills)	9

14. Mergers & Acquisitions, Third-Party Share Issuances (Private Placements)	10

15. Shareholder Proposals	10

16. Social/Environmental Issues	11
Global Approach	11

DISCLOSURE/DISCLAIMER	12

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1. Approval of Financial Statements

Vote for approval of financial statements, unless:

  External auditor expressed no opinion, or raised concerns; or

  Statutory auditors/audit committee raised concerns; or

  There are concerns about the financial statements presented or audit procedures used.

2.     Income Allocation

Vote for approval of income allocation, unless:

  Payout ratio is consistently low without adequate justification; or

  Payout ratio is too high, potentially damaging financial health.

3.     Election of Directors

ISS has two policies for director elections in Japan: one for companies with a statutory auditor board structure, and the other for companies with a U.S.-type three committee structure. Regardless of governance structure, vote for the election of directors, except for:

  A top executive1 if the board, after the shareholder meeting, does not include at least one outsider, regardless of independence; or

  A top executive at a company that has a controlling shareholder, where the board, after the shareholder meeting, does not include at least two independent directors based on ISS independence criteria for Japan; or

  An outside director nominee who attended less than 75 percent of board meetings during the year under review2; or

  A top executive who is responsible for not implementing a shareholder proposal which has received a majority3 of votes cast, or not putting a similar proposal on the ballot as a management proposal the following year (with a management recommendation of for), when that proposal is deemed to be in the interest of independent shareholders.

In addition, at companies with a U.S.-type three committee structure, vote for the election of directors, unless:

  The outside director nominee is regarded as non-independent based on ISS independence criteria for Japan, and the board, after the shareholder meeting, is not majority independent; or

  Where a company has a controlling shareholder, the director nominee who sits on the nomination committee and is an insider, or non-independent outsider, when the board, after the shareholder meeting, does not include at least two independent directors based on ISS independence criteria for Japan.

1.  In most cases, the top executive will be the “shacho” (president). However, there are companies where the ultimate decision-making authority rests with the “kaicho” (executive chairman) or “daihyo torishimariyaku” (representative director).

2.  The attendance of inside directors is not disclosed in Japan.

3.  Many Japanese shareholder proposals are submitted as article amendments, which require supermajority support in order to pass.

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Regardless of governance structure, under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company; or

  Failure to replace management as appropriate; or

  Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Independence criteria for Japan

Those outside director candidates falling into any of the following categories should be regarded as non-independent.

  Individuals who work or worked at major shareholders of the company in question;

  Individuals who work or worked at main lenders/banks to the company in question;

  Individuals who work or worked at the lead underwriter(s) of the company in question;

  Individuals who work or worked at business partners of the company in question and the transaction value is material from the recipient’s perspective or is not disclosed;

  Individuals who worked at the company's audit firm;

  Individuals who offer or offered professional services such as legal advice, financial advice, tax advice or consulting services to the company in question; or

  Individuals who have a relative(s) working at the company in question.

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4. Election of Statutory Auditors

Vote for the election of statutory auditors, unless:

  The outside statutory auditor nominee is regarded as non-independent based on ISS independence criteria for Japan4; or

  The outside statutory nominee attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review; or

  The statutory auditor is judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

  Egregious actions related to a statutory auditor's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

5.     Article Amendments

Amendments are nearly always bundled together as a single voting resolution, and ISS' general approach is to oppose article amendments as a whole when they include changes ISS opposes. The following are some of the most common or significant types of changes to articles.

Expansion of business activities

Vote for this change, unless:

  A company has performed poorly for several years and seeks business expansion into a risky enterprise unrelated to its core business.

Adoption of a U.S.-style three committee board structure

Vote for this change, unless:

  None of the outside director candidates meets ISS criteria on independence5.

Increase in authorized capital

Vote case-by-case on this request if the company explicitly provides reasons for the increase. Otherwise, Vote for this change, unless:

  The increase in authorized capital exceeds 100 percent of the currently authorized capital; or

  The increase leaves the company with less than 30 percent of the proposed authorized capital outstanding; or

  The increase is intended for a poison pill, which ISS opposes.

Creation/modification of preferred shares/class shares

Vote case-by-case on this request.

Repurchase of shares at board's discretion

Vote against this change.

4.  ISS uses the same independence criteria for directors and statutory auditors. See “Election of Directors.”

5.  See “Election of Directors” for ISS criteria on independence.

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Allow company to make rules governing the exercise of shareholders' rights

Vote against this change.

Limit rights of odd shareholders

Vote for this change.

Lower quorum requirement

Vote against this change.

Amendments related to takeover defenses

Vote for this change, unless:

  ISS opposes or has opposed the poison pill proposal by itself.

Decrease in maximum board size

Vote for this change, unless:

  The decrease eliminates all vacant seats, leaving no flexibility to add shareholder nominees or other outsiders to the board without removing an incumbent director.

Supermajority vote requirement to remove a director

Vote against this change.

Reduce directors' term in office from two years to one year

Vote for this change.

Remove language preventing classification of board

Vote against this change.

Limitations of liability for directors/statutory auditors

Vote for this change.

Limitations of liability for external auditors

Vote against this change.

Payment of dividends at the board's discretion

Vote against this change.

Management buyout related amendments

Vote case-by-case on this request.

6. Annual Bonuses for Directors/Statutory Auditors

Vote for approval of annual bonuses, unless:

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  Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

7.     Retirement Bonuses/Special Payments in Connection with Abolition of Retirement Bonus System

Retirement Bonuses

Vote for approval of retirement bonuses, unless:

  Recipients include outsiders6; or

  Neither the individual payments nor the aggregate amount of the payments is disclosed; or

  Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Special Payments in Connection with Abolition of Retirement Bonus System

Vote for approval of special payments in connection with abolition of retirement bonus system, unless:

  Recipients include outsiders7; or

  Neither the individual payments nor the aggregate amount of the payments is disclosed; or

  Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

8.     Stock Option Plans/Deep-Discounted Stock Option Plans

Stock Option Plans

Vote for approval of stock option plans, unless:

  Total dilution from proposed plan(s) and previous option plans exceeds 5 percent for mature companies, or 10 percent for growth companies; or;

  Recipients include individuals who are not in a position to affect the company's stock price, including employees of business partners or unspecified "collaborators;" or

  The maximum number of options that can be issued per year is not disclosed.

Deep-Discounted Stock Option Plans

Vote for approval of deep-discounted stock option plans, unless:

  Total dilution from proposed plan(s) and previous option plans exceeds 5 percent for mature companies, or 10 percent for growth companies; or

6.  However, in rare occasions, ISS may support payment to outsiders on a case-by-case basis, if the individual amount is disclosed and the amount is not excessive.

7.  Id.

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  Recipients include individuals who are not in a position to affect the company's stock price, including employees of business partners or unspecified "collaborators;" or

  The maximum number of options that can be issued per year is not disclosed; or

  No specific performance hurdles are specified (However, if the vesting period before exercise lasts for at least three years, this policy may not apply).

9.     Director Compensation Ceiling

Vote for proposals seeking to increase director fees, if:

  The specific reason(s) for the increase are explained; or

  The company is introducing or increasing a ceiling for performance-based compensation.

Vote case-by-case on proposals seeking to increase director fees, taking into account the company's stock price performance and capital efficiency if:

  The proposals are intended to increase fixed cash compensation or do not specify whether it is fixed or performance-based compensation which will be increased.

Generally vote against proposals seeking to increase director fees if there are serious concerns about corporate malfeasance.

10. Statutory Auditor Compensation Ceiling

Vote for proposals seeking to increase statutory auditor compensation ceiling, unless:

  Statutory auditors are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

11.  Audit Firm Appointments

Vote for the appointment of audit firms, unless:

  There are serious concerns related to changing auditors.

12.  Share Repurchase Plans

Vote for the share repurchase plans, unless:

  The proposed repurchase plan exceeds 10 percent of issued share capital without explanation; or

  There are serious concerns about a possible adverse impact on shareholder value.

13.  Takeover Defense Plans (Poison Pills)

Vote for approval of takeover defense plans (poison pills), unless:

(Necessary conditions)

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  The board does not include at least 20 percent (but no fewer than two) independent directors8 after the shareholder meeting; or

  These independent directors fail to meet ISS guidelines on board meeting attendance9; or

  The directors are not subject to annual election; or

  One or more members of the bid evaluation committee cannot be regarded as independent based on ISS criteria for independence; or

  The trigger threshold is set at less than 20 percent of shares outstanding; or

  The duration of the poison pill exceeds three years; or

  There are other protective or entrenchment tools that can serve as takeover defenses, including blocking stakes held by management-friendly shareholders, or setting the maximum board size to the actual board size to eliminate vacant seats, or tightening of procedures for removing a director from office; or

  The company fails to release its proxy circular at least three weeks prior to the meeting, to give shareholders sufficient time to study the details of the proposal and question management about them.

(Second stage of analysis)

  The company has not disclosed what specific steps it is taking to address the vulnerability to a takeover by enhancing shareholder value.

14.  Mergers & Acquisitions, Third-Party Share Issuances (Private Placements)

Vote case-by-case on mergers, acquisitions, and third-party placements, taking into account the following:

For every M&A and Third-Party Placement analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation – Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

  Market reaction – How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

  Strategic rationale – Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

  Conflicts of interest – Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

  Governance – Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

15.  Shareholder Proposals

Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

8.  See “Election of Directors” for ISS criteria on independence.

9.  See “Election of Directors” for ISS criteria on board meeting attendance.

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16. Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

  Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

  If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

  If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Transparency. Inclusiveness. Global Expertise.

2014 Korea Proxy Voting Summary Guidelines

December 19, 2013

Institutional Shareholder Services Inc.

Copyright © 2013 by ISS

www.issgovernance.com

ISS' 2014 Korea Proxy Voting Summary Guidelines

Effective for Meetings on or after Feb. 1, 2014

Published December 19, 2013

1. Approval of Financial Statements (and Declaration of Cash or Stock Dividends)	3

2. Amendments to the Articles of Incorporation	3
Issuance limit on new shares or convertible securities	3
Increase in authorized capital	3
Stock split / reverse stock split	3
Preferred stock / non-voting common shares	3
Diversification / expansion of business objectives	3
Establishment of audit committee	3
Stock option grant	4
Amend quorum requirements	4
Cumulative voting	4
Golden parachute clause	4
Authorizing board to approve financial statements and income allocation	4

3. Election of Directors	4

4. Election of Audit Committee Members (or Internal Auditor)	5
Election of Audit Committee Member(s)	5
Election of Internal Auditor(s)	5

5. Remuneration Cap on Directors (and Internal Auditor).	6

6. Reduction in Capital	6
Reduction in capital accompanied by cash consideration	6
Reduction in capital not accompanied by cash consideration	6

7. Stock Option Grants

8. Spinoff Agreement	7

9. Merger Agreement, Sales/Acquisition of Company Assets, and Formation of Holding Company	7

10. Amendments to Terms of Severance Payments to Executives	8

11. Shareholder Proposals	9

12. Social/Environmental Issues	9
Global Approach	9

DISCLOSURE/DISCLAIMER	10

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1. Approval of Financial Statements (and Declaration of Cash or Stock Dividends)

Generally vote for the approval of financial statements (and declaration of cash or stock dividends), unless:

  The dividend payout ratio has been consistently low without adequate justification;

  The payout is excessive given the company's financial position;

  There are concerns about the accounts presented or audit procedures used; or

  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

2. Amendments to the Articles of Incorporation

Proposals are always presented in a bundled manner. As such, in cases where the negative provisions proposed in a resolution outweigh any positive ones, vote against the whole resolution. Shareholders are advised to carefully scrutinize any changes to a company's articles as shareholders will not likely have any chance in the future to reverse the amendments once the amended articles are in place.

The following are frequently proposed amendments in Korea:

Issuance limit on new shares or convertible securities

The most contentious aspect in this proposal pertains to articles that permit companies to issue new shares, convertible bonds, and/or bonds with warrants to non-shareholders without triggering existing shareholders' preemptive rights. When such articles are sought to be amended, only vote for the amendments if:

  The potential dilution ratio to existing shareholders does not exceed 20 percent; and

  The proposed issuance limit of new shares is set at no higher than 20 percent of issued shares.

Increase in authorized capital

Generally vote for increases in authorized capital, unless:

  The increase in authorized capital exceeds 100 percent of the current authorized capital without any justification; or

  The increase in the authorized capital results in less than 30 percent of the proposed authorized capital on issue.

Stock split / reverse stock split

Generally vote for stock splits or reverse stock splits unless there is potential dilution impact on existing shareholders as a result of stock split and/or reverse stock split.

Preferred stock / non-voting common shares

Generally vote for the creation of a new class of preferred stock, or the issuance of preferred stock up to 50 percent of the issued capital, unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Diversification / expansion of business objectives

Generally vote for proposals to expand business objectives unless the new business takes the company into risky areas.

Establishment of audit committee

Generally vote for the establishment of an audit committee as a replacement for the internal auditor system.

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Stock option grant

Generally vote for a proposed stock option grant, unless:

  The maximum dilution level under the plan exceeds 5 percent of issued capital for a mature company; or

  The maximum dilution level under the plan exceeds 10 percent for a growth company.

Amend quorum requirements

Vote case-by-case on proposals to amend quorum requirements. Vote against proposals to adopt a supermajority voting requirement for the removal of directors or internal auditors.

Cumulative voting

Generally vote against proposals to introduce a provision that will prohibit the use of cumulative voting in director elections.

Golden parachute clause

Generally vote against proposals to introduce a provision that entitles the company's directors to an excessive level of remuneration in the event that they are dismissed or terminated.

Authorizing board to approve financial statements and income allocation

Generally vote against proposals to introduce a provision that gives the board of directors the authority to approve financial statements and income allocation (including dividend payout). Insertion of such a clause would potentially take away shareholders' right to approve the company's dividend payment decision without any countervailing benefits.

3. Election of Directors

Korean law imposes two different sets of corporate governance standards on listed companies – one for companies whose asset size is greater than KRW 2 trillion (large companies) and the other for companies whose asset size is below KRW 2 trillion (small companies). Under Korean law, large company boards must have a majority of outside directors, and small companies are required to have a board on which one-fourth of the directors are outsiders.

Consider the history of a particular director when deciding whether to vote in favor of his or her (re)election. Examples of circumstances where a vote against a director's (re)election should be considered include:

  Adequate disclosure has not been provided in a timely manner;

  There are clear concerns over questionable finances or restatements;

  There have been questionable transactions with conflicts of interest;

  There is any record of abuses against minority shareholder interests;

  The board fails to meet minimum corporate governance standards;

  A director has had significant involvement with a failed company;

  A director has in the past appeared not to have acted in the best interests of all shareholders;

  A director has breached fiduciary duties or engaged in willful misconduct or gross negligence in his/her capacity as a director (irrespective of whether such wrongdoing brings claims of losses and damages to the company);

  A director has been indicted by the Prosecutors' Office and there are pending investigations;

  An outside director has attended less than 75 percent of board meetings in the most recent financial year, without a satisfactory explanation; or

  An outside director sits on more than two public company boards, in violation of the Commercial Act and accompanying presidential decree.

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.

For large companies, in a case where independent non-executive directors (per ISS' classification of directors) represent less than a majority of the board, vote against the following directors:

  Inside/executive directors who are neither CEO nor a member of the founding family; and/or

  The most recently appointed non-independent non-executive director (per ISS' classification of directors) who represents a substantial shareholder, where the percentage of board seats held by representatives of the substantial shareholder are disproportionate to its holdings in the company.

Under extraordinary circumstances, vote against individual directors, members of committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

  Failure to replace management as appropriate; or

  Egregious actions related to a director's service on other boards that raise substantial doubt about his/her ability to effectively oversee management and serve the best interests of shareholders at any company.

4.     Election of Audit Committee Members (or Internal Auditor)

Election of Audit Committee Member(s)

Under Korean law, large companies are required to establish an audit committee comprising a minimum of three members, two-thirds of whom should be outside directors (including the chair). Korean law also requires that at least one audit committee member possess accounting or related financial management expertise or experience.

Consider the history of a particular audit committee member when deciding whether to vote in favor of his or her (re)election. Examples of circumstances where a vote against an audit committee member's (re)election should be considered include:

  There are serious concerns about the statutory reports presented or audit procedures used;

  A director has had significant involvement with a failed company;

  A director has in the past appeared not to have acted in the best interests of all shareholders;

  A director has breached fiduciary duties or engaged in willful misconduct or gross negligence in his/her capacity as a director (irrespective of whether such wrongdoing brings claims of losses and damages to the company);

  A director has been indicted by the Prosecutors' Office and there are pending investigations;

  An outside director has attended less than 75 percent of board meetings in the most recent financial year, without a satisfactory explanation;

  An outside director sits on more than two public company boards, in violation of the Commercial Act and accompanying presidential decree;

  An inside director seeks to become an audit committee member (for large companies only);

  A director has engaged in some significant transactions with the company in the last three years and he/she cannot reasonably be seen to have the necessary objectivity and independence; or

  Other questions exist concerning any of the audit committee members being appointed.

Election of Internal Auditor(s)

Under Korean law, small companies are required to appoint at least one internal auditor. These companies may alternatively choose to establish an audit committee.

Consider the history of a particular internal auditor when deciding whether to vote in favor of his or her (re)appointment. Examples of circumstances where a vote against an internal auditor's (re)appointment should be considered include:

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  There are serious concerns about the statutory reports presented or audit procedures used;

  The internal auditor(s) has previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

  A nominee has had significant involvement with a failed company;

  A nominee has breached fiduciary duties or engaged in willful misconduct or gross negligence in his/her capacity as an internal auditor (irrespective of whether such wrongdoing brings claims of losses and damages to the company);

  A nominee has been indicted by the Prosecutor's Office and there are pending investigations;

  A nominee has engaged in some significant transactions with the company in the last three years and he/she cannot reasonably be seen to have the necessary objectivity and independence; or

  Other questions exist concerning any of the internal auditors being appointed.

For those small companies which choose to create an audit committee in place of the internal auditor system vote for the election of an inside director as an audit committee member only if the company's audit committee, after the election, satisfies the legal requirement.

5. Remuneration Cap on Directors (and Internal Auditor)

Generally vote for the approval of a remuneration cap on directors (or the internal auditor), unless:

•         The proposed limit on directors' remuneration is excessive relative to peer companies' remuneration caps; and/or

•         The company is asking for a significant fee cap increase where:

o    The company reported sound financial performance but its dividend payout ratio has been low in the past couple of years (or for the most recent five years for widely held companies) without any reasonable justification; and/or

o    The company has generated a net loss in the most recent two financial years.

6.     Reduction in Capital

Generally vote for proposals to reduce capital for routine purposes unless the terms are unfavorable to shareholders.

Reduction in capital accompanied by cash consideration

Generally vote for proposals to reduce a company's capital that accompany return of funds to shareholders and is part of a capital-management strategy and an alternative to a buyback or a special dividend. Such a resolution is normally implemented proportionately against all outstanding capital, and therefore does not involve any material change relative to shareholder value.

Reduction in capital not accompanied by cash consideration

Generally vote for proposals to reduce capital that do not involve any funds being returned to shareholders. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. Such proposals are considered to be routine accounting measures.

7. Stock Option Grants

Generally vote for stock option grant proposals, unless:

  The maximum dilution level under the plan exceeds 5 percent of issued capital for a mature company; or

  The maximum dilution level under the plan exceeds 10 percent for a growth company.

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In Korea, the manner in which stock options are granted and exercised is stipulated under the law.

Under Korean law, companies are allowed to grant stock options up to 15 percent of the total number of issued shares pursuant to a shareholder meeting resolution. The board is also allowed to grant stock options up to 3 percent of the total issued shares and to seek shareholders' approval retrospectively at the first general meeting after the grant.

8. Spinoff Agreement

Generally vote for the approval of a spinoff agreement, unless:

  The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;

  The company's structure following the spinoff does not reflect good corporate governance;

  There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer; and/or

  The company does not provide sufficient information upon request to make an informed voting decision.

9.     Merger Agreement, Sales/Acquisition of Company Assets, and Formation of Holding Company

Generally vote for the approval of a sale of company assets, merger agreement, and/or formation of a holding company, unless:

  The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;

  The company's structure following such transactions does not reflect good corporate governance;

  There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer;

  The company does not provide sufficient information upon request to make an informed voting decision; and/or

  The proposed buyback price carries a significant premium at the date of writing, conferring on shareholders a trading opportunity.

The company-level transactions that require shareholders' approval include: sale/acquisition of a company's assets or business unit; merger agreements; and formation of a holding company. For every analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors.

Valuation

Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

In Korea, under the Capital Market and Financial Investment Business Act (CMFIB), a fairness opinion is not required for companies with listed shares because the Act specifically sets out all relevant steps and the manner in which the proportion of shares should be divided between the acquirer and target. The CMFIB requires the stock swap ratio between listed companies to be determined by a specific formula which is based on the historical prices and trading volumes.

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For transactions between an unlisted company and a listed company, a fairness opinion should be obtained from the independent advisers who review the fairness of the stock swap ratio and the compliance with the governing laws and regulations.

Market reaction

How has the market responded to the proposed deal? How did the company's stock price react following the announcement compared to those of its peers? A negative market reaction will cause ISS to scrutinize a deal more closely.

Strategic rationale

Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

Conflicts of interest

Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-inside shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

Governance

Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Trading opportunity from the dissident's right

Does the proposed buyback price carry a premium or confer on shareholders a trading opportunity?

In Korea, the Corporate Act entitles shareholders to exercise a dissident's right (also known as a right of withdrawal, appraisal right, or buyback right) when the company resolves to engage in such transactions as a sale/acquisition of business, merger, or formation of a holding company.

A dissident's right is the right of shareholders to have their shares bought back by the company at a pre-determined buyback price in the event that shareholders dissent with management on a proposed merger. The manner in which the share buyback price is determined is stipulated under Korean law.

ISS considers whether the proposed buyback price carries a significant premium as of the date of analysis and states in the analysis whether the proposed buyback price confers on shareholders a trading opportunity at the time of analysis. However, shareholders who are interested in exercising the right of withdrawal are advised to reevaluate the size of premium/discount attached to the proposed buyback price, if any, closer to the meeting date and ensure that a written notice of intention of dissent is submitted well in advance of the general meeting.

10. Amendments to Terms of Severance Payments to Executives

Generally vote for the establishment of, or amendments, to executives' severance payment terms, unless:

  The company fails to provide any information in regard to the changes to the terms of severance payments to executives;

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  The negative provisions proposed in a resolution outweigh any positive ones; and/or

  The company proposes to introduce a new clause that is effectively a golden parachute clause.

11.  Shareholder Proposals

Vote for shareholder proposals that would improve the company's corporate governance or business profile at a reasonable cost. However, vote against proposals that potentially limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

In addition, vote against shareholder-nominated candidates who lack board endorsement, unless they demonstrate a clear ability to contribute positively to board deliberations.

12. Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

  Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

  If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

  If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Transparency. Inclusiveness. Global Expertise.

2014 Singapore Proxy Voting Guidelines

December 19, 2013

Institutional Shareholder Services Inc.

Copyright © 2013 by ISS

www.issgovernance.com

ISS' 2014 Singapore Proxy Voting Summary Guidelines

Effective for Meetings on or after Feb. 1, 2014

Published December 19, 2013

OVERVIEW	3

OPERATIONAL ITEMS	4
Approval of Financial Statements and Statutory Reports	4
Dividend Distribution	4

BOARD OF DIRECTORS	5
Election of Directors	5
Director Tenure	5
Voting for Director Nominees in Contested Elections	5

REMUNERATION	7
Directors Fees	7
Stock Option Plans	7
Performance Share Plans	7

AUDIT	8

SHARE ISSUANCE REQUESTS	9
General Issuance Requests	9
Specific Issuance Requests	9
Share Repurchase Plans	9

RELATED-PARTY TRANSACTIONS	10

CAPITAL	11
Debt Issuance Requests	11

MERGERS & ACQUISITIONS	12

SOCIAL/ENVIRONMENTAL ISSUES	13

DISCLOSURE/DISCLAIMER	14

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Overview

Singapore companies are required to provide meeting notices at a minimum of 14 days before the meeting while accounts presented at the annual general meeting (AGM) shall be made up to a date of not more than four months before the AGM.

  Approval of financial statements and statutory reports;

  Dividend distribution;

  Election of directors;

  Approval of remuneration of directors;

  Auditor appointment and approval of auditor remuneration;

  Capital raising requests;

  Compensation proposals.

Other items that may be submitted for shareholder approval include:

  Debt issuance requests;

  Amendments to articles of associations;

  Related-party transactions;

  Mergers and acquisition.

Policies in this document are presented in the order that generally appears on the ballot.

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Operational Items

Approval of Financial Statements and Statutory Reports

Vote for approval of financial statements and director and auditor reports, unless:

  There are concerns about the accounts presented or audit procedures used; or

  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Dividend Distribution

IGenerally vote for approval of the allocation of income, unless:

  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

  The payout is excessive given the company's financial position.

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Board of Directors

Election of Directors

Generally vote for the re/election of directors, unless:

•     The nominee has been a partner of the company's auditor within the last three years, and serves on the audit committee;

•     The nominee has attended less than 75 percent of board and key committee meetings over the most recent fiscal year, without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:

o    Medical issues/illness;

o    Family emergencies;

o    The director has served on the board for less than a year; and

o    Missing only one meeting (when the total of all meetings is three or fewer).

•     The nominee is an executive director serving on the audit, remuneration, or nomination committee;

•     The nominee sits on a total of more than six public company boards (ISS will accept a commitment by an overboarded director to step down from one or more boards at the next annual meeting of the company or companies in question, if that will bring the total number of boards to no more than six); or

•     Any non-independent director nominees where the board is less than one-third independent under ISS classification of directors.

In making these recommendations, ISS generally will not recommend against the election of a CEO, managing director, executive chairman, or founder who is integral to the company.

Generally vote against all members of the audit committee up for reelection if:

  The non-audit fees paid to the auditor are excessive; or

  The company did not disclose the audit fees and/or non-audit fees in the latest fiscal year.

Under extraordinary circumstances, vote against or withhold from individual directors, members of a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

  Failure to replace management as appropriate; or

  Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Director Tenure

Under ISS’ Classification of Directors, an independent non-executive director shall be considered non-independent if such director serves as a director for more than 9 years, if the company fails to disclose the reasons why such director should still be considered independent, or where such reasons raise concerns regarding the director's true level of independence.

Voting for Director Nominees in Contested Elections

Vote case-by-case on the election of directors in contested elections, including election of shareholder nominees or the dismissal of incumbent directors. For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

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The major decision factors are:

  Company performance relative to its peers;

  Strategy of the incumbents versus the dissidents;

  Independence of directors/nominees;

  Experience and skills of board candidates;

  Governance profile of the company;

  Evidence of management entrenchment;

  Responsiveness to shareholders;

  Whether a takeover offer has been rebuffed.

When analyzing proxy contests/ shareholder nominees, ISS focuses on two central questions: (1) Have the dissidents proved that board change is warranted? and (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value)?

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Remuneration

Directors Fees

Generally vote for resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies of similar size.

Stock Option Plans

ISS has historically recommended voting against a proposed option plan if the maximum dilution level for the plan exceeds ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. ISS has also recommended voting against stock option plans that allow for the granting of options with an exercise price at a discount to the current market price.

ISS will recommend voting against an option plan if:

  The maximum dilution level for the scheme exceeds ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value;

  The plan permits options to be issued with an exercise price at a discount to the current market price; or

  Directors eligible to receive options under the scheme are involved in the administration of the scheme and the administrator has the discretion over their awards1.

This rationale recognizes the benefit of well-structured option plans at plans at mature companies, provided that performance criteria are sufficiently robust.

Performance Share Plans

For performance-based plans alone, ISS supports a maximum dilution of 10 percent of a company's issued capital provided that appropriate performance hurdles are employed.

ISS will recommend voting against a performance share plan or restricted share plan if:

  The maximum dilution level for the plan exceeds ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that awards will become exercisable unless there is a clear improvement in shareholder value; or

  Directors eligible to receive shares under the plan are involved in the administration of the plan and the administrator has the discretion over their awards2.

In principle, the shares should be subject to performance criteria for all participants except for shares granted to non-executive directors in lieu of cash fees, and in order to evaluate performance criteria, full disclosure on the performance requirements is recommended.

1  Equity awards granted or taken in lieu of cash fees generally would not be considered discretionary awards.

2  Equity awards granted or taken in lieu of cash fees generally would not be considered discretionary awards.

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Audit

ISS recognizes that Singapore is in the forefront of good corporate governance practices in Asia regarding auditors, as the Companies Act mandates the appointment of an audit committee.

However, the practice of auditors providing non-audit services to companies is problematic. While large auditors may have effective internal barriers to ensure that there are no conflicts of interest, an auditor's ability to remain objective becomes questionable when fees paid to the auditor for non-audit services such as management consulting, general bookkeeping, and special situation audits exceed the standard annual audit fees. While some compensation for non-audit services is customary, the importance of maintaining the independence of the auditor is paramount. If fees from non-audit services become significant without any clear safeguards against conflicts of interest, ISS recommends opposing the auditor's reappointment.

With regard to the proposals to (re)appoint auditors, ISS will recommend supporting the appointment of auditors and authorizing the board to fix their remuneration, unless:

  There are serious concerns about the accounts presented or the audit procedures used;

  The auditor is being changed without explanation; or

  The non-audit fees exceed the total fees paid to the external auditor in the latest fiscal year without satisfactory explanation.

Whilst ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during the most recent fiscal year, ISS will ordinarily not recommend support for the reappointment of the audit firm. ISS will make an exception to this policy if excessive non-audit fees are related to special projects or due to unusual circumstance, and are not recurring in nature and are unlikely to create conflicts of interest. An example of acceptable "non-audit" fees would be fees for a special audit in connection with an IPO.

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Share Issuance Requests

General Issuance Requests

Share issuance authorizations are good for only one year. The listing manual of the SGX, as amended in 1999, allows companies to seek an annual mandate for the issuance of ordinary shares up to 50 percent of issued capital, with a sub-limit of 20 percent of issued capital on shares that may be issued without preemptive rights. Most companies seek such a mandate every year, to prevent the need to convene a shareholder meeting for each share issuance, however small. ISS believes shareholders should have preemptive rights for large stock issuances, but also believes companies should have the flexibility to transact ordinary business and should not have to incur the extra expense of providing preemptive rights for small issuances.

Specific Issuance Requests

Because all share issuance authorities last for only one year, companies must regularly request these authorities. There are two routine types of specific issuance requests. The first type is to service share option plans, usually for a maximum of 15 percent of outstanding capital – the maximum allowable size, under the listing rules, for option plans using unissued shares. Companies generally do not use the entire authority, but ISS does not support requests to issue more than 5 percent of capital for option plans (10 percent in the case of growth companies, or where challenging performance criteria and meaningful vesting periods are applied to plans in mature companies) as the potential dilution to ordinary shareholders is unacceptably high (see “Stock Option Plans” above). The second type of special authorization request is for a specific purpose such as a bonus issue, a rights issue, or the financing of an acquisition or merger if it will require shares to be issued in excess of the limits in the general mandate. ISS reviews these requests on a case-by-case basis.

Share Repurchase Plans

These are routine items asking shareholders to authorize a company to repurchase its own shares within the limits imposed by company law and the company's articles. Upon requesting the authority, companies must inform shareholders of the maximum number of shares that may be repurchased (which may be no more than 10 percent of issued capital), the reasons for the proposed buyback, and details of any share repurchases conducted during the previous 12 months. Shares may be repurchased either on market or off market by way of an "equal access scheme" designed to ensure that all shareholders have an opportunity to tender their shares. Market share repurchases must be at a price not more than 5 percent above the average closing market price over the five trading days before the day on which the purchases are made. Share repurchases may be made out of capital or profits that are available for distribution as dividends. Companies must cancel the repurchased shares or hold them as treasury shares. The right to attend and vote at meetings as well as to receive dividends will be suspended for as long as the repurchased shares are held in treasury. Legal mandates and SGX listing requirements limit the potential for abuses of this authority, making these requests routine.

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Related-Party Transactions

Singapore's related-party transaction rules provide shareholders with substantial protection against insider trading abuses. Under the country's related-party transaction rules, shares considered affiliated are excluded from voting on the related issues. A broad range of commercial transactions by companies or their subsidiaries require shareholder approval as related-party transactions. A company may seek a shareholder mandate for recurrent interested party transactions of a revenue or trading nature or those necessary for its day-to-day operations, such as purchases of supplies and materials, but not for the purchase or sale of assets, undertakings, or businesses. Such mandates are intended to facilitate transactions that occur in the normal course of the company's business. Provided that such transactions are carried out at arms-length and on normal commercial terms, such requests are reasonable.

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Capital

Debt Issuance Requests

Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity-issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

In evaluating debt-related proposals, the following factors will be considered:

  Rationale/use of proceeds: Why does the company need additional capital? How will that capital be used?

  Terms of the debts: Are the debt instruments convertible into equity? What are the interest rate and maturity dates? Any call or put options? Often these terms will not be determined until the time of issuance of debt instruments (or when the actual loan agreement is signed). The terms of the debts would generally be determined by the market conditions, and lack of disclosure concerning these terms should not be a cause for significant concern so long as the debt is not convertible into equity.

  Size: At a minimum, the size of the debt issuance/potential borrowing should be disclosed.

  The company's financial position: What is the company's current leverage and how does that compare to its peers?

  The risk of non-approval: What might happen if the proposal is not approved? Are there any alternative sources of funding? Could the company continue to fund its operations? Would it hinder the company's ability to realize opportunities?

A distinction will be made between a specific debt issuance or pledging of assets, and authority to issue or increase debt; as in the case of specific equity issuances and requests for authority to issue equity. For specific debt issuances or pledging of assets, while the above factors will be examined, in general a vote for these proposals will be warranted if:

  The size of the debt being requested is disclosed;

  A credible reason for the need for additional funding is provided;

  Details regarding the assets to be pledged are disclosed (for specific asset pledge proposals); AND

  There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

So long as the proposal meets the above conditions, a vote for will be warranted even if the company has a high level of debt or the proposed issuance could result in a large increase in debt. A vote against will be warranted only in extremely egregious cases or where the company fails to provide sufficient information to enable a meaningful shareholder review.

Where a general authority to issue debt or pledge assets is requested, in addition to the above criteria, ISS will oppose such proposal if it could result in a potentially excessive increase in debt. A potential increase in debt may be considered excessive when:

  The proposed maximum amount is more than twice the company's total debt;

  It could result in the company's debt-to-equity ratio exceeding 300 percent (for non-financial companies); AND

  The maximum hypothetical debt-to-equity ratio is more than three times the industry and/or market norm.

When the above conditions are met, the proposed increase in debt may be considered excessive and thus the proposal may warrant an against vote. If ISS does not have data regarding the normal level of debt in that particular industry or market, only the company-specific information will be considered.

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Mergers & Acquisitions

ISS evaluates any merger or acquisition on case-by-case bases, taking into consideration of following factors:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? If a fairness opinion has been prepared, it provides an initial starting point for assessing valuation reasonableness, but ISS also places emphasis on the offer premium, market reaction, and strategic rationale.

  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

  Negotiations and process - Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.

  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. ISS will consider whether these interests may have influenced these directors and officers to support or recommend the merger.

  Governance - Will the combined company have a better or worse governance profile than the respective current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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Social/Environmental Issues

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

  Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

  If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

  If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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2014 Taiwan Proxy Voting Guidelines

December 19, 2013

Institutional Shareholder Services Inc.

Copyright © 2013 by ISS

www.issgovernance.com

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ISS' 2014 Taiwan Proxy Voting Guidelines

Effective for Meetings on or after Feb. 1, 2014

Published Dec. 19, 2013

OVERVIEW	3

FINANCIAL RESULTS AND BUSINESS OPERATIONS REPORTS	4

ALLOCATION OF INCOME AND DIVIDENDS	5

Cash Dividends from Earnings	5

Cash Dividends or New Shares from Capital Reserves	5

Stock Dividends	6

CAPITAL REDUCTION TO OFFSET LOSSES OR BY DISTRIBUTING CASH TO SHAREHOLDERS	7

AMENDMENTS TO COMPANY BYLAWS	8

Articles of Association	8

Increase in authorized capital	8

Establishment of an audit committee to replace supervisors	8

Adoption of the nomination system for the election of directors and supervisors	8

Change of board size	8

Other Company Bylaws	8

CAPITAL RAISING	10

EQUITY-BASED COMPENSATION	11

ELECTION OF DIRECTORS AND SUPERVISORS	12

RELEASE OF RESTRICTIONS ON COMPETITIVE ACTIVITIES OF DIRECTORS	14

MERGERS & ACQUISITIONS	15

TRANSACT OTHER BUSINESS	16

DISCLOSURE/DISCLAIMER	17

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Overview

Companies must hold their annual general meetings (AGMs) within six months of the close of each fiscal year. The following resolutions are commonly seen at a shareholder meeting:

  Approval of business operations reports and financial statements;

  Allocation of income or loss offsetting proposals;

  Amendments to articles of association or other company bylaws;

  Capital raising requests;

  Election of directors and supervisors;

  Release of restrictions on competitive activities of directors;

  Transact other business.

Other items that may be submitted for shareholder approval include:

  Capital reduction to offset losses or by distributing cash to shareholders;

  Equity-based compensation;

  Merger, consolidation, or split-off.

Policies in this document are presented in the order that generally appears on the ballot.

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Financial Results and Business Operations Reports

Article 20 of the Company Act requires Taiwanese companies to submit their annual reports, financial statements, surplus earnings distribution or loss offsetting proposals to shareholders for approval after the end of each fiscal year. External audit is required for the financial statements. Pursuant to Article 36 of the Securities and Exchange Act, audited financial reports shall be prepared and released within three months after the close of each fiscal year.

These statutory reports are normally non-contentious in nature. ISS generally recommends voting for such requests unless:

  There are concerns about the accounts presented or audit procedures used;

  The external auditor expresses no opinion or qualified opinion over the financial statements; or

  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Voting requirement: this is an ordinary resolution.

Ordinary resolutions can be adopted by a majority of the shareholders present, who represent more than one half of the issued shares.

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Allocation of Income and Dividends

Companies usually provide shareholders one or a combination of the following:

  Cash dividends from earnings;

  Cash dividends from capital reserves;

  New shares from capital reserves;

  Stock dividends.

When losses are posted for the year, companies are required to submitloss-offsetting proposals, usually included in the statement of profit and loss appropriation, for shareholder approval, along with the business operations reports and financial statements. A vote for is generally recommended for such resolutions.

Cash Dividends from Earnings

According to Article 112 and 232 of the Company Act, if there are no surplus earnings for the current year, no dividends or bonuses shall be paid out. In addition, before the company may pay out dividends and bonuses, the company shall:

  Cover its losses and pay all its taxes and dues;

  Set aside 10 percent of its surplus profit as a legal reserve when the amount of legal reserve is less than the authorized capital;

  Allocate another sum of its surplus profits as a special reserve, if a special reserve is specified in the Articles of Association or approved by shareholders.

ISS generally recommends voting for such resolution unless:

  The dividend payout ratio has been consistently below 30 percent without adequate explanation;

  The proposed payout is excessive given the company's financial position.

Voting requirement: this is an ordinary resolution.

Ordinary resolutions can be adopted by a majority of the shareholders present, who represent more than one half of the issued shares.

Cash Dividends or New Shares from Capital Reserves

In accordance with Article 241 of the Company Act, when there is no loss incurred, a company may distribute all or part of its legal reserve and capital reserves by cash or by issuing new shares to its existing shareholders based on their proportionate holdings. The distributable legal reserve shall be capped at 25 percent of the paid-in capital.

ISS generally supports such resolution.

Voting requirement: this is a special resolution.

Special resolutions can be adopted by a majority of the shareholders present, who represent two-thirds or more of the issued shares. If the attending shareholders represent less than two thirds of the issued shares, such resolutions may be adopted by a supermajority vote (2/3 or more) of the attending shareholders who represent more than one-half of the issued shares.

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Stock Dividends

Pursuant to Article 240 of the Company Act, a company can distribute all or part of its distributable earnings to its shareholders in the form of stock dividends.

A vote for is generally recommended for such resolution.

Voting requirement: this is a special resolution.

Special resolutions can be adopted by a majority of the shareholders present, who represent two-thirds or more of the issued shares. If the attending shareholders represent less than two thirds of the issued shares, such resolutions may be adopted by a super majority vote (2/3 or more) of the attending shareholders who represent more than one-half of the issued shares.

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Capital Reduction to Offset Losses or by Distributing Cash to Shareholders

According to Article 168 of the Company Act, a company shall not cancel its shares unless a resolution on capital reduction has been adopted by its shareholders' meeting, and capital reduction shall be effected based on the percentage of shareholding of the shareholders, pro rata, unless otherwise provided for in the Act or any other governing laws.

Taiwanese companies sometimes may propose to offset cumulative losses by reducing their capital. On the other hand, cash may be given to shareholders when a company has extra cash on hand and there is no significant investment foreseen in the near future. The total number of the outstanding shares will then be reduced. A smaller share base will result in higher earnings per share and return on net assets.

ISS generally recommends voting for such requests unless:

  The proposed capital reduction is not conducted on a proportionate basis according to the shareholding structure of the company, but instead favors certain shareholders; or

  The proposed cash distribution is expected to negatively affect the company's day-to-day operations.

Voting requirement: this is an ordinary resolution.

Ordinary resolutions can be adopted by a majority of the shareholders present, who represent more than one half of the issued shares.

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Amendments to Company Bylaws

Proposals to amend company bylaws are commonly seen at shareholder meetings. Companies usually disclose the details of the proposed amendments in their meeting circulars. Amendments are nearly always bundled together as a single voting resolution, and ISS' general approach is to oppose article amendments as a whole when they include changes ISS opposes. In general, ISS reviews amendments to company bylaws on a case-by-case basis.

Articles of Association

The following are some of the most common or significant types of changes.

Increase in authorized capital

Vote case-by-case on this request if the company explicitly provides reasons for the increase. Otherwise, vote for this change, unless:

  The increase in authorized capital exceeds 100 percent of the currently authorized capital; or

  The increase leaves the company with less than 30 percent of the proposed authorized capital outstanding; or

  The increase is intended for a poison pill, which ISS opposes.

Establishment of an audit committee to replace supervisors

This change is pursuant to the regulators' push for the establishment of an audit committee, which is mandatory for certain big companies. ISS generally recommends voting for this change.

Adoption of the nomination system for the election of directors and supervisors

This change is pursuant to the regulators' push for the adoption of a nomination system for director and supervisor elections. ISS generally recommends voting for this change.

Change of board size

ISS generally recommends voting for this change unless it is used as antitakeover mechanism or to alter board structure or size in the context of a fight for control of the company or the board.

Voting requirement: This is a special resolution.

Special resolutions can be adopted by a majority of the shareholders present, who represent two-thirds or more of the issued shares. If the attending shareholders represent less than two thirds of the issued shares, such resolutions may be adopted by a super majority vote (2/3 or more) of the attending shareholders who represent more than one-half of the issued shares.

Other Company Bylaws

Other company bylaws include but are not limited to:

  Procedures Governing the Acquisition or Disposal of Assets;

  Rules and Procedures Regarding Shareholder's Meeting;

  Rules and Procedures for Election of Directors and Supervisors;

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  Procedures for Lending Funds to Other Parties;

  Rules and Procedures Regarding Board of Directors' Meeting;

  Procedures for Lending Funds to Other Parties and Procedures for Endorsement and Guarantees;

  Procedures for Endorsement and Guarantees.

Regarding these bylaw proposals, ISS recommends voting on a case-by-case basis.

Voting requirement: this is an ordinary resolution.

Ordinary resolutions can be adopted by a majority of the shareholders present, who represent more than one half of the issued shares.

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Capital Raising

There are four capital-raising channels that require shareholder approval in Taiwan:

  Issuance of new ordinary shares via a private placement;

  Issuance of convertible bonds via a private placement;

  Public issuance of new ordinary shares via book building;

  Participation in global depositary receipt (GDR) issuance.

Taiwanese companies normally seek authority to raise capital through one or a combination of the abovementioned channels, with the authority lasting for one year. This is, in essence, a general issuance mandate allowing companies to issue shares, convertible bonds, or participate in (a) GDR issuance(s) up to a preapproved limit. The specific capital-raising channel and usage of raised proceeds will be determined by the board should the board decide to exercise this authority.

Additionally, not all listed companies are mandated to appoint independent directors, and the vast majority of Taiwanese boards have minimal or no independent representation. Given the prevalence of insider-dominated boards in Taiwan, ISS believes that stricter limits should be placed on a general mandate that allows for issuance by way of a private placement so as to reduce the risk of abuse by insiders for their own benefit.

ISS generally recommends voting for

  a general share issuance mandate that includes a private placement as one of the financing channels if the resulting dilution is limited to no more than 10 percent.

  a general mandate for public share issuance if the issue size is limited to no more than 20 percent of the existing issued share capital.

Requests to issue shares for a specific purpose, such as the financing of a particular project, an acquisition, or a merger, are reviewed on a case-by-case basis.

Voting requirement: private placement of new shares and convertible bonds are special resolutions. Public issuance of new shares via book building and participation in GDR issuance are ordinary resolutions.

Ordinary resolutions can be adopted by a majority of the shareholders present, who represent more than one half of the issued shares.

Special resolutions can be adopted by a majority of the shareholders present, who represent two-thirds or more of the issued shares. If the attending shareholders represent less than two thirds of the issued shares, such resolutions may be adopted by a super majority vote (2/3 or more) of the attending shareholders who represent more than one-half of the issued shares.

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Equity-based Compensation

Restricted stock awards (RSAs) were first introduced in Taiwan in 2012, following amendments to the Regulations Governing the Offering and Issuance of Securities by Securities Issuers promulgated by the FSC. The amount of restricted stock to be issued is capped under the law at five percent of the number of shares outstanding, and the restricted shares can be granted free of charge. In addition, companies are mandated to make the following disclosure on their RSA proposals:

  Issue amount;

  Issue conditions (including issue price, vesting conditions, type of stocks, arrangements when the employees fail to meet the vesting conditions);

  Qualifications of employees to be eligible for RSAs and the number of shares to be granted;

  Rationale for implementing the RSA program;

  Estimated accounting cost to the company, dilution effect on the company's EPS, and other shareholder rights.

ISS' vote recommendations on RSA proposals are made on a case-by-case basis taking into account the following features:

  Existing substantial shareholders are restricted in participation;

  Presence of challenging performance hurdles if restricted stocks are issued for free or at a deep discount;

  Reasonable vesting period (at least two years) is set.

Voting requirement: this is a special resolution.

Special resolutions can be adopted by a majority of the shareholders present, who represent two-thirds or more of the issued shares. If the attending shareholders represent less than two thirds of the issued shares, such resolutions may be adopted by a super majority vote (2/3 or more) of the attending shareholders who represent more than one-half of the issued shares.

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Election of Directors and Supervisors

The board of directors of a listed Taiwanese company must have at least five directors who must stand for re-election once every three years. Listed financial institutions and listed non-financial institutions with paid-in capital exceeding TWD 10 billion are required to appoint at least two independent directors that comprise no less than one-fifth of the number of directors.

A listed company in Taiwan can choose to establish either an audit committee or a supervisory board. Early in 2013, the Financial Supervisory Commission (FSC) issued a new regulation stipulating the mandatory establishment of an audit committee for listed financial companies and listed non-financial companies with paid-in capital of TWD 50 billion or more. This requirement will be applied upon the expiration of the tenure of the incumbent directors and supervisors. A grace period of three years was given to companies that held elections in 2013. The audit committee must be composed of at least three independent directors and at least one member must have accounting or financial expertise. Further, all independent directors on the board are required to serve on the audit committee.

Listed companies adopting a supervisory board are required to have two or more supervisors and at least one of them must be domiciled in Taiwan. The supervisory board oversees the execution of business operations of the company, and may at any time investigate the business and financial conditions of the company, examine the accounting books and documents, as well as request that the board of directors or management prepare reports if deemed necessary. In performing their functional duties, supervisors may appoint, on behalf of the company, a practicing lawyer or a certified public accountant to conduct the examination. As with directors, supervisors also must stand for re-election once every three years.

The election of directors and supervisors in Taiwan is unique. One notable characteristic is that legal entities such as governmental organizations and corporations, not just a natural person, can serve as directors and supervisors. Legal entities can either appoint individuals as candidates or run for election themselves and then appoint representatives to perform the fiduciary duties. As a result, it is not uncommon in Taiwan to see only the name of the legal entity being nominated for a board seat and not the identity of the actual individual who will serve on the board to represent that entity's interest.

Additionally, shareholder ID or personal ID of candidates are required to be filled in the ballots by shareholders in order to cast a valid vote. However, such information is usually disclosed only one week before the meeting date and in many cases, at the meeting.

Another notable characteristic is that, in Taiwan, only the election of independent directors is through the standard nomination system. The election of non-independent directors and supervisors, on the other hand, uses a traditional election system which is commonly referred to as the "non-nomination system". Under this non-nomination system, any shareholder can nominate any person of legal age to the board. Companies are not obliged to provide a roster of candidates and their profiles before the meeting, and many firms disclose candidate names and profiles at the meeting or only a few days beforehand. Further, whether the candidates are supported by management or not is often not disclosed.

Election by the non-nomination system poses a great challenge to investors, particularly overseas investors voting by proxy who must cast their votes well in advance of the meeting. The non-nomination system disenfranchises minority shareholders and greatly limits their ability to cast an informed vote. In contrast, under the nomination system, the board of directors reviews the qualifications of each candidate nominated by either the board itself or any shareholder holding one percent or more of the company's outstanding shares, and then provides the final roster of candidates together with their profiles to shareholders prior to the meeting.

ISS recommends voting against all directors and supervisors where the company employs the non-nomination system for election. When the company employs the nomination system, ISS generally recommends voting for the candidate.

Under extraordinary circumstances, ISS will recommend against directors or supervisors, members of a committee, or the entire board, due to:

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  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

  Failure to replace management as appropriate; or

  Egregious actions related to a director's or supervisor's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting requirement: cumulative voting is mandatory for all elections. There is no majority vote requirement.

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Release of Restrictions on Competitive Activities of Directors

Article 209 of the Company Act states that "a director who does anything for himself or on behalf of another person that is within the scope of the company's business, shall explain to the meeting of shareholders the essential contents of such an act and secure its approval". Therefore, this request is frequently seen at Taiwanese AGMs, mostly in conjunction with director elections.

As is so defined in the Company Act, a director’s service on a non-wholly owned subsidiary triggers this restriction as it is considered a separate legal entity operating within the same industry, even though the entity is a subsidiary of the company in question. As a result, without this waiver, many directors will not be able to serve concurrently on subsidiaries’ boards, which may limit the company’s ability to monitor the conducts of these subsidiaries. Therefore, the release of restrictions is acknowledged as instrumental at large conglomerates that need the flexibility to spread board expertise and transact business throughout companies within the group. However, the lack of a proper protection mechanism against abusive usage of this permission, particularly the absence of a strong corporate governance structure, calls for a detailed disclosure including the identity of the directors in question, current positions in the company, and the outside boards they are serving on in order to analyze each individual case.

ISS recommends voting against such resolutions if:

  There is lack of disclosure of key information, including identities of the directors in question, current positions in the company, and outside boards they are serving on; or

  The non-nomination system is employed by the company for the director election

Voting requirement: this is a special resolution.

Special resolutions can be adopted by a majority of the shareholders present, who represent two-thirds or more of the issued shares. If the attending shareholders represent less than two thirds of the issued shares, such resolutions may be adopted by a super majority vote (2/3 or more) of the attending shareholders who represent more than one-half of the issued shares.

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Mergers & Acquisitions

ISS recommendations on mergers or acquisitions are made on a case-by-case basis, taking into consideration the following factors:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? If a fairness opinion has been prepared, it provides an initial starting point for assessing valuation reasonableness, but ISS also places emphasis on the offer premium, market reaction, and strategic rationale.

  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

  Negotiations and process - Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.

  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. ISS will consider whether these interests may have influenced these directors and officers to support or recommend the merger.

  Governance - Will the combined company have a better or worse governance profile than the respective current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Shareholders who dissent from the merger or acquisition have the right to require the company to buy back their shares at the prevailing fair price, which is also commonly known as "appraisal right of dissenting shareholders".

Voting requirement: this is a special resolution.

Special resolutions can be adopted by a majority of the shareholders present, who represent two-thirds or more of the issued shares. If the attending shareholders represent less than two thirds of the issued shares, such resolutions may be adopted by a super majority vote (2/3 or more) of the attending shareholders who represent more than one-half of the issued shares.

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Transact Other Business

Taiwan companies allow the board and shareholders to raise issues not contained in the meeting agenda for shareholder approval during the shareholder meetings. Pursuant to Article 172 of the Company Act, election or dismissal of directors or supervisors, amendments to the Articles of Association, and other special resolutions, shall not be brought up as extemporary motions.

ISS does not consider such resolution to be in the best interest of shareholders and will generally recommend a vote against.

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Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Transparency. Inclusiveness. Global Expertise.

2014 China Proxy Voting Summary Guidelines

December 19, 2013

Institutional Shareholder Services Inc.

Copyright © 2013 by ISS

www.issgovernance.com

ISS' 2014 China Proxy Voting Summary Guidelines

Effective for Meetings on or after Feb. 1, 2014

Published December 19, 2013

OVERVIEW	3

APPROVAL OF FINANCIAL STATEMENTS AND STATUTORY REPORTS	4

DIVIDEND DISTRIBUTION	5

BOARD OF DIRECTORS	6
Election of Directors	6
Voting for Director Nominees in Contested Elections	7

BOARD OF SUPERVISORS	8
Election of Supervisors	8

REMUNERATION	9
Director Remuneration	9
Equity-based Compensation	9

AUDITOR (RE)APPOINTMENT	11

CAPITAL RAISING	12

DEBT ISSUANCE REQUESTS	13

AMENDMENTS TO COMPANY BYLAWS	14
Articles of Association	14
Other Company Bylaws	14

PROVISION OF GUARANTEES	15

RELATED-PARTY TRANSACTIONS	16
Loan Financing Requests	16
Group Finance Companies	17

MERGERS & ACQUISITIONS	18

PROPOSALS TO INVEST IN FINANCIAL PRODUCTS USING IDLE FUNDS	19

DISCLOSURE/DISCLAIMER	20

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Overview

Companies must hold their annual general meetings (AGMs) within six months of the close of each fiscal year. The following resolutions are commonly seen at a shareholder meeting:

  Approval of financial statements and statutory reports;

  Dividend distribution;

  Election of directors;

  Election of supervisors;

  Auditor appointment;

  Capital raising requests;

  Debt issuance requests;

  Amendments to articles of associations;

  Provision of guarantees;

  Related-party transactions.

Other items that may be submitted for shareholder approval include:

  Remuneration;

  Mergers and acquisition;

  Investments in financial products using idle funds.

Policies in this document are presented in the order that generally appears on the ballot.

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Approval of Financial Statements and Statutory Reports

Pursuant to Article 6.2 of Shenzhen Stock Exchange (SZSE) Listing Rules and Article 6.1 of Shanghai Stock Exchange (SSE) Listing Rules, listed companies are required to prepare and release annual reports within four months of the end of each financial year; interim reports within two months of the end of the first half of each financial year; and quarterly reports within one month of the end of the first three months and the end of the first nine months of each financial year, respectively.

In addition to financial statements, Chinese companies often submit the reports of the board of directors, supervisors, and independent directors (collectively referred to as statutory reports) to shareholders for approval.

  The directors' report typically discuss the company's operations for the previous year, including a review of the company's performance, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company.

  The supervisors' report contains statements as to the company's performance, finances, related-party transactions, and other operating matters during the year. Supervisors review the company's various documents, management work reports, special reports, and major policy decision matters as presented in the company's shareholder meetings and board of directors meetings, and determine whether these are in accordance with prevailing laws and regulations.

These reports are usually included in the company's annual report and are ordinarily non-contentious in nature. ISS generally recommends voting for such requests unless:

  There are concerns about the accounts presented or audit procedures used; or

  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Voting requirement: this is an ordinary resolution.

Ordinary resolutions can be adopted by a majority of all attending shareholders.

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Dividend Distribution

In the guideline (Several Decisions over the Regulations on Cash Dividend Distribution of Listed Companies) issued by CSRC in 2008, it is required that, in order for a listed company to be eligible for a securities issuance (including stocks, convertible bonds, and other securities authorized by CSRC), the cumulative dividend distribution in the most recent three years shall not be less than 30 percent of the average annual distributable profit over the same period.

ISS generally recommends voting for approval of the allocation of income, unless:

  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

  The payout is excessive given the company's financial position.

Voting requirement: this is an ordinary resolution.

Ordinary resolutions can be adopted by a majority of all attending shareholders.

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Board of Directors

The Company Law of PRC (article 109) requires a company to have five to 19 directors on the board, whilst a 2001 CSRC guidance document requires that independent directors should represent at least one-third of the board, of which at least one independent director must be an accounting professional. Independent directors are subject to a maximum term of six years.

Meeting attendance of independent directors is required to be disclosed by the Code of Corporate Governance 2002. Independent directors who do not join in a board of directors meeting in person three consecutive times are required to step down and be replaced.

Election of Directors

Where independent directors represent at least one-third of the board, ISS will recommend supporting election of a board-nominated candidate unless:

  He or she is classified by the company as independent, but fails to meet the ISS criteria for independence;

  He or she has been a partner of the company’s auditor within the last three years, and is on the audit committee of the company; or

  He or she has attended less than 75 percent of board meetings over the most recent two years, without a satisfactory explanation.

Where independent directors represent less than one-third of the board, ISS will generally NOT support the election of a candidate if:

  He or she is classified by the company as independent, but fails to meet the ISS criteria for independence;

  He or she is an executive director. If more than one executive director is up for election, ISS will recommend against only one (typically, the director with the worst attendance record). Executives do not need to sit on the board for directors to access their expertise. Executives can be invited to board meetings to make presentations and answer questions.

  He or she is a representative of a substantial shareholder on a board where the reason independent directors constitute less than one-third of the board is because of a preponderance of executive directors and representatives of one substantial shareholder. In these cases, ISS will recommend against only one representative of the substantial shareholder (typically, the director with the worst attendance record);

  He or she has been a partner of the company’s auditor within the last three years, and is on the audit committee of the company; or

  He or she has attended less than 75 percent of board meetings over the most recent two years, without a satisfactory explanation.

In making these recommendations, ISS generally will not recommend against the election of the CEO or a company founder who is integral to the company.

Under extraordinary circumstances, ISS will recommend against individual directors, members of a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

  Failure to replace management as appropriate; or

  Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting requirement: this is an ordinary resolution.

Ordinary resolutions can be adopted by a majority of all attending shareholders.

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Voting for Director Nominees in Contested Elections

Vote case-by-case on the election of directors in contested elections, including election of shareholder nominees or the dismissal of incumbent directors. For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:

  Company performance relative to its peers;

  Strategy of the incumbents versus the dissidents;

  Independence of directors/nominees;

  Experience and skills of board candidates;

  Governance profile of the company;

  Evidence of management entrenchment;

  Responsiveness to shareholders;

  Whether a takeover offer has been rebuffed.

When analyzing proxy contests/ shareholder nominees, ISS focuses on two central questions: (1) Have the dissidents proved that board change is warranted? and (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value)?

It is not, however, uncommon in China for a major shareholder to propose shareholder nominees. While these candidates are technically shareholder nominees, they are usually presented with consent of and often at the request of management. ISS treats the election of these shareholder nominees as uncontested director election unless there is an indication of director contest.

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Board of Supervisors

Company Law of PRC requires that companies establish a supervisory board, and that this board consists of at least three members, with no less than one-third representing mass employees. These employee representatives are elected by employees and are not subject to shareholder approval in general meetings. Directors and senior executives are prohibited from serving as supervisors.

These supervisory boards are charged with overseeing company finances and supervising the conduct of directors and senior executives, with supervisors typically nominated by major shareholders of the company.

Election of Supervisors

ISS generally recommends voting for such candidates unless:

  He or she is a senior executive or director of the company;

  He or she has been a partner of the company’s auditor within the last three years; or

  There are concerns about the performance or conduct of an individual candidate.

Voting requirement: this is an ordinary resolution.

Ordinary resolutions can be adopted by a majority of all attending shareholders.

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Remuneration

Director Remuneration

According to Article 38 of Company Act, director and supervisor remuneration requires shareholder approval. In most cases, however, it is disclosed as an aggregate amount. One exception is the finance industry, where state-owned entities are subject to higher disclosure requirements.

ISS generally supports resolutions regarding directors' and supervisors' fees unless they are excessive relative to fees paid by other companies of similar size.

Voting requirement: this is an ordinary resolution.

Ordinary resolutions can be adopted by a majority of all attending shareholders.

Equity-based Compensation

Stock option plans and restricted stock schemes have become increasingly popular in China in recent years, with companies employing increasingly sophisticated schemes.

ISS will recommend voting against a stock option scheme if:

  The plan permits options to be issued with an exercise price at a discount to the current market price; and/or

  The maximum dilution level for the scheme exceeds ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods, as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value; and/or

   Directors eligible to receive options under the scheme are involved in the administration of the scheme; or

  The company fails to set challenging performance hurdles for exercising the stock options compared with its historical financial performance or the industry benchmarks.

Generally vote against a stock option scheme if:

  The scheme is proposed in the second half of the year and the measurement of the company's financial performance starts from the same year. The rationale is that the company's financial performance has been largely determined for that particular year and thus by linking the vesting conditions of part of the options to that year's financial performance, the company is providing incentives for the period of the second half only, which can either be too aggressive (if the target is far out of reach) or too insufficient (i.e., the target has already been reached).

ISS will recommend voting against a restricted stock scheme if:

  The grant price of the restricted shares is less than 50 percent of the average price of the company's shares during the 20 trading days prior to the pricing reference date;

  The maximum dilution level for the scheme exceeds ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods, as these features partially offset dilution concerns by reducing the likelihood that restricted shares will be unlocked unless there is a clear improvement in shareholder value;

  Directors eligible to receive restricted shares under the scheme are involved in the administration of the scheme; or

  The company fails to set challenging performance hurdles for unlocking the restricted shares compared with its historical financial performance or the industry benchmarks.

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Generally vote against a restricted stock scheme if:

  The scheme is proposed in the second half of the year and the measurement of the company's financial performance starts from the same year. The rationale is that the company's financial performance has been largely determined for that particular year and thus by linking the vesting conditions of part of the restricted stocks to that year's financial performance, the company is providing incentives for the period of the second half only, which can either be too aggressive (if the target is far out of reach) or too insufficient (i.e., the target has already been reached).

Voting requirement: This is a special resolution.

Special resolutions can be adopted by a super majority vote (2/3 or more) of all attending shareholders.

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Auditor (re)Appointment

The practice of auditors providing non-audit services to companies is problematic. While large auditors may have effective internal barriers to ensure that there are no conflicts of interest, an auditor's ability to remain objective becomes questionable when fees paid to the auditor for non-audit services such as management consulting, general bookkeeping, and special situation audits exceed the standard annual audit fees. While some compensation for non-audit services is customary, the importance of maintaining the independence of the auditor is paramount. If fees from non-audit services become significant without any clear safeguards against conflicts of interest, ISS recommends opposing the auditor's reappointment.

In China, the CSRC requires listed companies to disclose the aggregate amount of fees paid to the auditor, as opposed to component breakdowns.

With regard to the proposals to (re)appoint auditors, ISS will recommend supporting the appointment of auditors and authorizing the board to fix their remuneration, unless:

  There are serious concerns about the accounts presented or the audit procedures used;

  The auditor is being changed without explanation.; or

  Non-audit related fees are substantial or are routinely in excess of standard annual audit fees.

Whilst ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during three out of the five most recent financial years, ISS will ordinarily not recommend support for the reelection of the audit firm.

Voting requirement: this is an ordinary resolution.

Ordinary resolutions can be adopted by a majority of all attending shareholders.

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Capital Raising

Share issuance requests allow companies to issue shares to raise funds for general financing purposes. The CSRC stipulates in a document entitled "Measures for the Administration of the Issuance of Securities by Listed Companies 2006" (referred to as Measures 2006 hereafter) that:

  The number of new shares issued via a public rights offering shall not exceed 30 percent of the number of shares already issued, and a successful rights offering shall have subscription rate no less than 70 percent;

  Share issuances via a private placement shall be issued to not more than 10 specific parties;

  The share issue price for a private placement shall not be lower than 90 percent of the average trading price of the company's A shares 20 trading days from the benchmark date;

  The share lock-up period shall be 12 months for minority investors and 36 months for the controlling shareholder and actual controlling person of the company.

Chinese companies do not ask for general mandates to issue shares to third parties, rather they seek shareholder approval for a specific issuance. In analyzing such request, ISS will examine such requests on a case-by-case basis, with reference to the identity of the place, the use of proceeds, and a company's past share issuance requests.

Voting requirement: This is a special resolution.

Special resolutions can be adopted by a super majority vote (2/3 or more) of all attending shareholders.

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Debt Issuance Requests

The issuance of debt instruments is a commonly seen financing channel used by companies to finance projects and fund operations in China. In evaluating such proposals, the following factors will be considered:

  Rationale/use of proceeds: Why does the company need additional capital? How will that capital be used?

  Terms of the debts: Are the debt instruments convertible into equity? What are the interest rate and maturity? Any call or put options? Often these terms will not be determined until the time of issuance of debt instruments (or when the actual loan agreement is signed). The terms of the debts would generally be determined by the market conditions, and lack of disclosure concerning these terms should not be a cause for significant concern so long as the debt is not convertible into equity.

  Size: At a minimum, the size of the debt issuance/potential borrowing should be disclosed.

  The company's financial position: What is the company's current leverage and how does that compare to its peers? The risk of non-approval: What might happen if the proposal is not approved? Any alternative source of funding? Could the company continue to fund its operations? Would it hinder the company's ability to realize opportunities?

ISS will evaluate non-convertible debt issuance requests on a case-by-case basis, with or without preemptive right. ISS generally recommends voting for these proposals if:

  The size of the debt being requested is disclosed;

  A credible reason for the need for additional funding is provided;

  Details regarding the assets to be pledged are disclosed (for specific asset pledge proposal); and

  There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

A vote against will be warranted only in extremely egregious cases or where the company fails to provide sufficient information to enable a meaningful shareholder review.

For the issuance of convertible debt instruments, as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests, a vote for will be warranted. ISS will also recommend voting for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Moreover, where a general authority to issue debt or pledge assets is requested, in addition to the above criteria, ISS will oppose such a proposal if it could result in a potentially excessive increase in debt. A potential increase in debt may be considered excessive when:

  The proposed maximum amount is more than twice the company's total debt;

  It could result in the company's debt-to-equity ratio exceeding 300 percent (for non-financial companies); and

  The maximum hypothetical debt-to-equity ratio is more than three times the industry and/or market norm.

If ISS does not have data regarding the normal level of debt in that particular industry or market, only the company-specific information will be considered.

Voting requirement: this is an ordinary resolution.

Ordinary resolutions can be adopted by a majority of all attending shareholders.

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Amendments to Company Bylaws

Proposals to amend company bylaws are commonly seen at shareholder meetings. Companies usually disclose the details of the proposed amendments in their meeting circulars. Amendments are nearly always bundled together as a single voting resolution, and ISS' general approach is to oppose article amendments as a whole when they include changes ISS opposes. In general, ISS reviews amendments to company bylaws on a case-by-case basis.

Articles of Association

The following are some of the most common or significant types of changes.

  Change of registered capital to reflect the implementation of share issuance or stock dividend distribution;

  Change of the company's business scope and/or its address;

  Change of board size.

ISS generally recommends a vote for these amendments unless the details of the amendments are not disclosed, or the increase in the decision authority is considered excessive in the absence of a compelling justification from the company.

Voting requirement: This is a special resolution.

Special resolutions can be adopted by a super majority vote (2/3 or more) of all attending shareholders.

Other Company Bylaws

Other company bylaws include but are not limited to:

  Management System of Raised Funds

  Rules and Procedures Regarding Shareholder's Meeting;

  Rules and Procedures Regarding Supervisors' Meeting;

  Rules and Procedures for Election of Directors and Supervisors;

  Rules and Procedures Regarding Board of Directors' Meeting;

  Procedures for Endorsement and Guarantees.

Regarding these bylaw proposals, ISS generally recommends voting on a case-by-case basis.

Voting requirement: this is an ordinary resolution.

Ordinary resolutions can be adopted by a majority of all attending shareholders.

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Provision of Guarantees

Chinese companies often provide loan guarantees for subsidiaries, affiliates, and sometimes unrelated parties.

According to Article 9.11 in both Shanghai and Shenzhen stock exchange Listing Rules, shareholder approval shall be sought in the following situations:

  The amount of the guarantee is more than 10 percent of the last audited net asset value;

  The cumulative amount of the guarantee provision over the most recent 12-month period has already exceeded or will exceed 50 percent of the last audited net asset value with the addition of the new guarantee being proposed

  The guarantee-receiving party has a debt-to-asset ratio over 70 percent;

  The cumulative amount of the guarantee provision over the most recent 12-month period has already exceeded or will exceed 30 percent of the company's last audited total asset value with the addition of the new guarantee being proposed; or

  The cumulative amount of the guarantee provision over the most recent 12-month period has already exceeded or will exceed 50 percent of the last audited net asset value with the addition of the new guarantee being proposed and the absolute amount of the proposed guarantee exceeds CNY 50.00 million.

Such requests will be evaluated on a case-by-case basis. Generally vote against the provision of a guarantee where:

  The identity of the entity receiving the guarantee is not disclosed;

  The guarantee is being provided to a director, executive, parent company or affiliated entities where the company has no direct or indirect equity ownership; or

  The guarantee is provided to an entity in which the company's ownership stake is less than 75 percent; and such guarantee is not proportionate to the company's equity stake or other parties have not provided a counter guarantee.

When the proposed guarantee does not fall into the above criteria, ISS recommends a vote for such request provided that there are no significant concerns regarding the entity receiving the guarantee, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, or the terms of the guarantee agreement. Examples of such concerns include a previous default by the entity receiving the guarantee or a sub-investment grade credit rating.

Voting requirement: this is an ordinary resolution unless the cumulative amount of the guarantee provision has already exceeded or will exceed 30 percent of the company's last audited total asset value with the addition of the new guarantee being proposed.

Ordinary resolutions can be adopted by a majority of all attending shareholders.

Special resolutions can be adopted by a super majority vote (2/3 or more) of all attending shareholders.

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Related-Party Transactions

ISS assesses related-party transactions on a case-by-case basis. However, all analyses are conducted from the point of view of long-term shareholder value for the company's existing shareholders.

As with many Asian markets, two types of related-party transactions are commonly seen in China – the non-recurring transaction and the recurring service provision agreement. Commonly seen related-party transactions include (but are not limited to):

  Transactions involving the sale or purchase of goods;

  Transactions involving the sale or purchase of property and/or assets;

  Transactions involving the lease of property and/or assets;

  Transactions involving the provision or receipt of services or leases;

  Transactions involving the transfer of intangible items (e.g., research and development, trademarks, license agreements);

  Transactions involving the provision, receipt, or guarantee of financial services (including loans and deposit services);

  Transactions involving the assumption of financial/operating obligations;

  Transactions that include the subscription for debt/equity issuances; and

  Transactions that involve the establishment of joint-venture entities.

According to article 5.1 of Guidelines for Introducing Independent Directors to the Board of Listed Companies by CSRC, 2001 (referred to as Guidelines 2001 hereafter), independent directors must ratify any related-party transaction amounting to more than 5 percent of net assets or RMB 3 million, whilst at board meetings held to discuss such transactions interested directors must abstain from voting (PRC Company Law (article 125)).

Related-party transactions are regulated by Chapter 9 and 10 in the Listing Rules of Shanghai and Shenzhen Stock Exchange, with definitions of related parties and associated transactions given in articles 10.1.1, 10.1.3, and 10.1.5. These rules require that related parties abstain from voting on defined related-party transactions at shareholder meetings.

Articles 12 to 14 of the Code of Corporate Governance also include principles regarding the disclosure, pricing, and other issues involved in a typical related-party transaction.

ISS assesses related-party transactions on a case-by-case basis. However, all analyses are conducted from the point of view of long-term shareholder value for the company's existing shareholders.

Loan Financing Requests

Chinese companies often seek loan financing from banks, financial institutions, or controlling shareholders. Occasionally, companies also undertake to provide funding for subsidiaries, affiliates, or related parties. Generally, the funds obtained from the loan application are used by companies, subsidiaries, affiliates, and/or related parties to supplement working capital, fund ongoing projects, and take advantage of investment plans.

Article 10.2.3 of the Shanghai and Shenzhen Listing Rules documents prohibit the making of loans to directors, supervisors, or senior management either directly or through subsidiaries.

ISS analyzes loans and financing proposals on a case-by-case basis.

In assessing requests for loan financing provided by a related party:

  ISS will examine the stated uses of proceeds, the size or specific amount of the loan requested, along with interest rates to be charged. ISS also gives importance to, and seeks disclosure on, the specific relation of the party to be granted the loan to the company.

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In assessing requests to provide loan financing to a related party:

  ISS will examine the stated uses of proceeds, the size or specific amount of the loan requested, along with interest rates to be charged. ISS also gives importance to, and seeks disclosure on, the specific relation of the party to be granted the loan to the company.

  ISS will generally recommend shareholders vote against the provision of loans to clients, controlling shareholder, and actual controlling persons of the company.

Group Finance Companies

It is not uncommon for large companies in China to establish group finance companies (GFC) as an internal agent to accept deposits from, and make loans to, group companies. Shareholder approval is typically required when the company makes deposits to, obtains loans from, and/or receives other forms of financial services from a GFC.

Given that these GFCs may engage in intragroup lending, and that any default in the payment of loans awarded by finance companies to other members of the group may expose the company’s deposited funds to further risks, ISS will recommend that shareholders vote against requests to deposit monies with a GFC.

Voting requirement: this is an ordinary resolution.

Ordinary resolutions can be adopted by a majority of all attending shareholders.

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Mergers & Acquisitions

ISS recommends a vote on any merger or acquisition on a case-by-case basis, taking into consideration of following factors:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? If a fairness opinion has been prepared, it provides an initial starting point for assessing valuation reasonableness, but ISS also places emphasis on the offer premium, market reaction, and strategic rationale.

  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

  Negotiations and process - Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.

  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. ISS will consider whether these interests may have influenced these directors and officers to support or recommend the merger.

  Governance - Will the combined company have a better or worse governance profile than the respective current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Voting requirement: This is a special resolution.

Special resolutions can be adopted by a super majority vote (2/3 or more) of all attending shareholders.

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Proposals to Invest in Financial Products Using Idle Funds

Recently, there has been an increasing number of proposals to invest in financial products using idle funds by Chinese listed companies.

According to Article 9.3.2 of the listing rules, the company's external investments, including investment in financial products, with a cumulative amount more than 50 percent of its last audited net asset value and exceeding CNY 50 million in the previous 12 months, requires shareholder approval. In addition, China Securities Regulatory Commission (CSRC) issued a new regulation in late 2012 to allow listed companies to invest part of their idle raised funds in financial products with approval of shareholders.

ISS recommends a vote on these proposals on a case-by-case basis. Key factors for evaluating such requests include:

  Any known concerns with previous investments;

  The amount of the proposed investment relative to the company's assets;

  Disclosure of the nature of the products in which the company proposes to invest; and

  Disclosure of associated risks of the proposed investments and related risk management efforts by the company.

Voting requirement: this is an ordinary resolution.

Ordinary resolutions can be adopted by a majority of all attending shareholders.

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Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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2014 Russia and Kazakhstan Proxy Voting Guidelines

December 19, 2013

Institutional Shareholder Services Inc.

Copyright © 2013 by ISS

www.issgovernance.com

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ISS' 2014 Russia and Kazakhstan Proxy Voting Guidelines

Effective for Meetings on or after Feb. 1, 2014

Published Dec. 19, 2013

Introduction	4

1. OPERATIONAL ITEMS	5
Financial Results/Director and Auditor Reports	5
Appointment of Auditors and Auditor Fees	5
Appointment of Audit Commission Members	5
Early Termination of Powers of the Audit Commission	5
Allocation of Income	5
Amendments to Articles of Association	6
Change in Company Fiscal Term	6
Transact Other Business	6

2. BOARD OF DIRECTORS	6
Director Elections	6
Mechanics of the Cumulative Voting System in Russia and Kazakhstan	6
Disclosure of Nominee Names	7
ISS Classification of Directors	7
Early Termination of Powers of Board of Directors	8
Election of General Director (CEO)	8
Early Termination of Powers of General Director (CEO)	8
Contested Director Elections	8
Director, Officer, and Auditor Indemnification and Liability Provisions	9
Board Structure	9

3. CAPITAL STRUCTURE	9
Share Issuance Requests	9
Authorized Capital Increase Requests	9
Reduction of Capital Requests	9
Changes to Capital Structures	9
Preferred Stock Requests	10

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.

Debt Issuance Requests	10
Pledging of Assets for Debt	10
Share Repurchase Plans	10
Capitalization of Reserves for Bonus Issues/Increase in Par Value	11

4. COMPENSATION	11
Non-Executive Director Compensation	11
Equity-Based Compensation Guidelines	11

5. OTHER ITEMS	11
Reorganizations/Restructurings	11
Mergers and Acquisitions	11
Mandatory Takeover Bid Waivers	12
Expansion of Business Activities	12
Related-Party Transactions	12
Antitakeover Mechanisms	12
Shareholder Proposals	12
Social/Environmental Issues	13

DISCLOSURE/DISCLAIMER	14

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Introduction

The Law on Joint Stock Companies (JSC Law) is the main law regulating the activities of joint stock companies in Russia. Of particular importance are also the Federal Law on the Securities Market, which regulates the issuance and circulation of securities and the Listing Rules of the Moscow Exchange (latest update effective from 21 February 2013).

On 1 September 2013, the powers of the Federal Financial Markets Service (FFMS), Russia's securities commission, in the field of regulation, control and supervision in the financial markets were transferred to the Bank of Russia. The regulatory, supervisory, and oversight functions of the Bank of Russia in the field of financial markets will be fulfilled by the Financial Supervision Committee.

The Law on Joint Stock Companies (JSC Law) dated May 13, 2003, is the main law regulating the activities of joint stock companies in Kazakhstan.

The Committee for the Control and Supervision of the Financial Market and Financial Organizations of the National Bank of Kazakhstan, established in 2011, is the main regulator of the Kazakhstan's capital market. The Committee performs the functions of state control and supervision of activities of banks, insurance companies, pension and investment funds, and securities market entities, as well as protection of rights of consumers of financial services.

Legal and regulatory requirements are typically incorporated into the company's charter, which is the main document covering the governance of the company, and the internal regulations. Issuers in Russia and Kazakhstan have multiple internal documents stipulating the rules and procedures for the governing bodies of the company.

At the typical Russian AGM, shareholders will be asked to approve the following:

  Annual report and financial statements

  Allocation of Income, including payment of dividends

  Auditors' appointment

  Election of directors

  Election of audit commission members

  Related-party transactions and large-scale transactions

  Amendments to the Charter and other internal regulations

  Approval of director fees

  Approval of remuneration policy for non-executive directors.

This document outlines the ISS policy on the above resolutions. For proposals which typically appear on an infrequent basis at Russian and Kazakh meetings, and which are not covered in this document, ISS will refer to the EMEA Regional Policy as a framework for analysis.

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1. OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

Vote for approval of financial statements and director and auditor reports, unless:

  The financial statements and/or auditor's report are not disclosed or are incomplete

  There are concerns about the accounts presented or audit procedures used; or

  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote for the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

  There are serious concerns about the procedures used by the auditor;

  There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

  External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

  Name of the proposed auditors has not been published; or

  The auditors are being changed without explanation;

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend against the auditor (re)election

Appointment of Audit Commission Members

Vote for the election of the audit commission members where the number of nominees is equal to the number of seats on the audit commission unless:

  Adequate disclosure, including the nominees' names, has not been provided in a timely manner;

  There are serious concerns about the work and/or the composition of the audit commission;

  There are serious concerns about the statutory reports presented or the audit procedures used;

  There are serious concerns over questionable finances or restatements;

Where the number of nominees exceeds the number of seats on the audit commission, vote on a case-by-case basis considering the following factors:

  Nominees' independence and potential conflicts of interest;

  Nominees' qualifications, experience, and past track records;

  Current composition of audit commission;

Early Termination of Powers of the Audit Commission

ISS will recommend a vote for the early termination of powers of the audit commission unless there are any concerns with this proposal.

Allocation of Income

Vote for approval of the allocation of income, unless:

  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

  The payout is excessive given the company's financial position.

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Amendments to Articles of Association

Vote amendments to the articles of association on a case-by-case basis.

Change in Company Fiscal Term

Vote for resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Transact Other Business

Vote against other business when it appears as a voting item.

2. BOARD OF DIRECTORS

Director Elections

Mechanics of the Cumulative Voting System in Russia and Kazakhstan

Under a cumulative voting system, each share represents a number of votes equal to the size of the board that will be elected [i.e. if the board is composed of 10 directors, each company share will represent 10 votes]. These votes may be apportioned equally among the candidates or, if a shareholder wishes to exclude some nominees, among the desired candidates that remain.

It is important to recognize that in the context of director elections by cumulative voting, shareholders do not vote against any nominee, but rather support some of the nominees. This is an important distinction, as in some cases, shareholders may choose to support not all but rather a limited number of nominees.

ISS Policy

Where the number of candidates is equal to the number of board seats, vote for all independent director nominees (per ISS' classification of directors).

Where the number of candidates exceeds the number of board seats, vote for all or a limited number of the independent director nominees (per ISS' classification of directors) considering factors including, but not limited to, the following:

  Past composition of the board, including proportion of the independent directors vis-a-vis the size of the board;

  Nominee(s) qualification, knowledge, and experience;

  Attendance record of the directors nominees;

  Company's free float;

Where none of the director nominees can be classified as independent (per ISS' classification of directors), ISS will consider factors including, but not limited to, the following when deciding whether to recommend in favour of a candidate's (re)election:

  A director nominee, while not classified as independent per ISS' classification of directors, has been classified as independent per company's director classification criteria and/or any other directors classification criteria widely used in the market;

  A director nominee possesses adequate qualification, knowledge and experience;

  There are no specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities;

ISS may consider not supporting the election of an individual director in case:

  Adequate disclosure has not been provided in a timely manner;

  A director nominee has been involved in questionable transactions with conflicts of interest;

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  A director nominee has breached fiduciary duties or engaged in willful misconduct or gross negligence in his/her capacity as a director that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

  There are any records of abuses against minority shareholder interests.

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

At companies on the main index, ISS may recommend against all nominees, if none of the proposed candidates can be classified as independent non-executive directors (per ISS' classification of directors).

Vote on a case-by-case basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors may be best suited to add value for shareholders.

Disclosure of Nominee Names

ISS will recommend a vote against the election of directors at all companies if the names of the nominees are not disclosed in a timely manner prior to the meeting.

ISS Classification of Directors

Executive Director

  Any director who is disclosed as an employee or executive of the company;

  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

  Any director who is attested by the board to be a non-independent NED;

  Any director specifically designated as a representative of a significant shareholder of the company;

  Any director who is also an employee or executive of a significant shareholder of the company;

  Any director who is nominated by a significant shareholder, unless there is a clear lack of material[5] connection with the shareholder, either currently or historically;

  Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

  Government representative;

  Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

  Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

  Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

  Relative[1] of a current or former executive of the company or its affiliates;

  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

  Founder/co-founder/member of founding family but not currently an employee;

  Former executive (five-year cooling off period);

  Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.

  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

  No material[4] connection, either directly or indirectly, to the company (other than the board seat) or to a significant shareholder.

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Footnotes:

[1] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent. OR, A business relationship may be material if it is considered that it may be of significance the director.

[4] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Early Termination of Powers of Board of Directors

ISS will recommend a vote for the early termination of powers of the board of directors where such a proposal is supported by compelling justification.

ISS will recommend a vote against proposals seeking to alter the composition of the board and resulting in majority shareholder increasing its influence on the board.

Election of General Director (CEO)

Generally vote for the election of the general director, unless there are significant concerns with the proposed candidate and/or compelling controversies with the election process exist.

Early Termination of Powers of General Director (CEO)

ISS will recommend a vote for the early termination of powers of the general director where such a proposal is supported by compelling justification.

ISS will recommend a vote against proposals to terminate the powers of the general director if such proposals are not supported by compelling rationale.

Contested Director Elections

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors may be best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

  Company performance relative to its peers;

  Strategy of the incumbents versus the dissidents;

  Independence of directors/nominees;

  Experience and skills of board candidates;

  Governance profile of the company;

  Evidence of management entrenchment;

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  Responsiveness to shareholders;

  Whether a takeover offer has been rebuffed;

  Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

Board Structure

Vote for proposals to fix board size unless such a proposal will result in change of the size or structure of the board that will have a negative impact for minority shareholders.

Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

Vote for issuance requests with preemptive rights to a maximum of 100 percent of currently issued capital. Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a case-by-case basis on all requests, with or without preemptive rights.

Authorized Capital Increase Requests

Vote for non-specific proposals to increase authorized capital up to 100 percent of the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital Requests

Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavourable to shareholders. Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Changes to Capital Structures

Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

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Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock Requests

Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Share Repurchase Plans

Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

  A repurchase limit of up to 10 percent of outstanding issued share capital;

  A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and

  A duration of no more than five years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests. In such cases, the authority must comply with the following criteria:

  A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and

  A duration of no more than 18 months.

In addition, ISS will recommend against any proposal where:

  The repurchase can be used for takeover defences;

  There is clear evidence of abuse or risk of abuse;

  There is no safeguard against selective buybacks; and/or

  Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

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Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

4. COMPENSATION

Non-Executive Director Compensation

ISS will generally recommend a vote for proposals to award cash fees to non-executive directors, but will recommend a vote against where:

  Documents (including general meeting documents, annual report) provided prior to the general meeting do not disclose the fees paid to non-executive directors.

  Proposed amounts are excessive relative to other companies in the country or industry.

  The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.

  Proposals provide for the granting of stock options, or similarly performance-based compensation, to non-executive directors.

  Proposals introduce retirement benefits for non-executive directors.

And recommend a vote on a case-by-case basis where:

  Proposals include both cash and share-based components to non-executive directors.

  Proposals bundle compensation for both non-executive and executive directors into a single resolution.

Equity-Based Compensation Guidelines

ISS will generally recommend a vote for equity based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value. This assessment includes, but is not limited to, the following factors:

  The volume of awards transferred to participants must not be excessive:

  The potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following ISS guidelines:

  The shares reserved for all share plans may not exceed 5 percent of a company's issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable under ISS criteria (challenging criteria)*;

  The plan(s) must be sufficiently long-term in nature/structure: the minimum vesting period must be no less than three years from date of grant;

  The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount;

  If applicable, performance standards must be fully disclosed, quantified, and long-term, with relative performance measures preferred.

5.   OTHER ITEMS

Reorganizations/Restructurings

Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

Vote case-by-case on mergers and acquisitions taking into account all relevant available information.

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For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Expansion of Business Activities

Vote resolutions to expand business activities on a case-by-case basis.

Related-Party Transactions

In evaluating resolutions that seek shareholder approval of related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

  The parties on either side of the transaction;

  The nature of the asset transferred/service provided;

  The pricing of the transaction (and any associated professional valuation);

  The views of independent directors (where provided);

  The views of an independent financial adviser (where appointed);

  Whether any entities party to the transaction (including advisers) are conflicted; and

  The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company's business activities or capabilities or result in significant coast being incurred with little or no benefit.

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Social/Environmental Issues

Global Approach

Issues that may be covered include a wide range of topics, including consumer and product safety, environment and energy, labour covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

  If the issues presented in the proposal may more appropriately or effectively dealt with through legislation or government regulation;

  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

  Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

  If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

  If the proposal requests increased disclosure, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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2013 Australian Proxy Voting Guidelines

December 19, 2012

Institutional Shareholder Services Inc.

Copyright © 2012 by ISS

www.issgovernance.com

ISS' 2013 Australian Proxy Voting Guidelines

Effective for Meetings on or after October 1, 2012

Published Dec. 19, 2012

The following guidelines apply to ASX-registered issuers and those entities listed on the ASX and domiciled in countries not covered by a separate ISS policy. Furthermore, ISS notes that proxy season for annual general meetings (“AGMs”) in Australia typically occurs in the October-November timeframe. As such, in light of any potential policy changes that may occur for this market prior to the upcoming 2013 AGM season, these guidelines may be amended accordingly.

INTRODUCTION	4

Overview

GENERAL	5

Company Name Change	5

Significant Change in Activities	5

Capital Structure	5

Multiple Voting Rights	5

Non-Voting Shares	5

Mergers and Demergers	6

Financial Statements	6

SHARE CAPITAL	7

Reduction of Share Capital: Cash Consideration Payable to Shareholders	7

Reduction of Share Capital: Absorption of Losses	7

Buybacks	7

Issue of Shares (Placement): Advance Approval	7

Issue of Shares (Placement): Retrospective Approval	8

BOARD OF DIRECTORS	9

Director Age Limits	9

Alteration of the Number of Directors	9

Classification of Directors	9

Election of Directors	11

Combination of CEO and Chairperson	12

Removal of Directors	12

REMUNERATION	13

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Remuneration Report	13

Remuneration of Non-Executive Directors: Increase in Aggregate Fee Cap	13

Remuneration of Non-Executive Directors: Approval of Share Plan	14

Remuneration of Executive Directors: Share Incentive Schemes	14

Remuneration of Executives: Options and Other Long-Term Incentives	14

Long-Term Incentive Plan Amendments	17

Termination benefit approvals	17

AUDITORS	19

Reappointment of Auditor, and Authorization for the Directors to Set Auditor's Remuneration	19

Appointment of a New Auditor	19

SOCIAL/ENVIRONMENTAL ISSUES	20

MISCELLANEOUS	21

Constitutional Amendment	21

Renewal of "Proportional Takeover" Clause in Constitution	21

DISCLOSURE/DISCLAIMER	22

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INTRODUCTION

The principle underpinning all ISS' recommendations is that shareholders are the owners of listed companies. 1 As such, they are entitled to assess every resolution that seeks their approval in terms of how it affects their interests as the owners of the company.

Overview

Regularly occurring agenda items include:

  Consideration of the financial statements and reports (not normally a voting item);

  Election of directors;

  Non-binding vote on the remuneration report;

  Approving issue of options (or other equity securities) to directors;

  Approving an increase in the aggregate non-executive director fee cap;

  Approving changes to the company's constitution (requiring a 75-percent majority of votes cast).

1 The same principles will be applied to listed entities that are not ‘pure’ companies, such as trusts and stapled securities.

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GENERAL

Company Name Change

ISS Recommendation: Generally, FOR

ISS views decisions about the company name as best left to management. Typically, name changes are proposed to align the company name more closely with its primary businesses and activities and/or to simplify the company name. Such changes are usually made without detracting from market recognition of the company's identity and activities.

Significant Change in Activities

ISS Recommendation: Generally, FOR

ISS generally recommends FOR resolutions to change the nature or scale of business activities (ASX Listing Rule 11.1) provided the notice of meeting and explanatory statement provide a sound business case for the proposed change.

Capital Structure

Capital structures are generally non-contentious in Australia. Each fully paid ordinary share carries one vote on a poll and equal dividends. Partly paid shares, which are rare, normally carry votes proportional to the percentage of the share paid-up. Companies may also issue redeemable shares, preference shares, and shares with special, limited, or conditional voting rights. Shares with differing amounts of votes constitute different classes of shares, but, in practice, shares with limited or enhanced voting rights are seldom, if ever, seen in Australia outside of a handful of externally managed infrastructure entities.

Multiple Voting Rights

ISS Recommendation: Generally, AGAINST

ISS will recommend AGAINST proposals to create a new class of shares with superior voting rights.

Shareholders are better off opposing dual-class proposals on the grounds that they contribute to the entrenchment of management and allow for the possibility of management acquiring superior voting shares in the future. Empirical evidence also suggests that companies with simple capital structures also tend toward higher valuation because they are easier for investors to understand.

Non-Voting Shares

ISS Recommendation for introduction: CASE-BY-CASE

ISS Recommendation for cancellation: Generally, FOR

ISS will recommend FOR proposals to create a new class of non-voting or subvoting shares only if:

  It is intended for financing purposes with minimal or no dilution to current shareholders;

  It is not designed to preserve the voting power of an insider or significant shareholder.

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Mergers and Demergers

ISS Recommendation for introduction: CASE-BY-CASE

ISS will generally recommend FOR mergers and acquisitions, and demergers/spinoffs, unless:

  The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;

  The company's structure following the acquisition or merger does not reflect good corporate governance;

  There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer.

ISS will recommend AGAINST if the company does not provide sufficient information upon request to make an informed voting decision.

Financial Statements

ISS Recommendation: Generally, FOR

ISS will recommend FOR approval of financial statements and director and auditor reports, unless:

  There are concerns about the accounts presented or the audit procedures used;

  The company is not responsive to shareholder questions about specific items that should be publicly disclosed. Australian companies are not required to submit their annual accounts and reports to a shareholder vote.

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SHARE CAPITAL

Reduction of Share Capital: Cash Consideration Payable to Shareholders

ISS Recommendation: Generally, FOR

A company's decision to reduce its share capital, with an accompanying return of funds to shareholders, is usually part of a capital-management strategy. It is commonly an alternative to a buyback or a special dividend.

Such a reduction is normally effected proportionately against all outstanding capital, and therefore does not involve any material change relative to shareholder value. Thus, ISS generally recommends that shareholders vote for these proposals.

Reduction of Share Capital: Absorption of Losses

ISS Recommendation: Generally, FOR

This type of capital reduction does not involve any funds being returned to shareholders. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. ISS usually supports such proposals as they are considered to be routine accounting measures.

Buybacks

ISS Recommendation: Generally, FOR

ISS generally recommends FOR requests to repurchase shares, unless:

  There is clear evidence available of past abuse of this authority;

  It is a selective buyback, and the notice of meeting and explanatory statement does not provide a sound business case for it.

ISS considers the following conditions in buyback plans: limitations on a company's ability to use the plan to repurchase shares from third parties at a premium; limitations on the exercise of the authority to thwart takeover threats; and a requirement that repurchases be made at arms-length through independent third parties.

Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. ISS considers that when timed correctly, buybacks are a legitimate use of corporate funds and can add to long-term shareholder returns.

Issue of Shares (Placement): Advance Approval

ISS Recommendation: CASE-BY-CASE

The ASX Listing Rules contain a general cap on non-pro rata share issues of 15 percent of total equity in a rolling 12-month period. Listing Rule 7.1 allows shareholders to vote to carve out from the "15-percent-in-12-months" cap a particular, proposed issue of shares. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 15-percent-in-12-months cap for the company.

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Vote CASE-BY-CASE on all requests taking into consideration:

  Dilution to shareholders;

  In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders not participating in the placement will suffer dilution. While conventions regarding this type of authority vary widely among countries, ISS routinely supports issuance requests without preemptive rights for up to 20 percent of a company's outstanding capital;

  Discount/premium in purchase price to the investor;

  Use of proceeds;

  Any fairness opinion;

  Results in a change in control;

  Financing or strategic alternatives explored by the company;

  Arms-length negotiations;

  Conversion rates on convertible equity (if applicable).

Issue of Shares (Placement): Retrospective Approval

ISS Recommendation: CASE-BY-CASE

Listing Rule 7.4 allows shareholders to vote to carve out from the 15-percent-in-12-months cap an issue of shares made some time in the previous 12 months. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 15-percent in-12-months cap for the company.

Australian companies routinely seek approval of previous share distributions. As long as the prior issuances conform to ISS guidelines on share issuances in terms of dilution (see above), we routinely recommend in favor of such proposals.

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BOARD OF DIRECTORS

Director Age Limits

ISS Recommendation: Generally, AGAINST

The Australian Corporations Act no longer includes an age limit for directors of public companies. ISS supports resolutions seeking to remove the age limitation contained in companies' constitutions in order to bring them in line with the Australian Corporations Act.

ISS considers that age should not be the sole factor in determining a director's value to a company. Rather, each director's performance should be evaluated on the basis of his or her individual contribution and experience. As long as directors are able to fulfill their fiduciary responsibility to shareholders, ISS does not consider they should be disqualified from remaining in office.

Alteration of the Number of Directors

ISS Recommendation: CASE-BY-CASE

The Australian Corporations Act requires a minimum of three directors for public companies. There is no maximum limit set out in the Act, although company constitutions may set a maximum limit. ISS considers these proposals on a case-by-case basis, but is generally supportive of resolutions that set a maximum limit on board size.

ISS generally recommends AGAINST resolutions that seek to remove any maximum limit on board size.

All proposals to alter board size during a proxy fight or other possible contests for control should be opposed. Allowing directors to alter the terms of a contest while it is under way is not in shareholders' interests, as this tactic could be used to thwart a takeover that is in shareholders' interests.

Classification of Directors

ISS classifies directors as executive, non-independent non-executive, or independent non-executive. ISS' definition of an independent director uses the Financial Services Council (FSC, formerly the Investment and Financial Services Association or IFSA) definition as its core. The FSC definition closely reflects the definition used by the ASX Corporate Governance Council. The FSC defines an independent director as a non-executive director who:

  Is not a substantial shareholder (or an executive or associate of a substantial shareholder) of the company;

  Has not within the last three years been employed by the company in an executive capacity, or been a director after ceasing to hold any such employment;

  Has not within the last three years been a principal or employee of a material professional adviser or material consultant to the corporate group;

  Is not a material supplier/customer of the corporate group (or an executive or associate of a material supplier/customer);

  Does not have a material contractual relationship with the corporate group;

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  Is free from any other interest and any business or other relationship with the corporate group. ISS interprets this definition as follows:

Substantial Shareholders

  A “substantial” shareholder is a shareholder controlling 5 percent or more of the voting rights in the company.

  Where a person is a non-executive director of a substantial shareholder, he or she is classified as independent (unless a separate reason exists for classifying as non-independent). However, if the person is specifically designated as a representative of the substantial shareholder, he or she is classified as non-independent.

Former Executives

  The three-year rule is treated as a genuine “cooling off” period. Therefore, a non-executive director is treated as affiliated if he or she has previously been employed in an executive capacity by the company or another group member, and there was not a period of at least three years between ceasing such employment and serving on the board.

Advisers, Suppliers, Customers

  Where a person is a non-executive director of a material adviser/supplier/customer, and not a major shareholder (or partner) in the material adviser/supplier/customer, he or she is classified as independent (unless a separate reason exists for classifying as non-independent).

  The materiality threshold for transactions is A$500,000 per annum for large advisers/suppliers/customers and A$50,000 per annum for small advisers/suppliers/customers. “Large” advisers include all major law, accounting and investment banking firms. These thresholds are assessed by looking at transactions during the two most recent financial years.

Residual

  A company founder is classified as non-independent under the “residual” category (other interests or relationships) even if he or she is no longer a substantial shareholder.

  A relative of a substantial shareholder, or of a current or former executive, is classified as non-independent under the residual category.

  If the company's annual report classifies a director as non-independent without further information, he or she is classified as non-independent under the residual category.

  There is no hard and fast rule about tenure (length of time on the board) impacting independence. However, a non-executive director who has served 20 or more years would be classified as non-independent under the residual category.

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Election of Directors

ISS considers the overall composition of the board, and of the audit, remuneration, and nomination committees, as well as individual directors' attendance records.

ISS will also consider the history of a particular director when deciding whether to recommend in favor of their (re)election. Examples of circumstances where ISS will consider recommending AGAINST a director's (re)election, regardless of board composition, are when a director has had significant involvement with a failed company and/or where a director has in the past appeared not to have acted in the best interests of all shareholders.

Where there is a majority-independent board (greater than 50 percent), ISS will recommend FOR the (re)election of a board-nominated director unless:

  He or she is executive and chairperson, and no "lead director" has been appointed from among the independent directors (recommend AGAINST; but if he or she is company founder and integral to the company, recommend FOR);

  He or she is executive (but not the CEO) and is on the audit committee (recommend AGAINST);

  He or she is non-independent due to being a former partner or employee of the company's auditor, and is on audit committee (recommend AGAINST);

  He or she is executive (but not the CEO) and is on the remuneration committee, and the remuneration committee is not majority-independent (recommend AGAINST);

  He or she has attended less than 75 percent of board and committee meetings over the most recent two years, without a satisfactory explanation (recommend AGAINST);

  He or she sits on more than five other listed company boards (counting a chair as equivalent to two board positions), or is an executive director and holds more than one non-executive directorship at unrelated listed companies (recommend AGAINST, in the absence of exceptional circumstances).

Where there is not a majority-independent board (less than or equal to 50 percent):

  Generally recommend AGAINST executive directors (except the CEO and founders integral to the company) because executives do not need to sit on the board for directors to access their expertise. It is common in Australia for senior executives to be invited to board meetings to make presentations and answer questions;

  Recommend AGAINST a representative of a substantial shareholder on a board where the reason independent directors constitute a minority of the board is because of a preponderance of executive directors and representatives of one substantial shareholder. In these cases, ISS will recommend against only one representative of the substantial shareholder (typically, the director with the worst attendance record);

  Recommend AGAINST any director who is non-independent due to being a former partner or employee of the company's auditor, and is on the audit committee;

  Recommend AGAINST any director who has attended less than 75 percent of board and committee meetings over the most recent two years, without a satisfactory explanation;

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  Recommend AGAINST any director who sits on more than five other listed company boards (counting a chair as equivalent to two board positions), or is an executive director and holds more than one non-executive directorship at unrelated listed companies, unless exceptional circumstances exist.

Recommend AGAINST shareholder-nominated candidates who lack board endorsement, unless they demonstrate a clear ability to contribute positively to board deliberations.

Under extraordinary circumstances, recommend AGAINST directors individually, on a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company; or

  Failure to replace management as appropriate; or

  Egregious actions related to the director(s)' service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Combination of CEO and Chairperson

ISS Recommendation: CASE-BY-CASE

ISS supports the separation of the roles of chairperson and CEO in principle but acknowledges that there may be certain mitigating factors to counterbalance a board structure where the roles are combined, such as the appointment of a lead director. ISS also considers companies should be allowed the discretion in exceptional circumstances to temporarily combine the roles if adequate justification is provided. If the company combines these two positions into one person, then the company must provide for adequate control mechanisms.

Removal of Directors

ISS Recommendation: CASE-BY-CASE

The major decision factors are:

  Company performance relative to its peers;

  Strategy of the incumbents versus the dissidents;

  Independence of directors/nominees;

  Experience and skills of board candidates;

  Governance profile of the company;

  Evidence of management entrenchment;

  Responsiveness to shareholders.

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REMUNERATION

Remuneration Report

ISS Recommendation: CASE-BY-CASE

ISS' approach is to ascertain, from the remuneration report, the key positive and negative features of the company's approach to executive and non-executive remuneration, and then make a voting recommendation after balancing those positive and negative features. An assessment is made of both (a) the way in which the company pays its executives and non-executive directors and (b) the adequacy and quality of the company's disclosure.

In relation to (a), ISS' approach to long-term incentive plans and option plans is covered in “Remuneration of Executives: Options and Other Long-Term Incentives” below.

Remuneration of Non-Executive Directors: Increase in Aggregate Fee Cap

ISS Recommendation: CASE-BY-CASE

This type of resolution seeks shareholder approval for an increase in the maximum aggregate level of fees able to be paid to the company's non-executive directors. It is a requirement of the ASX Listing Rules for companies to obtain shareholder approval for any increase in the fee cap.

When assessing requests for an increase in the fee cap, ISS applies a case-by-case approach taking into account the following factors:

  The size of the proposed increase;

  The level of fees compared to those at peer companies;

  The explanation the board has given for the proposed increase;

  Whether the company has discontinued retirement benefits;

  The company’s absolute and relative performance over (at least) the past three years based on measures such as (but not limited to) share price, earnings per share and return on capital employed;

  The company’s policy and practices on non-executive director remuneration, including equity ownership;

  The number of directors presently on the board and any planned increases to the size of the board;

  The level of board turnover.

If the company has an active retirement benefits plan for non-executive directors, recommend AGAINST the increase. ISS also will recommend AGAINST a fee cap increase where a company is seeking an increase after a period of poor absolute and relative performance, where the same board (or largely the same board) has overseen this period of poor performance and where the fee cap increase is not being sought for the purposes of board renewal.

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Remuneration of Non-Executive Directors: Approval of Share Plan

ISS Recommendation: Generally, FOR

This type of resolution seeks shareholder approval for the company's non-executive directors to receive some of their fees in the form of shares rather than cash. The reason for the resolution is that listed companies can only issue equity securities to directors if shareholders approve such issuances in advance (Listing Rule 10.14).

The ISS recommendation in such cases is generally FOR because all three key sets of guidelines in Australia (ASX Corporate Governance Council, FSC, and those of the Australian Council of Super Investors - ACSI) support companies taking steps to encourage non-executive directors to acquire a material shareholding.

Remuneration of Executive Directors: Share Incentive Schemes

ISS Recommendation: CASE-BY-CASE

ISS takes a similar approach to share incentive schemes as it does to share option plans (see “Remuneration of Executives: Options and Other Long-Term Incentives” below).

Share incentive schemes in Australia usually provide for “performance rights,” “performance shares,” “conditional rights,” or similar instruments, all of which are economically zero exercise price options (ZEPOs).

A smaller number of share incentive schemes are structured as loan-funded share plans.

Remuneration of Executives: Options and Other Long-Term Incentives

ISS Recommendation: CASE-BY-CASE

In Australia, there is no statutory or listing rule requirement for companies to put share option plans or other long-term incentive plans before shareholders for approval. Some companies choose to seek shareholder approval of a plan so that options or other equity instruments issued under it do not count toward the “15 percent in 12 months” dilution cap (see “Issue of Shares (Placement): Advance Approval”, above).

Under ASX Listing Rule 10.14, companies must seek shareholder approval for any grant of options or shares to a director. However, there is a carve-out for grants of shares where those shares were purchased on-market rather than being newly issued. This carve-out was introduced in a controversial amendment to Listing Rule 10.14 in October 2005. In ISS' view - reflecting the views of many institutional investors in Australia - the carve-out is inappropriate, and long-term incentive grants of shares to executive directors should be put to shareholders for a vote, regardless of whether the shares are newly issued or purchased on market. If a company utilizes the Listing Rule 10.14 carve-out, this is treated as a negative factor in ISS' assessment of the Remuneration Report.

ISS reviews long-term incentive plans and share option plans (and proposed grants of options and shares to particular directors) according to the following criteria:

Exercise Price

  Option exercise prices should not be at a discount to the market price at the grant date. (Many Australian companies now issue performance rights or performance shares, which are ZEPOs. These are not treated as “discounted” options, but the following requirements in terms of vesting period, performance hurdles, etc., apply equally.)

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  Plans should not allow the repricing of underwater options.

Vesting Period

  Should be appropriate time restrictions before options can be exercised (if 50 percent or more of securities can vest in two years or less, this is too short).

Performance Hurdles

  Generally, a hurdle that relates to total shareholder return (TSR) is preferable to a hurdle that specifies an absolute share price target or an accounting measure of performance (such as earnings per share: EPS).

  Where a relative hurdle is used (comparing the company's performance against a group of peers or against an index), no vesting should occur for submedian performance, and the peer group should be defensible (e.g. not too small, and not “cherry picked”).

  A sliding-scale hurdle – under which the percentage of options/rights that vest increases according to a sliding scale of performance (whether absolute or relative) – is generally preferable to a hurdle under which 100 percent of options vest once a single target is achieved.

  Where an absolute share-price target is used, executives can be rewarded by a rising market even if their company does relatively poorly. In addition, even if a share-price hurdle is set at a significantly higher level than the prevailing share price, then the hurdle may not be particularly stretching if the option has a long life and there are generous retesting provisions.

  An accounting-related hurdle does not necessarily require that shareholder value be improved before the incentive vests. In other words, with an accounting performance hurdle, it is possible for incentives to vest – and executives to be rewarded – without any medium to long-term improvement in shareholder return having been delivered. Growth in EPS may, but does not always, translate into a material increase in share price and dividends over the medium to long term.

  Two different types of options should be distinguished: (1) grants of market-exercise-price options (traditional options), and (2) ZEPOs. Traditional options have an in-built share price appreciation hurdle, because the share price must increase above its level at the grant date for the executive to have an incentive to exercise. ZEPOs have no exercise price; the executive pays nothing to the company on exercising the rights. An EPS hurdle can lead to executive reward without any increase in shareholder return if the instruments are ZEPOs, but not if they are traditional options. Therefore, an EPS hurdle can more readily be supported if traditional options, rather than ZEPOs, are being granted.

  For an EPS target to be sufficiently stretching, the target should specify a hurdle that will require EPS to have grown significantly. In assessing whether an EPS hurdle is sufficiently stretching for a particular company, ISS will consider the EPS forecasts for a particular company produced and published by analysts and any earnings guidance provided by management. If a sliding-scale EPS hurdle is used, a significant proportion of the options should vest only for EPS performance that exceeds consensus analyst forecasts.

Retesting

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  A retest is where the performance hurdle has not been achieved during the initial vesting period, and the plan permits further testing of the performance hurdle on a later date or dates. Many investors in markets like the U.K. do not support retesting of performance criteria on share options or other share-based incentive awards, arguing that retesting undermines the incentive value of such awards. However, such provisions have not been uncommon in the Australian market. At the same time, however, as companies have moved toward annual grants of awards that mitigate the concerns over “cliff-vesting” and the increasingly held view among institutions that retesting does not constitute best practice, companies are encouraged to review such practices and move toward reducing the number of retests to a small number, if not eliminating retesting altogether.

  In cases where retesting exists, ISS will evaluate the type of retesting, either fixed-base or rolling, and the frequency of the retesting. (Fixed-base testing means performance is always tested over an ever-increasing period, starting from grant date. This is less concerning than retesting from a rolling start date.) Where a company has a particularly generous retesting regime, and has not committed to reduce the number of retests to a small number, ISS will recommend AGAINST a resolution to approve the scheme in question, or a grant of options/rights under the scheme. This may also lead to an AGAINST recommendation on the remuneration report, depending on other aspects of executive and non-executive pay. In the case of new plans, ISS considers that companies should not include retesting provisions as a matter of best practice, but will take a case-by-case approach in such instances.

Transparency

Methodology for determining exercise price should be disclosed.

  Shareholders should be presented with sufficient information to determine whether the scheme will reward superior future performance.

  Proposed volume of securities which may be issued should be disclosed to enable shareholders to assess dilutionary impact.

  Time restrictions before options can be exercised should be disclosed.

  Any restrictions on disposing of shares received should be disclosed.

  Full cost of options to the company should be disclosed.

  Method used to calculate cost of options should be disclosed, including any discount applied to account for the probability of equity incentives not vesting.

  Method of purchase or issue of shares on exercise of options should be disclosed.

Dilution of Existing Shareholders' Equity

  Aggregate number of shares and options issued under all employee and executive incentive schemes should not exceed 10 percent of issued capital.

Level of Reward

  Value of options granted (assuming performance hurdles are met) should be consistent with comparable schemes operating in similar companies.

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Eligibility for Participation in the Scheme

  Scheme should be open to all key executives.

  Scheme should not be open to non-executive directors.

Other

  Plans should include reasonable change-in-control provisions (i.e. pro rata vesting time and size of awards).

  Plans should include "good" leaver/"bad" leaver provisions to minimize excessive and unearned payouts (see below for a discussion of ISS specific approach to resolutions seeking approval for termination benefits to executives generally and under equity plans).

In summary, ISS generally opposes plans, and proposed grants under plans, if any of the following apply:

  Exercise price is discounted;

  Vesting period is too short;

  Performance hurdles are not sufficiently demanding (although ISS will take into account whether the plan is used for a wide group of employees in evaluating performance hurdles under a particular plan);

  Extensive retesting of performance criteria is permitted over an extended time period if the original performance criteria are not met during the initial testing period;

  Plan allows for excessive dilution;

  Company failed to disclose adequate information regarding any element of the scheme.

Long-Term Incentive Plan Amendments

ISS recommendation: CASE-BY-CASE

When evaluating amendments to existing plans ISS initially uses its long-term incentive plan guidelines (see above). ISS then determines if the amendment is improving/removing negative features or if it is exacerbating such features. If the amendment is eliminating negative features, the amendment could potentially be supported. However, if the amendment is neutral, ISS would recommend AGAINST the amendment to express dissatisfaction with the underlying terms of the plan.

Termination benefit approvals

ISS recommendation: CASE-BY-CASE

Amendments to the Australian Corporations Act in November 2009 capped allowable (i.e. without shareholder approval) "termination benefits" to senior executives at 12 months' base pay. Formerly the Corporations Act required shareholder approval only where the termination payment was in excess of seven times total remuneration. Companies are able to seek approval of such payments, including benefits from unvested equity grants on termination, in advance including by seeking general approval for vesting of equity incentives on termination under a specific equity plan.

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ISS will generally recommend AGAINST resolutions seeking approval of termination payments for executives in excess of the statutory maximum (i.e. 12 months' base pay), except where there is clear evidence that the termination payment would provide a benefit to shareholders.

In cases where approval is sought for termination benefits under any equity plan, vote FOR the provision of termination benefits under the plan in excess of 12 months' base salary, only if the approval is for three years or less and no vesting without satisfaction of sufficiently demanding performance hurdles is permitted.

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AUDITORS

Reappointment of Auditor, and Authorization for the Directors to Set Auditor's Remuneration

ISS Recommendation: Generally, FOR

This type of resolution is not required under Australian law, and so it arises for ASX-listed companies that are incorporated in the United Kingdom, Papua New Guinea, and other countries where annual reappointment of the auditor is a statutory requirement.

ISS will recommend FOR appointment of auditors and authorizing the board to fix their remuneration, unless:

  There are serious concerns about the accounts presented or the audit procedures used;

  Non-audit related fees are substantial or are routinely in excess of standard annual audit fees.

Appointment of a New Auditor

ISS Recommendation: Generally, FOR

Whenever an Australian public company changes its auditor during the year, it is required to put the auditor up for election by shareholders at the next AGM. Often a new auditor is selected by the board during the year and may or may not have started work by the time the shareholders vote on its election.

Unless there is some compelling reason why a new auditor selected by the board should not be endorsed, the recommendation is FOR. A compelling reason might be a past association as auditor during a period of financial trouble.

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Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

  Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

  If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

  If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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MISCELLANEOUS

Constitutional Amendment

ISS Recommendation: CASE-BY-CASE

Proposals to amend the company's constitution are required to be approved by a special resolution (75-percent majority of votes cast).

Proposals range from a general updating of various clauses to reflect changes in corporate law and ASX Listing Rules, to complete replacement of an existing constitution with a new "plain language," and updated, version.

Renewal of "Proportional Takeover" Clause in Constitution

ISS Recommendation: Generally, FOR

The Australian Corporations Act allows a company to include in its constitution a clause that requires shareholder approval for a proportional (partial) takeover offer to be made. Under this type of clause, a proportional takeover offer cannot proceed to be mailed out to shareholders until after the company has held a general meeting at which shareholders vote on whether to allow the offer to be made. The clause can remain in the constitution for a maximum of three years. It is standard practice among ASX-listed companies to ask their shareholders to reinsert the clause into the constitution, at every third AGM. The clause cannot be used as a management entrenchment device given that if a shareholder meeting to vote on the approval of the making of a proportional bid is not held within 14 days of the bid expiry deadline, allowing the bid to be made will be taken as approved.

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DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers. The Information may not be reproduced or redisseminated in whole or in part without prior written permission of ISS.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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2013 New Zealand Proxy Voting Guidelines

December 19, 2012

Institutional Shareholder Services Inc.

Copyright © 2012 by ISS

www.issgovernance.com

ISS' 2013 New Zealand Proxy Voting Guidelines

Effective for Meetings on or after October 1, 2012

Published Dec. 19, 2012

The following guidelines apply to NZSX-registered issuers and those entities listed on the NZSX and domiciled in countries not covered by a separate ISS policy. Furthermore, ISS notes that proxy season for annual general meetings (“AGMs”) in New Zealand typically occurs in the October-November timeframe. As such, in light of any potential policy changes that may occur for this market prior to the upcoming 2013 AGM season, these guidelines may be amended accordingly.

INTRODUCTION	4

Disclosure	4

BOARD OF DIRECTORS	5

Director Age Limits	5

Alteration of the Number of Directors	5

Classification of Directors	6

Election of Directors	8

Removal of directors	9

GENERAL	10

Company Name Change	10

Significant Change in Activities	10

CAPITAL STRUCTURE	11

Multiple Voting Rights	11

Non-Voting Shares	11

MERGERS AND DEMERGERS	12

SHARE CAPITAL	13

Reduction of Share Capital: Absorption of Losses	13

Issue of Shares (Placement): Advance Approval	13

Issue of Shares (Placement): Retrospective Approval	14

REMUNERATION	15

Remuneration of Non-executive Directors – Increase in Aggregate Fee Cap	15

Remuneration of Non-executive Directors – Issue of options	15

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Transparency of CEO incentives	16

Remuneration of Executives: Options and Other Long-Term Incentives	16

Exercise price	16
Vesting period	16
Performance hurdles	16
Dilution of existing shareholders’ equity	18
Level of reward	18
Who can participate in the scheme?	18
Other	19

Remuneration: Shareholder resolutions	19

SOCIAL/ENVIRONMENTAL ISSUES	20

MISCELLANEOUS	21

Constitutional Amendment	21

DISCLOSURE/DISCLAIMER	22

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INTRODUCTION

The principle underpinning all ISS' recommendations is that shareholders are the owners of listed companies. 1 As such, they are entitled to assess every resolution that seeks their approval in terms of how it affects their interests as the owners of the company.

Disclosure

Shareholders in listed companies are entitled to clear and meaningful disclosure of company finances, the names, roles, and experience of directors and senior management, and the remuneration paid to directors, auditors, and executives, as well as any other transactions between the company and associates of its management.

In addition, shareholders as owners should receive information on the internal and external governance mechanisms of a company, including the details of membership of board committees, attendance at board and committee meetings by directors, and disclosure of committee charters and/or responsibilities. Adequate disclosure on governance mechanisms includes the disclosure of the number of votes cast FOR, AGAINST, and ABSTAIN on particular resolutions at company meetings.

In the absence of such disclosures, shareholders will lack sufficient information to assess how their interests as owners are being safeguarded. In cases where disclosure is generally inadequate, ISS will consider on a case-by-case basis recommending AGAINST resolutions such as the election of directors, especially the chairperson, the acceptance of financial statements, and, where necessary and appropriate, any other resolution.

1 The same principles will be applied to listed entities that are not ‘pure’ companies, such as trusts and stapled securities.

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BOARD OF DIRECTORS

In assessing resolutions concerning directors, ISS will consider the following:

  Directors are the stewards of the shareholders’ company;

  As such, directors should act in the interests of the company;

  Directors are best placed to provide oversight of the management and operations of a company;

  Directors should be responsive to the wishes of the shareholders whose interests they serve.

As a general principle, ISS supports boards having a majority of independent non-executive directors with an independent chairperson. However, ISS acknowledges there will be cases where it is in the best interests of the company for a board not to comprise a majority of independent directors, and will assess all resolutions concerning the election of directors on a case-by-case basis.

Director Age Limits

ISS Recommendation: Generally, AGAINST

There is no requirement in the NZ Companies Act for directors to retire at a certain age. ISS supports resolutions seeking to remove age limitations from company constitutions.

ISS does not consider that age should be the sole factor in determining a director’s value to a company. Rather, each director’s performance should be evaluated on the basis of their individual contribution and experience. As long as directors are able to fulfill their fiduciary responsibility to shareholders, we do not believe they should be disqualified from remaining in office.

Alteration of the Number of Directors

ISS Recommendation: CASE-BY-CASE

The NZSX Listing Rules require a minimum of three directors for public companies. There is no maximum limit, although company constitutions may set a maximum limit. ISS considers these proposals on a case-by-case basis, but is generally supportive of resolutions that set a maximum limit on board size. ISS will generally recommend AGAINST resolutions that seek to remove any maximum limit on board size.

All proposals to alter board size during a proxy fight or other possible contests for control should be opposed. Allowing directors to alter the terms of a contest while it is under way is not in shareholders’ interests, as this tactic could be used to thwart a takeover that is in shareholders’ interests.

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Classification of Directors

Directors are classified as (i) executive, (ii) non-independent non-executive, or (iii) independent non-executive. The ISS definition of an independent director uses the ASX Corporate Governance Council’s definition as its core. The ASX Council definition is used because many NZ companies are listed on the ASX and in turn a substantial part of the NZX 50 consists of ASX-listed companies. The ASX definition is similar to the definition adopted by the NZSX Listing Rules of an independent director but is more specific and in some cases more stringent. It defines an independent director as a non-executive director who:

  Is not a substantial shareholder (or an executive or associate of a substantial shareholder) of the company;

  Has not within the last three years been employed by the company in an executive capacity, or been a director after ceasing to hold any such employment;

  Has not within the last three years been a principal or employee of a material professional adviser or material consultant to the corporate group;

  Is not a material supplier/customer of the corporate group (or an executive or associate of a material supplier/customer);

  Does not have a material contractual relationship with the corporate group;

  Has not served on the board for a period which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company;

  Is free from any other interest and any business or other relationship with the corporate group.

ISS interprets this definition as follows:

Substantial shareholders

  A "substantial" shareholder is a shareholder controlling 5 percent or more of the voting rights in the company. This is in accordance with the NZ Securities Markets Act.

  Where a person is a non-executive director of a substantial shareholder, he/she is classified as independent (unless a separate reason exists for classifying as non-independent). However, if the person is specifically designated as a representative of the substantial shareholder, he/she is classified as non-independent.

  A company founder is classified as non-independent even if no longer a substantial shareholder.

  A relative of a substantial shareholder is also classified as non-independent.

Former executives

  The three-year rule is treated as a ‘cooling off’ period. Therefore, where an executive joins the board (as a non-executive) on retirement from executive office, or stays on the board (as a non-executive) after retiring from executive office, he/she is classified as non-independent for so long as they remain on the board.

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  A relative of a current or former executive is also considered to be non-independent.

Advisers, suppliers, customers

  Where a person is a non-executive director of a material adviser/supplier/ customer, and not a major shareholder (or partner) in the material adviser/supplier/customer, he/she is classified as independent (unless a separate reason exists for classifying them as non-independent).

  The materiality threshold for transactions is NZ$250,000 per annum for large advisers/suppliers/customers and NZ$25,000 per annum for small advisers/suppliers /customers. ‘Large’ advisers include all major law, accounting and investment banking firms. These thresholds are assessed by looking at transactions during the two most recent financial years.

Tenure

  ISS classifies a non-executive director who has served 20 or more years as non-independent.

 Miscellaneous

  If the company classifies a director as non-independent without further information, he/she is classified as non-independent under the ‘residual’ category.

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Election of Directors

ISS looks at the overall composition of the board, and the audit, remuneration, and nomination committees and at directors’ attendance records (where provided) in assessing whether to support the election of board-endorsed directors. In doing so, ISS will bear in mind prevailing NZ board structures although as a general principle ISS supports audit, remuneration and nomination committees that have a majority of independent non-executive directors.

ISS will also consider the history of a particular director when deciding whether to recommend in favor of his or her (re)election. Examples of circumstances where ISS will consider recommending AGAINST a director’s election, regardless of board composition, is when a director has had a significant involvement with a failed company or where a director has in the past acted against the interests of all shareholders.

Where there is a majority-independent board (i.e. >50 percent) ISS will recommend FOR the (re)election of a board-nominated director unless:

  He/she is executive and chairperson, and there is no independent deputy chairperson or ‘lead independent director’ or other accountability mechanism (recommend AGAINST; but if he/she is the company founder and integral to the company: recommend FOR);

  He/she is executive (but not the CEO) and is on the audit committee (recommend AGAINST);

  He/she is non-independent due to being a former partner or employee of the company’s auditor, and is on audit committee (recommend AGAINST);

  He/she has attended less than 75 percent of board and committee meetings over the most recent two years, without a satisfactory explanation (recommend AGAINST);

  He/she sits on more than five other listed company boards (counting chairing a company as equivalent to two board positions), or is an executive director and holds more than one non-executive directorship at unrelated listed companies (recommend AGAINST).

Where there is not a majority-independent board (i.e. ≤50 percent):

  Generally recommend AGAINST executive directors (except the CEO and/or a company founder who is integral to the company) because executives do not need to sit on the board for directors to access their expertise. It is common in New Zealand for senior executives to be invited to board meetings to make presentations and answer questions;

  Recommend AGAINST any director who is non-independent due to being a former partner or employee of the company’s auditor, and is on audit committee;

  Recommend AGAINST any director who has attended less than 75 percent of board and committee meetings over the most recent two years, without a satisfactory explanation;

  Recommend AGAINST any director who sits on more than five other listed company boards (counting chairing a company as equivalent to two board positions), or is an executive director and holds more than one non-executive directorship at unrelated listed companies;

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  Recommend AGAINST a representative of a substantial shareholder on a board where independent directors constitute a minority of the board due to a preponderance of executive directors and substantial shareholder affiliates. In these cases, ISS will recommend against only one representative of the substantial shareholder.

Recommend AGAINST shareholder-nominated candidates who lack board endorsement, unless they demonstrate a clear ability to contribute positively to board deliberations.

Under extraordinary circumstances, recommend AGAINST directors individually, on a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company; or

  Failure to replace management as appropriate; or

  Egregious actions related to the director(s)' service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Removal of directors

ISS Recommendation: CASE-BY-CASE

The major factors in considering such resolutions are:

  Company performance relative to its peers;

  Strategy of the incumbents versus the dissidents;

  Independence of directors/nominees;

  Experience and skills of board candidates;

  Governance profile of the company;

  Evidence of management entrenchment;

  Responsiveness to shareholders;

  Level of disclosure by company to shareholders.

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GENERAL

Company Name Change

ISS Recommendation: Generally FOR

ISS views decisions about the company name as best left to management. Typically, name changes are proposed to align the company name more closely with its primary businesses activities and/or to simplify the company name. Such changes are usually made without detracting from market recognition of the company’s identity and activities.

Significant Change in Activities

ISS Recommendation: Generally FOR

ISS will generally recommend FOR resolutions to change the nature or scale of business activities (NZSX Listing Rule 9.1.1) so long as the notice of meeting and explanatory statement provides a sound business case for the proposed change.

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CAPITAL STRUCTURE

Multiple Voting Rights

ISS Recommendation: Generally, AGAINST

Recommend AGAINST proposals to create a new class of shares with superior voting rights.

Shareholders are better off opposing dual-class proposal on the grounds that they contribute to the entrenchment of management and allow for the possibility of management acquiring superior voting shares in the future. Empirical evidence also suggests that companies with simple capital structures also tend towards higher valuation because they are easier for investors to understand.

Non-Voting Shares

ISS Recommendation for introduction: CASE-BY-CASE

ISS Recommendation for cancellation: Generally, FOR

Recommend FOR proposals to create a new class of non-voting or sub-voting shares only if:

  It is intended for financing purposes with minimal or no dilution to current shareholders;

  It is not designed to preserve the voting power of an insider or significant shareholder.

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MERGERS AND DEMERGERS

ISS Recommendation: CASE-BY-CASE

In evaluating mergers and demergers for which shareholder approval in a meeting is being sought, ISS will evaluate the terms of the offer principally on the basis of the returns such an offer provides for shareholders. However, governance issues around the merger or demerger offer will be considered relevant if they have the potential to materially affect shareholders’ rights.

Areas where such issues will be considered relevant include:

  Whether a merger is being conducted via the NZ Takeovers Code.

  Where a merger or demerger agreement includes significant penalties that will be triggered should shareholders not approve it (’break fees’).

Even where there are potential governance shortcomings in a proposed merger or demerger, ISS may still recommend FOR the transaction on a ‘lesser of two evils’ basis, but may consider the conduct of the directors involved when assessing them as candidates for election to other boards.

As a general rule, however ISS will recommend FOR mergers and acquisitions and demergers/spinoffs unless:

  The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group.

  The company’s structure following the acquisition or merger does not reflect good corporate governance.

  Concerns exist that the negotiation process may have had an adverse impact on the valuation of the terms of the offer.

Recommend AGAINST if the company does not provide sufficient information upon request to make an informed voting decision.

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SHARE CAPITAL

Reduction of Share Capital: Absorption of Losses

ISS Recommendation: Generally, FOR

These types of capital reduction do not involve any funds being returned to shareholders. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. ISS usually supports such proposals as they are considered to be routine accounting measures.

Issue of Shares (Placement): Advance Approval

ISS Recommendation: CASE-BY-CASE

The NZSX Listing Rules, since changes adopted in April 2009, contain a general cap on non-pro-rata share issues of 20 percent of total equity over a rolling 12-month period (the limit was formerly 15 percent). Listing Rule 7.3.5(a)(i) allows shareholders to vote to carve out from the ‘20-percent-in-12-months’ cap a particular, proposed issue of shares. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 20 percent in 12 months cap for the company.

Recommend CASE-BY-CASE on all requests taking into consideration:

  Dilution to shareholders: In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders not participating in the placement will suffer dilution. ISS routinely recommends FOR issuance requests without preemptive rights for up to 20 percent of a company’s outstanding capital;

  The discount/premium in purchase price to the investor;

  The intended use of the proceeds;

  Any fairness opinion provided by the company;

  The impact of the issue on control of the company;

  The financing or strategic alternatives explored by the company;

  If the negotiations surrounding the placement were conducted at arms-length;

  The conversion rates on convertible equity (if applicable).

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Issue of Shares (Placement): Retrospective Approval

ISS Recommendation: CASE-BY-CASE

Listing Rule 7.3.5(a)(iii) allows shareholders to vote to carve out from the ‘20-percent-in-12-months’ cap an issue of shares made some time in the previous 12 months. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 20 percent in 12 months cap for the company.

It is ISS policy to approve such proposals unless the prior issue does not conform to ISS guidelines on share issuance in terms of dilution.

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REMUNERATION

In assessing executive and director remuneration, ISS’ overriding consideration is how remuneration relates to shareholders’ interests, specifically:

  That remuneration for non-executive directors is sufficient to attract and retain high calibre board members, but is not structured in such a way as to compromise their ability to oversee the company;

  That remuneration for executive directors and executives is sufficient to attract and retain talented individuals but is not excessive compared to appropriate market standards;

  That a reasonable proportion of executive remuneration is linked to company performance, and a substantial portion of performance linked remuneration be linked to company performance over the medium to long term;

  That all remuneration paid to directors and senior executives is clearly disclosed, and enables shareholders to assess how this remuneration relates to company performance.

Remuneration of Non-executive Directors – Increase in Aggregate Fee Cap

ISS Recommendation: CASE-BY-CASE

This type of resolution seeks shareholder approval for an increase in the maximum aggregate level of fees able to be paid to a company’s non-executive directors. It is a requirement of the NZSX Listing Rules that companies must obtain shareholder approval for any increase in the fee cap or alternatively, the individual remuneration paid to non-executive directors.

Changes to the Listing Rules in April 2009 also allow the resolution authorising the directors’ remuneration to enable the directors to receive some or all of their fees in shares issued at the market price.

ISS takes into account the size of the proposed increase, the level of fees compared to those at peer companies and the explanation the board has given for the proposed increase.

ISS will generally recommend FOR any fee cap resolution that also seeks to allow directors to receive part or all of their fees in shares. The NZSX Corporate Governance Code and investor governance guidelines worldwide support such schemes as increasing the alignment of interests between directors and shareholders.

Remuneration of Non-executive Directors – Issue of options

ISS Recommendation: Generally, AGAINST

This type of resolution seeks shareholder approval for the issue of options, or similar performance-linked securities, to non-executive directors. The NZSX Code encourages such schemes. However ISS will generally recommend AGAINST the issue of options to non-executive directors because issuing performance-linked equity incentives to directors may impair their ability to exercise independent judgment on behalf of investors. Investor governance standards such as the U.K. Combined Code and various Australian codes oppose the issue of options to non-executive directors. As noted elsewhere, outside of certain circumstances (such as very large equity issues), the NZSX Listing Rules no longer require shareholder approval for the issue of options to directors.

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Transparency of CEO incentives

It is common in NZSX-listed companies for the CEO not to be a member of the board of directors. NZ-registered companies are only required to disclose the individual remuneration of directors, although since changes to the Listing Rules in April 2009 shareholders are no longer able to vote on proposals concerning the issue of options to directors. It is reasonable for shareholders to be able to assess the remuneration of the most senior member of management, and to be able to vote on any equity incentives that they may be offered.

On this basis, in circumstances where the CEO’s remuneration is not subject to any shareholder approval or scrutiny, ISS may consider recommending AGAINST the reelection of directors of a company who serve on the remuneration committee. This will only be done in cases where it appears that the CEO has been granted a substantial quantity of equity incentives.

This will be assessed on a case-by-case basis, and will only be considered in cases where there appears to be no credible alternate explanation for a CEO not being a member of the board. ISS acknowledges there are circumstances in which it may be appropriate for a CEO not to be a director and will take into account all relevant circumstances of a particular company before making such a recommendation.

Remuneration of Executives: Options and Other Long-Term Incentives

ISS Recommendation: CASE-BY-CASE

Under the NZSX Listing Rules, companies are able to issue securities to employees without shareholder approval so long as such issues do not exceed 3 percent of issued capital per annum. Since changes to the Listing Rules in April 2009, approval is not required for the issue of securities to directors so long as the issue occurs under the general employee share plan limit and their participation is determined on the same basis as that of other employees. Certain NZ companies will continue to require shareholder approval of equity incentives for directors given they are also listed on the Australian Securities Exchange, where Listing Rule 10.14 requires prior approval for the issue of equity securities to a director under an employee incentive scheme.

ISS reviews long-term incentive plans and share option plans (and proposed grants of options and shares to particular directors) according to the following criteria:

Exercise price

  The exercise price for options should not be at a discount to market price at grant date (in the absence of demanding performance hurdles).

  Plans should not allow for the alteration of the terms of worthless options.

Vesting period

  There should be appropriate time restrictions before options can be exercised (if 50 percent or more of securities can vest in two years or less, this is generally considered too short).

Performance hurdles

  Generally, hurdles that relate to total shareholder return (TSR) (share price movement plus dividends and capital returns) are preferable to hurdles that specify an absolute share price target or an accounting measure of performance (such as earnings per share: EPS).

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  Where a relative hurdle is used (comparing the company’s performance against a group of peers or against an index), no vesting should occur for sub-median performance. ISS will consider the availability of an appropriate peer group for NZ based companies as a material factor in assessing relative benchmarks.

  The use of ‘indexed options’ – where the exercise price of an option is increased by the movement in a suitable index of peer companies (such as the NZX50) is generally considered a sufficiently demanding hurdle.

  A sliding-scale hurdle – under which the percentage of options/rights that vest increases according to a sliding scale of performance (whether absolute or relative) – is generally preferable to a hurdle under which 100 percent of options vest once a single target is achieved.

  In the absence of relative performance hurdles, absolute share price hurdles may be appropriate so long as they are sufficiently stretching. Where an absolute share-price target is used, executives can be rewarded by a rising market even if their company does relatively poorly. In addition, even if a share price hurdle is set at a significantly higher level than the prevailing share price, if the option has a long life then the hurdle may not be particularly stretching.

  In considering whether an absolute share price target is sufficiently stretching, ISS will consider a company’s explanation of how the target share price has been calculated. ISS will be more likely to consider an absolute share price target as sufficiently stretching when the target price is reflected in the option exercise price.

  The issue of options with no performance conditions other than continued service and the exercise price (set as being equal to the share price on date of issue) is not generally considered to be a sufficiently demanding hurdle.

  ISS will support incentive schemes with accounting-based hurdles if they are sufficiently demanding. An accounting-based hurdle does not necessarily require that shareholder value be improved before the incentive vests as it is possible for incentives to vest – and executives to be rewarded – without any medium- to long-term improvement in returns to shareholders. Growth in EPS may, but does not always, translate into a material increase in share price and dividends over the medium to long-term.

  Hurdles which relate option vesting to share price performance against a company’s cost of capital may be considered acceptable if the exercise price is adjusted to reflect the cost of capital over the vesting period. Shareholders must also be given sufficient information to determine if the cost of capital will be calculated or reviewed independently of management.

  Two different types of options should be distinguished: (1) grants of market-exercise-price options (traditional options), and (2) zero exercise price options (also called conditional awards, performance shares, and performance rights). Traditional options have an in-built share price appreciation hurdle, because the share price must increase above its level at grant date for the executive to have an incentive to exercise. Performance rights have no exercise price; the executive pays nothing to the company on exercising the rights. An EPS hurdle can lead to executive reward without any increase in shareholder return if the instruments are performance rights, but not if they are traditional options. Therefore, an EPS hurdle can more readily be supported if traditional options, rather than performance rights, are being granted.

  For an EPS target to be sufficiently stretching, where a single target is used (with 100 percent of options/rights vesting on the target being achieved), the target should generally specify a challenging target that is at least in line with analyst and management earnings forecasts. For targets which see rewards vest based on a sliding scale, vesting should start at a level below consensus forecasts only if a substantial portion of the award vests for performance above consensus forecasts.

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Retesting

  ISS does not support excessive retesting of options grants against performance hurdles. Many NZ companies use performance hurdles such as cost of capital relative to share price that allow for continual retesting and the issue of retesting against performance hurdles does not appear to have been raised with NZ companies in the past and many equity grants to executive directors have been modest in size. As such, it is not appropriate for ISS to recommend AGAINST a particular options grant on the basis of excessive retesting. However, ISS will continue to review NZ companies’ practices in this area with a view to considering the frequency of retesting in assessing grants sometime in the future.

  ISS will however generally recommend AGAINST incentive schemes that provide for retesting against performance hurdles on a rolling-basis. For retesting to be acceptable, at a minimum it should assess performance against the hurdle from the inception date to the date of vesting.

Transparency

  The methodology for determining exercise price of options should be disclosed.

  Shareholders should be presented with sufficient information to determine whether an incentive scheme will reward superior future performance.

  The proposed volume of securities which may be issued under an incentive scheme should be disclosed to enable shareholders to assess dilution.

  Time restrictions before options can be exercised should be disclosed, as should the expiry date of the options. Any restrictions on disposing of shares received on the exercise of options should be disclosed.

  If a value has been assigned to the options, the method used to calculate cost of options should be disclosed.

  The method of purchase or issue of shares on exercise of options should be disclosed.

Dilution of existing shareholders’ equity

  The aggregate number of shares and options issued under all employee and executive incentive schemes should not exceed 10 percent of issued capital.

Level of reward

  The value of options granted (assuming performance hurdles are met) should be consistent with comparable schemes operating in similar companies.

Who can participate in the scheme?

  The scheme should be open to all key executives.

  The scheme should not be open to non-executive directors.

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Other

  Incentive plans should include reasonable change-in-control provisions (i.e. pro-rata vesting based on the proportion of the vesting period expired and performance against the hurdles taking into account the size of awards).

  Incentive plans should include ‘good’ leaver/’bad’ leaver provisions to minimize excessive and unearned payouts.

In summary, ISS will generally recommend AGAINST plans and proposed grants under plans, if any of the following apply:

  The company failed to disclose adequate information regarding any element of the scheme;

  The performance hurdles are not sufficiently demanding;

  The plan permits retesting of grants based on rolling performance;

  The plan allows for excessive dilution.

Remuneration: Shareholder resolutions

ISS will generally recommend FOR appropriately structured shareholder resolutions calling for increased disclosure of executive remuneration and/or the introduction of a non-binding shareholder vote on a company’s remuneration policy. The NZ Companies Act and the NZSX Listing Rules do not presently require the disclosure of senior executives’ remuneration – beyond disclosure of the number of executives earning above NZ$100,000 per annum in bands of NZ$10,000 – or what part of executives’ remuneration is linked to performance.

Executives are employees of shareholders, and it is therefore appropriate for shareholders to be informed as to the level of executive remuneration, and how it is determined. It is also appropriate for shareholders to be given a non-binding vote on a company’s general approach to executive remuneration, and a number of jurisdictions, including the U.K., Australia, Sweden, and the Netherlands, have adopted such non-binding votes. These votes can be a valuable and relatively inexpensive way for shareholders to communicate concerns over remuneration to a company.

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Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

  If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

  Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

  The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

  If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

  If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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MISCELLANEOUS

Constitutional Amendment

ISS Recommendation: CASE-BY-CASE

Proposals to amend the company’s constitution are required to be approved by a special resolution (75 percent majority of votes cast).

Proposals range from a general updating of various clauses to reflect changes in corporate law and NZSX Listing Rules, to complete replacement of an existing constitution with a new "plain language," and updated, version.

ISS will pay particular attention to the likely impact of any proposed amendment on the rights of shareholders, and will generally recommend AGAINST any amendment that reduces shareholder rights without adequate justification.

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DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers. The Information may not be reproduced or redisseminated in whole or in part without prior written permission of ISS.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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